Exhibit 10.24

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)	RATING	PAGE 1 OF PAGES 80
2. CONTRACT (Proc. Inst. Ident.) NO. [redacted]	3. EFFECTIVE DATE 30 Aug 2021	4. REQUISITION/PURCHASE REQUEST/PROJECT NO.	
5. ISSUED BY CODE HQ0845 DEFENSE NNOVATION UNIT 230 RT JONES RD MOUNTA N V EW CA 94043	6. ADMINISTERED BY (If other than Item 5) CODE See Item 5		
7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code) HOUSTON MECHATRONICS, NC. HMI REG NALD B. BERKA 17146 FEATHERCRAFT LANE, STE 450 WEBSTER TX 77598-4364	8. DELIVERY [ ] FOB ORIGIN [X] OTHER (See below) 9. DISCOUNT FOR PROMPT PAYMENT 10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN:	ITEM	
CODE 7LK31	FACILITY CODE		
11. SHIP TO/MARK FOR CODE See Schedule	12. PAYMENT WILL BE MADE BY CODE HQ0339 DFAS-COLUMBUS CENTER / WEST ENTITLEMENT OPERATIONS PO BOX 182317 COLUMBUS OH 43218-2317		
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION: [ ] 10 U.S.C. 2304(c)( ) [ ] 41 U.S.C. 253(c)( )	14. ACCOUNTING AND APPROPRIATION DATA See Schedule		

15A. ITEM NO.	15B. SUPPLIES/ SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	SEE SCHEDULE				
				15G. TOTAL AMOUNT OF CONTRACT	[redacted]

16. TABLE OF CONTENTS

CONTRACTING OFFICER WILL COMPLETE ITEM 17 (SEALED-BID OR NEGOTIATED PROCUREMENT) OR 18 (SEALED-BID PROCUREMENT) AS APPLICABLE

17. [ ] CONTRACTOR'S NEGOTIATED AGREEMENT Contractor is required to sign this document and return copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. [ ] SEALED-BID AWARD (Contractor is not required to sign this document.) Your bid on Solicitation Number ________ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the terms listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your bid, and (b) this award/contract. No further contractual document is necessary. (Block 18 should be checked only when awarding a sealed-bid contract.)

19A. NAME AND TITLE OF SIGNER (Type or print)		20A. NAME OF CONTRACTING OFFICER	
Reginald B. Berka, Chief Operating Officer		[redacted]	
[redacted]	19C. DATE SIGNED September 1, 2021	20B. UNITED STATES OF AMERICA [redacted] (Signature of Contracting Officer)	20C. DATE SIGNED 30-Aug-2021

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001	Kick-off Meeting FFP Kick-off Meeting FOB: Destination MFR PART NR: 000 1353	1	Each	[redacted]	[redacted]
				NET AMT	[redacted]
	ACRN AA CIN: [redacted]				[redacted]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002	Data Collection Event 1 FFP Data Collection Event 1 FOB: Destination MFR PART NR: 000 1353	1	Each	[redacted]	[redacted]
				NET AMT	[redacted]
	ACRN AA CIN: [redacted]				[redacted]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003		1	Each	[redacted]	[redacted]
	Data Collection Event 2 FFP Data Collection Event 2 FOB: Destination MFR PART NR: 000 1353				
				NET AMT	[redacted]
	ACRN AA CIN: [redacted]				[redacted]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004		1	Each	[redacted]	[redacted]
	Object Perception Demonstration FFP Object Perception Demonstration FOB: Destination MFR PART NR: 000 1353				
				NET AMT	[redacted]
	ACRN AA CIN: [redacted]				[redacted]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005	Monthly Reporting FFP Monthly Reporting (at the completion of all) FOB: Destination MFR PART NR: 000 1353				NSP
				NET AMT	

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0006	Bi-Weekly Update Calls FFP Bi-Weekly Update Calls (at completion of all) FOB: Destination MFR PART NR: 000 1353				NSP
				NET AMT	

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0007 OPTION	Preliminary Design Review FFP Preliminary Design Review FOB: Destination MFR PART NR: 000 1353	1	Each	[redacted]	[redacted]
				NET AMT	[redacted]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0008 OPTION	Critical Design Review FFP Critical Design Review FOB: Destination MFR PART NR: 000 1353	1	Each	[redacted]	[redacted]
				NET AMT	[redacted]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0009 OPTION	Hardware in the Loop Demonstration FFP Hardware in the Loop Demonstration FOB: Destination MFR PART NR: 000 1353	1	Each	[redacted]	[redacted]
				NET AMT	[redacted]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0010 OPTION	Tethered Autonomy Demonstration FFP Tethered Autonomy Demonstration FOB: Destination MFR PART NR: 000 1353	1	Each	[redacted]	[redacted]
				NET AMT	[redacted]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0011 OPTION	Untethered Autonomy Demonstration 1 FFP Untethered Autonomy Demonstration 1 FOB: Destination MFR PART NR: 000 1353	1	Each	[redacted]	[redacted]
				NET AMT	[redacted]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0012 OPTION	Interface Control Document Delivery FFP Interface Control Document Delivery FOB: Destination MFR PART NR: 000 1353	1	Each	[redacted]	[redacted]
				NET AMT	[redacted]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0013		1	Each	[redacted]	[redacted]
OPTION	Environmental Testing Support FFP Environmental Testing Support FOB: Destination MFR PART NR: 000 1353				
				NET AMT	[redacted]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0014		1	Each	[redacted]	[redacted]
OPTION	UMMA Compliance Report Delivery FFP UMMA Compliance Report Delivery FOB: Destination MFR PART NR: 000 1353				
				NET AMT	[redacted]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0015 OPTION	ATR Expansion 1 FFP ATR Expansion 1 FOB: Destination MFR PART NR: 000 1353	1	Each	[redacted]	[redacted]
				NET AMT	[redacted]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0016 OPTION	ATR Expansion 2 FFP ATR Expansion 2 FOB: Destination MFR PART NR: 000 1353	1	Each	[redacted]	[redacted]
				NET AMT	[redacted]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0017 OPTION	ATR Expansion 3 FFP ATR Expansion 3 FOB: Destination MFR PART NR: 000 1353	1	Each	[redacted]	[redacted]
				NET AMT	[redacted]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0018		1	Each	[redacted]	[redacted] NTE
OPTION	Untethered Demonstration 2 FFP Untethered Demonstration 2 - Prices for this CLIN are subject to the Government's future definitized requirements. Final prices shall not exceed the unit price shown herein. FOB: Destination MFR PART NR: 000 1353				

NET AMT [redacted]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0019		1	Each	[redacted]	[redacted] NTE
OPTION	Sensor Payload 1 FFP Sensor Payload 1 -- Prices for this CLIN are subject to the Government's future definitized requirements. Final prices shall not exceed the unit price shown herein. FOB: Destination MFR PART NR: 000 1353				

NET AMT [redacted]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0020		1	Each	[redacted]	[redacted] NTE
OPTION	Sensor Payload 2				

FFP
Sensor Payload 2 -- Prices for this CLIN are subject to the Government's future definitized requirements. Final prices shall not exceed the unit price shown herein.
FOB: Destination
MFR PART NR: 000
1353

NET AMT [redacted]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0021		1	Each	[redacted]	[redacted] NTE
OPTION	Sensor Payload 3				

FFP
Sensor Payload 3 - Prices for this CLIN are subject to the Government's future definitized requirements. Final prices shall not exceed the unit price shown herein.
FOB: Destination
MFR PART NR: 000
1353

NET AMT [redacted]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0022		1	Each	[redacted]	[redacted] NTE
OPTION	Communication Payload Integration 1				

FFP
Communication Payload Integration 1- Prices for this CLIN are subject to the Government's future definitized requirements. Final prices shall not exceed the unit price shown herein.
FOB: Destination
MFR PART NR: 000
1353

NET AMT [redacted]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0023		1	Each	[redacted]	[redacted] NTE
OPTION	Engineering Services 1				

FFP
Engineering Services 1- Prices for this CLIN are subject to the Government's future definitized requirements. Final prices shall not exceed the unit price shown herein.
FOB: Destination
MFR PART NR: 000
1353

NET AMT [redacted]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0024 OPTION	Engineering Services 2 FFP Engineering Services 2 - Prices for this CLIN are subject to the Government's future definitized requirements. Final prices shall not exceed the unit price shown herein. FOB: Destination MFR PART NR: 000 1353	1	Each	[redacted]	[redacted] NTE

NET AMT [redacted]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0025 OPTION	Engineering Services 3 FFP Engineering Services 3 - Prices for this CLIN are subject to the Government's future definitized requirements. Final prices shall not exceed the unit price shown herein. FOB: Destination MFR PART NR: 000 1353	1	Each	[redacted]	[redacted] NTE

NET AMT [redacted]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0026		1	Each	[redacted]	[redacted] NTE
OPTION	Two (2) Prototypes Delivery FFP Two (2) Prototypes Delivery - Prices for this CLIN are subject to the Government's future definitized requirements. Final prices shall not exceed the unit price shown herein. FOB: Destination MFR PART NR: 000 1353				

NET AMT [redacted]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0027		1	Each	[redacted]	[redacted] NTE
OPTION	Operator & Maintainer Training FFP Operator & Maintainer Training - Prices for this CLIN are subject to the Government's future definitized requirements. Final prices shall not exceed the unit price shown herein. FOB: Destination MFR PART NR: 000 1353				

NET AMT [redacted]

Section E - Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Destination	Government	Destination	Government
0002	Destination	Government	Destination	Government
0003	Destination	Government	Destination	Government
0004	Destination	Government	Destination	Government
0005	Destination	Government	Destination	Government
0006	Destination	Government	Destination	Government
0007	Destination	Government	Destination	Government
0008	Destination	Government	Destination	Government
0009	Destination	Government	Destination	Government
0010	Destination	Government	Destination	Government
0011	Destination	Government	Destination	Government
0012	Destination	Government	Destination	Government
0013	Destination	Government	Destination	Government
0014	Destination	Government	Destination	Government
0015	Destination	Government	Destination	Government
0016	Destination	Government	Destination	Government
0017	Destination	Government	Destination	Government
0018	Destination	Government	Destination	Government
0019	Destination	Government	Destination	Government
0020	Destination	Government	Destination	Government
0021	Destination	Government	Destination	Government
0022	Destination	Government	Destination	Government
0023	Destination	Government	Destination	Government
0024	Destination	Government	Destination	Government
0025	Destination	Government	Destination	Government
0026	Destination	Government	Destination	Government
0027	Destination	Government	Destination	Government

Section F - Deliveries or Performance

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
0001	05-SEP-2021	1	N/A FOB: Destination	
0002	23-SEP-2021	1	N/A FOB: Destination	
0003	15-NOV-2021	1	N/A FOB: Destination	
0004	15-DEC-2021	1	N/A FOB: Destination	
0005	15-JAN-2022		N/A FOB: Destination	
0006	15-JAN-2022		N/A FOB: Destination	
0007	N/A	N/A	N/A	N/A
0008	N/A	N/A	N/A	N/A
0009	N/A	N/A	N/A	N/A
0010	N/A	N/A	N/A	N/A
0011	N/A	N/A	N/A	N/A
0012	N/A	N/A	N/A	N/A
0013	N/A	N/A	N/A	N/A
0014	N/A	N/A	N/A	N/A
0015	N/A	N/A	N/A	N/A
0016	N/A	N/A	N/A	N/A
0017	N/A	N/A	N/A	N/A
0018	N/A	N/A	N/A	N/A
0019	N/A	N/A	N/A	N/A
0020	N/A	N/A	N/A	N/A

0021	N/A	N/A	N/A		N/A
0022	N/A	N/A	N/A		N/A
0023	N/A	N/A	N/A		N/A
0024	N/A	N/A	N/A		N/A
0025	N/A	N/A	N/A		N/A
0026	N/A	N/A	N/A		N/A
0027	N/A	N/A	N/A		N/A

Section G - Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

[redacted]

AMOUNT: [redacted]

ACRN	CLIN/SLIN	CIN	AMOUNT
AA	0001 0002 0003 0004	[redacted]	[redacted]

AGREEMENT NO. HQ08452190031

OTHER TRANSACTION FOR PROTOTYPE AGREEMENT

between

The United States Government
Defense Innovation Unit
230 R.T. Jones Rd
Mountain View, CA 94043

and

Houston Mechatronics Inc
17146 Feathercraft Ln Suite 450 Webster, Texas
DUNS Number: 079574594
CAGE: 7LK31

Agreement No.: [redacted]

Effective Date: See SF26 Block 3, Agreement

This Agreement is entered into between the United States of America, represented by Defense Innovation Unit, hereinafter called Government and Houston Mechatronics Inc, hereinafter called COMPANY, pursuant to 10 U.S.C.§2371b and under United States Federal law. Government and COMPANY are collectively referred to as the "Parties."

TABLE OF CONTENTS

ATTACHMENT 3: AGREEMENT ADMINISTRATION
ATTACHMENT 4: DATA ASSERTIONS LIST
ATTACHMENT 5: COMPANY'S END USER LICENSE AGREEMENT ("EULA")
ATTACHMENT 6: AFFIRMATION OF BUSINESS STATUS CERTIFICATION
ATTACHMENT 7: PROHIBITION ON USE OF CERTAIN TELECOMMUNICATIONS AND VIDEO SURVEILLANCE SERVICES OR EQUIPMENT

ARTICLE 1: DEFINITIONS

1.1. "Adequate security" means protective measures that are commensurate with the consequences and probability of loss, misuse, or unauthorized access to, or modification of information.

1.2. "Agreement" or "OTA" refers to the Other Transaction Agreement, as authorized under 10 U.S.C. 2371b, between the Government and COMPANY Agreement No. HQ0845-21-9-0031.

1.3. "Agreements Officer (AO)" is the Defense Innovation Unit Contracting Activity warranted Contracting Officer authorized to sign the final agreement for the Government.

1.4. "Agreements Officer's Representative (AOR)" is the individual designated by the Government on a per project basis to monitor all technical and administrative aspects.

1.5. "Commercial Computer Software" means software developed or regularly used for non-governmental purposes which -

a. Has been sold, leased, or licensed to the public;

b. Has been offered for sale, lease, or license to the public;

c. Has not been offered, sold, leased, or licensed to the public but will be available for commercial sale, lease, or license in time to satisfy the delivery requirements of this agreement; or

d. Satisfies a criterion expressed in paragraphs a, b, or c of this definition and would require only minor modification to meet the requirements of this agreement.

1.6. "Commercial Computer Software License" means the license terms under which Commercial Computer Software is sold or offered for sale, lease or license to the general public.

1.7. "COMPANY attributional/proprietary information" means information that identifies the COMPANY(s), whether directly or indirectly, by the grouping of information that can be traced back to the COMPANY(s) (e.g., program description, facility locations), personally identifiable information, as well as trade secrets, commercial or financial information, or other commercially sensitive information that is not customarily shared outside of the company.

1.8. "Compromise" means disclosure of information to unauthorized persons, or a violation of the security policy of a system, in which unauthorized intentional or unintentional disclosure, modification, destruction, or loss of an object, or the copying of information to unauthorized media may have occurred.

1.9. "Computer Data Base" as used in this Agreement, means a collection of data recorded in a form capable of being processed by a computer. The term does not include computer software.

1.10. "Computer program" as used in this Agreement means a set of instructions, rules, or routines in a form that is capable of causing a computer to perform a specific operation or series of operations.

1.11. "Computer software" as used in this Agreement means computer programs, source code, source code listings, object code listings, design details, algorithms, processes, flow charts, formulae and related material that would enable the software to be reproduced, recreated or recompiled. Computer software does not include computer databases or computer software documentation.

1.12. "Computer software documentation" means owner's manuals, user's manuals, installation instructions, operating instructions, and other similar items, regardless of storage medium, that explain the capabilities of the computer software or provide instructions for using the software.

1.13. "Confidential Information" means information and materials of a Disclosing Party which are designated as confidential or as a Trade Secret in writing by such Disclosing Party, whether by letter or by use of an appropriate stamp or legend, prior to or at the same time any such information or materials are disclosed by such Disclosing Party to the Receiving Party. Notwithstanding the foregoing, materials and other information which are orally, visually, or electronically disclosed by a Disclosing Party, or are disclosed in writing without an appropriate letter, stamp, or legend, shall constitute Confidential Information or a Trade Secret if such Disclosing Party, within thirty calendar days after such disclosure, delivers to the Receiving Party a written document or documents describing the material or information and indicating that it is confidential or a Trade Secret, provided that any disclosure of information by the Receiving Party prior to receipt of such notice shall not constitute a breach by the Receiving Party of its obligations. "Confidential Information" includes any information and materials considered a Trade Secret by the COMPANY on its own behalf or on behalf of their subcontractors or suppliers.

1.14. "Contracting Activity" means an element of an agency designated by the agency head and delegated broad authority regarding acquisition functions. It also means elements or another agency designated by the director of a defense agency which has been delegated contracting authority through its agency charter.

1.15. "Controlled technical information" means technical information with military or space application that is subject to controls on the access, use, reproduction, modification, performance, display, release, disclosure, or dissemination. Controlled technical information would meet the criteria, if disseminated, for distribution statements B through F using the criteria set forth in DoD Instruction 5230.24, Distribution Statements on Technical Documents. The term does not include information that is lawfully publicly available without restrictions.

1.16. "Covered COMPANY information system" means an unclassified information system that is owned, or operated by or for, a COMPANY and that processes, stores, or transmits covered defense information.

1.17. "Covered defense information" means unclassified controlled technical information or other information, as described in the Controlled Unclassified Information (CUI) Registry at http://www.archives.gov/cui/registry/category-list.html, that requires safeguarding or dissemination controls pursuant to and consistent with law, regulations, and Government wide policies, and is—

a. Marked or otherwise identified in the agreement, task order, or delivery order and provided to the COMPANY by or on behalf of DoD in support of the performance of the agreement; or

b. Collected, developed, received, transmitted, used, or stored by or on behalf of the COMPANY in support of the performance of the Agreement.

1.18. "Cyber incident" means actions taken through the use of computer networks that result in a compromise or an actual or potentially adverse effect on an information system and/or the information residing therein.

1.19. "Data" means recorded information, regardless of form or the media on which it may be recorded. The term includes technical data and computer software. The term does not include information incidental to agreement administration, such as financial, administrative, cost or pricing, or management information.

1.20. "Date of Completion" is the date on which all work is completed or the date on which the period of performance ends.

1.21. "Developed" means that an item, component, or process exists and is workable. Thus, the item or component must have been constructed or the process practiced. Workability is generally established when the item, component, or process has been analyzed or tested sufficiently to demonstrate to reasonable people skilled in the applicable art that there is a high probability that it will operate as intended. Whether, how much, and what type of analysis or testing is required to establish workability depends on the nature of the item, component, or process, and the state of the art. To be considered "developed," the item, component, or process need not be at the stage where it could be offered for sale or sold on the commercial market, nor must the item, component, or process be actually reduced to practice within the meaning of Title 35 of the United States Code.

1.22. "Development" means the systematic use of scientific and technical knowledge in the design, development, testing, or evaluation of a potential new product or service (or of an improvement in an existing product or service) to meet specific performance requirements or objectives. It includes the functions of design engineering, prototyping, and engineering testing.

1.23. "Disclosing Party" means COMPANY, or their subcontractors or suppliers, or the Government who discloses Confidential Information.

1.24. "Form, fit and function data" means technical data that describes the required overall physical, functional and performance characteristics (along with the qualification requirements, if applicable) of an item, component, or process to the extent necessary to permit identification of physically and functionally interchangeable items.

1.25. "Foreign Firm or Institution" means a firm or institution organized or existing under the laws of a country other than the United States, its territories, or possessions. The term includes, for purposes of this Agreement, any agency or instrumentality of a foreign government; and firms, institutions or business organizations which are owned or substantially controlled by foreign governments, firms, institutions, or individuals.

1.26. "Forensic analysis" means the practice of gathering, retaining, and analyzing computer-related data for investigative purposes in a manner that maintains the integrity of the data.

1.27. "Government" means the U.S. Government.

1.28. "Government Fiscal Year" means the period commencing on October 1 and ending September 30 of the following calendar year.

1.29. "Information system" means a discrete set of information resources organized for the collection, processing, maintenance, use, sharing, dissemination, or disposition of information.

1.30. "Know-How" means all information including, but not limited to discoveries, formulas, materials, inventions, processes, ideas, approaches, concepts, techniques, methods, software, programs, documentation, procedures, firmware, hardware, technical data, specifications, devices, apparatus and machines.

1.31. "Malicious software" means computer software or firmware intended to perform an unauthorized process that will have adverse impact on the confidentiality, integrity, or availability of an information system. This definition includes a virus, worm, Trojan horse, or other code-based entity that infects a host, as well as spyware and some forms of adware.

1.32. "Media" means physical devices or writing surfaces including, but is not limited to, magnetic tapes, optical disks, magnetic disks, large-scale integration memory chips, and printouts onto which covered defense information is recorded, stored, or printed within a covered COMPANY information system.

1.33. "Milestone" means a scheduled event signifying the completion of a major deliverable or a set of related deliverables as identified in the Statement of Work.

1.34. "Operationally critical support'' means supplies or services designated by the Government as critical for airlift, sealift, intermodal transportation services, or logistical support that is essential to the mobilization, deployment, or sustainment of the Armed Forces in a contingency operation.

1.35. "Receiving Party" means COMPANY, or their subcontractors or suppliers, or the Government who receives Confidential Information disclosed by a Disclosing Party.

1.36. "Signatory Authority" refers to the individual that has the authority to legally bind a party to an agreement.

1.37. "Subject Invention" means any invention or discovery of the Government or Company, individually or jointly, that is conceived or first actually reduced to practice in the course of or under this agreement, and includes any art, method, process, machine, manufacture, design, or composition of matter, or any new and useful improvement thereof, whether patented or unpatented under the Patent Laws of the United States or any foreign country.

1.38. "Technical information" means technical data or computer software, examples of technical information include research and engineering data, engineering drawings, and associated lists, specifications, standards, process sheets, manuals, technical reports, technical orders, catalog-item identifications, data sets, studies and analyses and related information, and computer software executable code and source code.

1.39. "Trade Secret" means all forms and types of financial, business, scientific, technical, economic, or engineering or otherwise proprietary information, including, but not limited to, patterns, plans, compilations, program devices, formulas, designs, prototypes, methods, techniques, processes, procedures, programs, or codes, whether tangible or intangible, and whether or how stored, compiled, or memorialized physically, electronically, graphically, photographically, or in writing if:

a. The owner thereof has taken reasonable measures to keep such information secret; and

b. The information derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable through proper means by, the public.

1.40. "Technology" means discoveries, innovations, Know-How and inventions, whether patentable or not, including computer software, recognized under U.S. law as intellectual creations to which rights of ownership accrue, including, but not limited to, patents, trade secrets, mask works, and copyrights developed under this Agreement.

1.41. "Controlled Unclassified Information (CUI)" means unclassified information that requires safeguarding or dissemination controls, pursuant to and consistent with applicable law, regulations, and Government-wide policies. Instructions for the use, marking, dissemination, and storage of CUI can be found in DoD Instruction 5200.48, "Controlled Unclassified Information (CUI)."

ARTICLE 2: SCOPE OF THE AGREEMENT

2.1. Background

Other Transactions Agreement (OTA) is the term commonly used to refer to the 10 USC 2371b authority to enter into transactions other than contracts, grants or cooperative agreements. The Department of Defense (DoD) currently has authority to make awards that are directly relevant to enhancing the mission effectiveness of military personnel and the supporting platforms, systems, components, or materials proposed to be acquired or developed by the Department of Defense, or to improvement of platforms, systems, components, or materials in use by the armed forces. OTAs are acquisition instruments that are generally not subject to the Federal laws and regulations governing procurement (FAR based) contracts. As such, they are not required to comply with the Federal Acquisition Regulation (FAR), its supplements (e.g., DFARS) or laws that are limited in applicability to procurement contracts. This OTA is awarded in accordance with Commercial Solutions Opening (CSO) HQ0845-20-S-C001 procedures, posted Area of Interest, and is the result of a competitive process based on the COMPANY's submitted proposals.

2.2. Scope

2.2.1. This Agreement is an Other Transaction Agreement pursuant to 10 U.S.C. § 2371b. The principal purpose of this Agreement is to conduct a prototype project per Attachment 1: Statement of Work (SOW).

2.2.2. COMPANY shall be responsible for performance of the work set forth in the SOW. The COMPANY shall provide all documentation required in accordance with the deliverables table set forth in the SOW.

2.2.3. The COMPANY shall be paid a fixed amount for each milestone accomplished in accordance with the Schedule of Milestones and Payments set forth in Attachment 2: Wide Area Workflow Instructions and Article 5 procedures.

2.3. Potential for Follow-On Production

2.3.1. 10 U.S.C. Section § 2371b authorizes DoD to structure OT agreements with potential to award a follow-on, sole source production contract or transaction to the OT agreement participants. Two criteria must be met to use this authority; 1) competitive procedures were used to select the COMPANY and 2) the participants must have successfully completed the prototype project provided for in the transaction. This award leveraged competitive procedures outlined in accordance with the Area of Interest under the

solicitation vehicle represented in Article 2.1. This meets the first criterion needed to use the follow-on authority provided under title 10 U.S.C. § 2371b.

2.3.2. In accordance with 10 U.S.C. § 2371b the parties will consider this agreement or portions thereof successfully completed upon acceptance of specific: milestones, objectives, outcomes, or accomplishments as outlined in the SOW. In accordance with OSD policy, successful completion may occur prior to the completion of the entire prototype project. Additionally, completion can occur prior to the conclusion of a prototype project to allow the Government to transition any aspect of the prototype project determined to provide utility into production while other aspects of the prototype project have yet to be completed.

ARTICLE 3: TERM OF AGREEMENT AND TERMINATION

3.1. Term of this Agreement

The term of this agreement commences upon the effective date and continues as defined in the Statement of Work. Provisions of this Agreement, which, by their express terms or by necessary implication, apply for periods of time other than specified herein, shall be given effect, notwithstanding this Article.

3.2. Termination Provisions

The Government may terminate this Agreement by written notice to the COMPANY, provided that such written notice is preceded by consultation between the Parties. The COMPANY may request Agreement termination by giving the Government written notification with sufficient notice of their intent to do so. Failure of the Parties to agree to terminate shall be resolved pursuant to Article 6, Disputes.

3.3. Extending the Term

The Parties may extend, by mutual written agreement, the term of this Agreement if opportunities within the scope set forth in Article 2 reasonably warrant. Any extension shall be formalized through modification of the Agreement by the Agreements Officer and the COMPANY and in accordance with procedures outlined in Article 4.2.

3.4. Special Termination Clause

In the event the Government is made aware of an "outside investor" in violation of the Committee on Foreign Investment in the United States (CFIUS) or The Foreign Investment Risk Review Modernization Act of 2018 (FIRRMA), this Agreement will be subject to immediate termination without notification pursuant to Article 3.2. The COMPANY is encouraged to disclose outside investor activity in order for the Government to perform risk assessment of critical technology and national defense.

ARTICLE 4: MANAGEMENT, ADMINISTRATION, AND MODIFICATION

4.1. Administration. Unless otherwise provided in this Agreement, changes to this Agreement may only be made by the Agreements Officer. Administrative and contractual matters under this Agreement shall be referred to the representatives identified in Attachment 3: Agreement Administration.

4.2. Modifications

4.2.1. Recommendations for modifications, including justifications to support any changes to the SOW and terms of this agreement may originate with either a request from the COMPANY to the AOR and Agreements Officer, or the Government through the Agreements Officer. This documentation will detail the technical, chronological, and financial impact of the proposed modification to the program. The AO and the COMPANY shall approve any Agreement modification. The Government is not obligated to pay for additional or revised future milestones until the Milestone Payment chart in the SOW is formally revised and made part of this Agreement via a modification signed by the Agreements Officer.

4.2.2. The Agreements Officer is responsible for the review and approval of any recommendations to modify the SOW, or other proposed changes to the terms and conditions of this Agreement. If additional terms and conditions are required to be included to address work that may be required under this Agreement, they will be included by mutual written modification to this Agreement.

4.3.3. For minor or administrative Agreement modifications (e.g. changes in the paying office or appropriation data, changes to Government or the Company's personnel identified in the Agreement) no signature is required by the Company. Administrative modifications may be unilaterally executed by the Agreements Officer. All modifications except for administrative modifications shall be made by mutual written agreement of the parties.

4.3.4. The Agreements Officer is responsible for initiating all modifications to this Agreement.

ARTICLE 5: OBLIGATION AND PAYMENT

5.1. Obligation

This Agreement is funded in accordance with the amount annotated in the SF 26 Section G. In no case shall the Government's financial obligations exceed the amount obligated on the Agreement or by amendment to this Agreement. The Government is not obligated to reimburse the COMPANY for expenditures in excess of the amount of obligated funds allotted by the Government. If a modification becomes necessary in performance of this Agreement, pursuant to Article 4.2, the Agreements Officer and the COMPANY shall execute a revised Schedule of Milestones and Payments for prospective milestones.

5.2. Payments

5.2.1. The Parties agree that payments will be made in accordance with completion of milestones. These payments reflect value received by the Government toward the accomplishment of the prototype project goals of this Agreement.

5.2.2. The COMPANY shall document the accomplishments of each completed milestone by submitting or otherwise providing the Milestone Report required by the SOW. After verification (written or otherwise) of the accomplishment of the milestone by the AOR, the COMPANY will submit their invoice through Wide Area Workflow (WAWF), as detailed in Attachment 2.

5.2.3. Limitation of Funds: In no case shall the Government's financial liability exceed the amount obligated under this Agreement.

5.2.4. Payments will be made by the cognizant Defense Finance and Accounting Service office, as indicated in Attachment 2, within thirty (30) calendar days of an accepted invoice in WAWF. Attachment 2 details how to submit and process invoices through WAWF.

5.2.5. Payments shall be made in the amounts set forth in SF26 Section B, provided the AOR has verified the completion of the milestones.

5.2.6. The COMPANY shall maintain adequate records to account for all funding under this Agreement.

5.3. Financial Records and Reports:

5.3.1. The COMPANY shall maintain adequate records to account for Federal funds received under this Agreement and shall maintain adequate records to account for COMPANY Project Agreement funding provided under this Agreement. COMPANY relevant financial records are subject to examination or audit by or on behalf of the Comptroller General, DIU Contracting Activity, or other Government Official for a period not to exceed three years after expiration of the term of the Agreement. The Comptroller General, Agreements Officer or designee shall have direct access to sufficient records and information of any party to this agreement or any entity that participates in the performance of this agreement to ensure full accountability for all funding under this Agreement. Such audit, examination or access shall be performed during business hours on business days upon prior written notice and shall be subject to the security requirements of the audited party. Any audit required during the course of the program may be conducted by the Comptroller General or other Government Official using Government auditors or, at the request of COMPANY's external CPA accounting firm at the expense of the COMPANY. This requirement shall not apply with respect to a party or entity, or a subordinate element of a party or entity, that has not entered into any other agreement that provides for audit access by a Government entity in the year prior to the date of the agreement.

5.2.2. The COMPANY shall include this Article, suitably modified to identify the Parties, in all subcontracts or lower tier agreements entered into solely in connection with this Agreement.

ARTICLE 6: DISPUTES

6.1. General

The Parties shall communicate with one another in good faith and in a timely and cooperative manner when raising issues pertaining to this Agreement under this article, with the objective of resolving any misunderstanding, disagreement, claims, or disputes by mutual agreement.

6.2. Dispute Resolution Procedures

6.2.1. Any disagreement, claim or dispute between the Government and the COMPANY concerning questions of fact or law arising from or in connection with this Agreement, and, whether or not involving an alleged breach of this Agreement, may be raised only under this Article.

6.2.2. Whenever disputes, disagreements, or misunderstandings arise, the Parties shall attempt to resolve the issue(s) involved by discussion and mutual agreement as soon as practicable, with the goal of settlement within three (3) months of identification of the issue. Every reasonable attempt will be made to resolve all issues at the Agreements Officer's level. Alternative Dispute Resolution (ADR) procedures to include, but not limited to settlement negotiations, mediation and fact-finding, will be used to the maximum extent practicable. Whenever the COMPANY submits, in writing, a claim or issue to the Government, the Agreements Officer shall consider the claim or issue and, within 30 calendar days of receipt of the claim or issue in dispute, either:

a. Prepare and transmit a written decision to the COMPANY, which shall include the basis for the decision, and accordingly document the Agreement file or;

b. Notify the COMPANY of a specific date when the Agreements Officer will render a decision if more time is needed for response. The notice will inform the COMPANY of the reason for delaying the decision.

6.2.3. In the event the COMPANY decides to appeal the decision, the Agreements Officer shall make every effort to encourage the COMPANY to enter into ADR procedures with the Agreements Officer. The ADR procedure applicable to this Agreement expressed in subparagraphs below:

a. Failing resolution by mutual agreement, the aggrieved Party shall document the dispute, disagreement, or misunderstanding by notifying the other Party through the cognizant Agreements Officer in writing documenting the relevant facts, identifying unresolved issues, specifying the clarification or remedy sought, and documenting the rationale as to why the clarification/remedy is appropriate. Within ten (10) working days after providing notice to the other Party, the aggrieved Party may, in writing, request a decision by the Senior Contracting Official, DIU. The other Party shall submit a written position on the matter(s) in dispute within thirty (30) calendar days after being notified that a decision has been requested. The Senior Contracting Official, DIU, will conduct a review of the matter(s) in dispute and render a decision in writing within thirty (30) calendar days of receipt of such position. Any such decision is final and binding, unless a Party shall, within thirty (30) calendar days request further review as provided by this article. If requested within thirty (30) calendar days of the decision by the Senior Contracting Official, DIU, further review will be conducted by the President of the COMPANY and the DIU Director. In the event of a decision, or in absence of a decision within sixty (60) calendar days of referral to the President of the COMPANY and the DIU Director (or such other period as agreed to by the parties), either party may pursue any right or remedy provided by law. Alternatively, the parties may agree to explore and establish an Alternate Disputes Resolution procedure to resolve this dispute.

b. If the COMPANY chooses not to participate in the Dispute Resolution Procedure or does not accept the results of the Dispute Resolution Procedure, the COMPANY may bring a formal claim as authorized by 28 U.S.C. 1491 or other applicable statutes, and pursue any right and remedy in a court of competent jurisdiction. The Parties' attempt to resolve issues through settlement negotiations, mediation and fact-finding pursuant to this Article 6 shall be non-binding and without prejudice to either Party.

6.3. Limitation of Damages

Claims for damages of any nature whatsoever pursued under this Agreement shall be limited to direct damages only up to the aggregate amount of Government funding disbursed as of the time the dispute arises. In no event shall the Government be liable for claims for consequential, punitive, special and incidental damages, claims for lost profits, or other indirect damages.

ARTICLE 7: CONFIDENTIAL INFORMATION

7.1. Exchange of Information

The Government may from time to time disclose Government Confidential Information to the COMPANY and its subcontractors or suppliers, in connection with a particular project, and the COMPANY and its subcontractors or suppliers, may from time to time disclose information that is Trade Secret or Confidential Information to the Government in connection with the OTA or performance thereunder. Neither the

Government nor COMPANY or their subcontractors or suppliers shall be obligated to transfer Confidential Information or Trade Secrets independently developed by the Government or the COMPANY or their subcontractors or suppliers, absent an express written agreement between the Parties providing the terms and conditions for such disclosure.

7.2. Confidentiality and Authorized Disclosure

The Receiving Party agrees, to the extent permitted by law, that Confidential Information and Trade Secrets shall remain the property of the Disclosing Party (no one shall disclose unless they have the right to do so), and that, unless otherwise agreed to by the Disclosing Party, Confidential Information and Trade Secrets shall not be disclosed, divulged, or otherwise communicated by it to third parties or used by it for any purposes other than in connection with specified project efforts and the licenses granted in Article 8, Article 9, and Article 10, provided that the duty to protect such "Confidential Information" and "Trade Secrets" shall not extend to materials or information that:

1. Are received or become available without restriction to the Receiving Party under a proper, separate agreement,

2. Are not identified with a suitable notice or legend per Article entitled "Confidential Information" herein,

3. Are lawfully in possession of the Receiving Party without such restriction to the Receiving Party at the time of disclosure thereof as demonstrated by prior written records,

4. Are or later become part of the public domain through no fault of the Receiving Party,

5. Are received by the Receiving Party from a third party having no obligation of confidentiality to the Disclosing Party that made the disclosure,

6. Are developed independently by the Receiving Party without use of Confidential Information or Trade Secrets as evidenced by written records,

7. Are required by law or regulation to be disclosed; provided, however, that the Receiving Party has provided written notice to the Disclosing Party promptly so as to enable such Disclosing Party to seek a protective order or otherwise prevent disclosure of such information.

7.3. Return of Proprietary Information

Upon the request of COMPANY, the Government shall promptly return all copies and other tangible manifestations of the Confidential Information or Trade Secrets disclosed. Upon request by the Government, COMPANY shall promptly return all copies and other tangible manifestations of the Confidential Information disclosed by the Government. As used in this section, tangible manifestations include human readable media as well as magnetic and digital storage media.

7.4. Term

Except to the extent covered by and subject to other provisions of this Agreement, the obligations of the Receiving Party under this Article shall continue for a period of five (5) years after the expiration or termination of this Agreement.

7.5. Subcontracts

The Government and the COMPANY shall flow down the requirements of this Article to their respective personnel, agents, partners, and team members receiving such Confidential Information or Trade Secrets under this OTA.

ARTICLE 8: PUBLICATION AND ACADEMIC RIGHTS

8.1. Use of Information

Subject to the provisions of Article 7, Confidential Information, and this Article, Publication and Academic Rights, the COMPANY and the Government shall have the right to publish or otherwise disclose information and/or data developed by the Government and/or the respective COMPANY under this Agreement. The COMPANY and the Government (and its employees) shall include an appropriate acknowledgement of the sponsorship of the Research Projects by the Government and the COMPANY in such publication or disclosure. The Parties shall have only the right to use, disclose, and exploit any such data and Confidential Information or Trade Secrets in accordance with the rights held by them pursuant to this Agreement. Notwithstanding the above, the Parties shall not be deemed authorized by Article 8.1, alone, to disclose any Confidential Information or Trade Secrets of the Government or the COMPANY. Nothing contained herein shall contradict or contravene any use of unlimited data rights obtained under Article 10 below.

8.2. Classified Research Projects

If a release of Confidential Information or Trade Secrets is for a classified Research Project, the provisions of the DoD Security Agreement (DD Form 441), Certificate Pertaining to Foreign Interests (SF 328), and the DoD Contract Security Classification Specification (DD Form 254) apply. The Government will be responsible for the completion of the DD Form 254. The COMPANY member must complete the DD Form 441 and SF 328 and provide them to the Government through for review by the proper Government representatives, the Industrial Security Representative at the cognizant Defense Security Service (DSS) office for DD Form 441 and SF 328 and the requiring activity's local Security office for the DD Form 254.

8.3. Review or Approval of Technical Information for Public Release

8.3.1. At least 30 days prior to the scheduled release date, COMPANY shall submit to the Agreements Officer two copies of the information to be released. The Agreements Officer will route the information to the AOR and other appropriate parties for review and approval.

8.3.2. The AOR is hereby designated as the approval authority for the Agreements Officer for such releases.

8.3.3. Parties to this Agreement are responsible for ensuring that an acknowledgment of government support will appear in any publication of any material based on or developed under this OTA, using the following acknowledgement terms:

> *"Effort sponsored by the U.S. Government under Other Transaction number HQ0845-21-9-0031 between the COMPANY and the Government. The U.S. Government is authorized to reproduce and distribute reprints for Governmental purposes notwithstanding any copyright notation thereon."*

8.3.4. Parties to this Agreement are also responsible for assuring that every publication of material based on or developed under this project contains the following disclaimer:

"The views and conclusions contained herein are those of the authors and should not be interpreted as necessarily representing the official policies or endorsements, either expressed or implied, of the U.S. Government."

8.3.5. The COMPANY shall flow down these requirements to its partners and team members, at all tiers.

8.4. Filing of Patent Applications

During the course of any such thirty (30) calendar day period, the COMPANY and/or the Government shall provide notice to the Agreements Officer as to whether it desires that a patent application be filed on any invention disclosed in such materials. In the event that a COMPANY and/or the Government desires that such a patent be filed, the COMPANY or the Government proposing to publish or disclose such materials agrees to withhold publication and disclosure of such materials until the occurrence of the first of the following:

1. Filing of a patent application covering such invention, or

2. Written agreement, from the Agreements Officer and the COMPANY that no patentable invention is disclosed in such materials.

3. Further, during the course of any such thirty (30) calendar day period, the COMPANY shall notify the Agreements Officer and the Government if it believes any of its Confidential Information or Trade Secrets have been included in the proposed publication or disclosure and shall identify the specific Confidential Information or Trade Secrets that need to be removed from such proposed publication. The Government and the COMPANY agree to remove from the proposed publication or disclosure all such Confidential Information or Trade Secrets so identified by the COMPANY.

ARTICLE 9: PATENT RIGHTS

9.1. Allocation of Principal Rights

9.1.1. Unless the COMPANY notifies the Government, in accordance with subparagraph 2 below, that the COMPANY does not intend to retain title, the COMPANY shall retain the entire right, title, and interest throughout the world to each Subject Invention consistent with the provisions of this Article.

9.1.2. With respect to any Subject Invention in which the COMPANY retains title, the Government shall receive a nonexclusive, nontransferable, irrevocable, paid-up license to practice, or to have practiced (make, have made, use, have used, or import) the Subject Invention throughout the world on behalf of the United States for U.S. Government purposes and on behalf of any foreign government or international organization pursuant to any existing or future treaty or agreement with the United States in accordance with 35 U.S.C. § 209(d)(1) and 37 C.F.R. 404.7(a)(2)(i). The COMPANY shall record a confirmatory instrument of the Government's license to the Subject Invention with the United States Patent and Trademark Office.

9.1.3. In accordance with 37 C.F.R. 404.7(a)(2)(ii), the Government retains the right to grant licenses to third parties on reasonable terms when necessary to fulfill health, safety, or other needs of the public to the extent such needs are not being reasonably satisfied by COMPANY.

9.2. EULA Considerations

All Data delivered to the Government under this Agreement, other than Data Developed or Generated under this Agreement, shall be subject to the restrictions and limitations set forth in COMPANY's End User License Agreement ("EULA") at Attachment 5 (if applicable) provided they are consistent with federal law. To the extent the terms and conditions in the COMPANY's EULA, including all subcontractor EULAs, are inconsistent with federal law, they shall be deemed deleted and unenforceable including, but not limited to the following:

1. Any future changes to this Agreement or the EULA must be signed by a duly warranted Agreements Officer, in writing. The same requirement applies to contract modifications affecting the rights of the parties. All terms and conditions intended to bind the Government must be included within the contract signed by a warranted Agreements Officer.

2. Clauses in the EULA referencing termination or cancellation are hereby deemed to be deleted. Termination and cancellations will be governed by Article 3 of this Agreement.

3. Any disputes relating to the EULA shall be resolved in accordance with Article 6 of this Agreement. Any provisions of the EULA that would subject the United States to any law, jurisdiction, or venue other than that of the United States is hereby deemed to be deleted. The validity, interpretation and enforcement of this Agreement and the attached EULA will be governed by and construed in accordance with federal law as opposed to any state or local law.

4. All EULA clauses referencing Licensee Indemnities are hereby deemed to be deleted. All EULA clauses that (1) violate the Department of Justice's right to represent the Government in any case (28 U.S.C. § 516) and/or (2) require that the Government give sole control over the litigation and/or settlement, are hereby deemed to be deleted.

5. All EULA clauses that violate the Anti-Deficiency Act (31 U.S.C. § 1341), which prohibits the Government from paying any fees or penalties beyond the Agreement amount (including attorney's and expert witness fees), unless specifically authorized by existing statutes, are hereby deemed to be deleted. This includes, but is not limited to, provisions indicating paid services, fees, charges, and/or billing practices will renew automatically until the licensee elects to cancel.

6. COMPANY 's warranty clause shall not impair the U.S. Government's right to recover for fraud or crimes arising out of or related to this Agreement under any federal fraud statute, including, but not limited, to the False Claims Act, 31 U.S.C. §§ 3729-3733.

7. The EULA does not represent the entire agreement, but will be incorporated as an attachment and made a material part of the Agreement.

9.3. Marking or Data

Pursuant to Article 9.1 and Article 1 any Data delivered under this Agreement, except for Data subject to COMPANY's EULA pursuant to Article 9.2, above, shall be marked with the appropriate data rights markings and the COMPANY's name and address and include the following legend:

"Use, duplication, or disclosure is subject to the restrictions as stated in Agreement HQ0845-21-9-0031 between the Government and the COMPANY."

9.4. Lower Tier Agreements

The COMPANY shall include this Article, suitably modified to identify the Parties, in all subcontracts or lower tier agreements entered into solely in connection with this Agreement.

ARTICLE 10: DATA RIGHTS

10.1. Allocation of Principal Rights

10.1.1. Data that will be delivered, furnished, or otherwise provided to the Government under this Agreement, in which the Government has previously obtained rights, shall be delivered, furnished, or provided with the pre- existing rights, unless (a) the parties have agreed otherwise, or (b) any restrictions on the Government's rights to use, modify, reproduce, release, perform, display, or disclose the data have expired or no longer apply.

10.1.2. Identification of Principal Rights: See Attachment 4.

10.1.3. Marking of Data: Any Data delivered under this Agreement shall be marked with the following legend:

> *"This data is being delivered as Commercial Computer Software or Technical Data, as defined in Agreement HQ0845-21-9-0031. Use, duplication, or disclosure is subject to the restrictions as stated in Agreement HQ0845- 21-9-0031 between the COMPANY and the Government."*

10.1.4. In the event that the COMPANY learns of a release to the Government of its unmarked Data that should have contained a restricted legend, the COMPANY will have the opportunity to cure such omission going forward by providing written notice to the Agreements Officer within six (6) months of the erroneous release.

10.2. Prior Technology

In the event it is necessary for the COMPANY to furnish the Government with Data which existed prior to, or was produced outside of this Agreement, and such Data embodies trade secrets or comprises commercial or financial information which is privileged or confidential, and such Data is so identified with a suitable notice or legend, the Data will be maintained in confidence and disclosed and used by the Government and such Government Contractors or contract employees that the Government may hire on a temporary or periodic basis only for the purpose of carrying out the Government's responsibilities under this Agreement. Data protection will include proprietary markings and handling, and the signing of nondisclosure agreements by such Government Contractors or contract employees. The COMPANY shall not be obligated to provide Data that existed prior to, or was developed outside of this Agreement to the Government. Upon completion of activities under this Agreement, such Data will be disposed of as requested by the COMPANY.

10.3. Oral and Visual Information

If information which the COMPANY considers to embody trade secrets or to comprise commercial or financial information which is privileged or confidential is expressly disclosed orally or visually directly to the Government, the exchange of such information must be memorialized in tangible, recorded form and marked with a suitable notice or legend, and furnished to the Government within thirty (30) calendar days after such oral or visual disclosure, or the Government shall have no duty to limit or restrict, and shall not incur any liability for any disclosure and use of such information. If the Government reasonably

determines that the memorialization of the exchange is insufficiently detailed to enable it to identify the privileged or confidential information, COMPANY shall provide additional detail at the Government's request, subject to restrictions on use and disclosure.

10.4. Disclaimer of Liability

10.4.1. Notwithstanding the above, the Government shall not be restricted in, nor incur any liability for, the disclosure and use of:

a. Data not identified with a suitable notice or legend as set forth in this Article; nor

b. Information contained in any Data for which disclosure and use is restricted, if such information is or becomes generally known without breach of the above, is properly known to the Government or is generated by the Government independent of carrying out responsibilities under this Agreement, is rightfully received from a third party without restriction, or is included in Data which the COMPANY has furnished, or is required to furnish to the Government without restriction on disclosure and use.

10.4.2. Notwithstanding Article 10.4.1.a., if the COMPANY cures the omission of the suitable notice or legend, the restrictions, and related liability for disclosure and use of such information shall apply after cure unless it is then unrestricted under Article 10.4.1.b.

10.5. Copyright

The COMPANY hereby grants to the U.S. Government a non-exclusive, non-transferable, royalty-free, fully paid-up license to reproduce, prepare derivative works, distribute copies to the public, and perform publicly and display publicly any copyrighted materials developed (excluding Data) under this Agreement to which it owns the copyright, and to authorize others to do so.

10.6. Lower Tier Agreements

The COMPANY shall include this Article, suitably modified to identify the parties, in all, subcontracts or lower tier agreements, regardless of tier, or experimental, developmental, or research work.

10.7. Survival Rights

Provisions of this Article shall survive termination of this Agreement.

ARTICLE 11: SOFTWARE LICENSE

11.1. License and Restrictions

11.1.1. Subject to the terms and conditions of this Agreement, the COMPANY grants to the Government, a non-sublicensable, nonexclusive license (the "License") to the Products set forth in this OTA during the term of the License Term in each Order placed under this Agreement. The Government may allow access to the Products to Government Authorized Users. Under the License, the COMPANY grants the

Government the right to permit Government Authorized Users to access the Products and where applicable, Reports, through the applicable interfaces.

11.1.2. License to Documentation. Subject to Article 7 (Confidential Information) and Article 10 (Data Rights), the Government may make and distribute copies of the Documentation for use solely by Government Authorized Users in connection with use of the Products in accordance with this Agreement, but no more than the amount reasonably necessary. Any permitted copy of the Documentation must contain the same copyright and other proprietary notices that appear in the Documentation.

11.1.3. License Restrictions. Except for the rights expressly granted under this Agreement, the Government shall not:

a. use the Products in (A) violation of any applicable law (including, where applicable, Children's Online Privacy Protection Act (COPPA)), or in connection with unlawful material (such as material that violates any obscenity, defamation, harassment, privacy, or intellectual property laws); or (B) a manner that would cause a material risk to the security or operations of COMPANY or any of its customers, or to the continued normal operation of other COMPANY customers;

b. republish, display, sell, rent, lease, host, circulate, disseminate, assign or sub-license the Products;

c. offer, use, or permit the use of the Products in a computer service business, third-party outsourcing service, on a membership or subscription basis, on a service bureau basis, on a time-sharing basis, as part of a hosted service, or on behalf of any third party;

d. attempt to interact with the operating system underlying the Products, or modify, create derivative works of, adapt, translate, reverse engineer, decompile, or otherwise attempt to discover the source code in, any COMPANY technical data. This restriction will not apply to the extent it limits any non-waivable right Government may enjoy under applicable law;

e. remove, obscure, or alter any proprietary notices associated with the Products (including any notices in reports that are deliverables under this Agreement);

f. use any software components, modules, or other services that may be delivered with the Products, but which are not licensed to Government; or

g. unbundle any components of the Products for use on different computers or devices as the Products are designed and provided to Government for use as single non-severable offerings. The COMPANY reserves all other rights not expressly granted in this Agreement.

11.2. Security and Support

The COMPANY shall:

1. not use, modify or disclose to anyone any electronic data or information submitted by the Government to or through the Products or specific identifiable information on the Government's use of the Products ("Government Data"), except as reasonably required to provide the Products to the Government;

2. provide the Government with support for the Products in accordance with the COMPANY's then-current standard support policies and all support requirements required under this OTA. The COMPANY may from time to time at its sole discretion modify, update, upgrade or extend the Products

(including, without limitation, for the purposes of adding features and functionality, or enhancing security or usability).

11.3. Third Party Access

11.3.1. Subject to Article 7 (Confidential Information) and Article 10 (Data Rights) above, the Government may allow a third-party covered Government support contractor to operate, use or access the data/Products solely on Government's behalf. The COMPANY may require the Government support contractor to enter into a non-disclosure agreement directly with the COMPANY regarding the Government support contractor's operation, use or access of such data/Products, or alternatively, that the COMPANY (or party asserting restrictions) may waive in writing the requirement for a nondisclosure agreement.

11.3.1.1 Anticipated Government support contractors assisting in this effort are identified below:

[redacted]

11.3.2. COMPANY Responsibility. Submission of a proposal under this RPP will constitute a grant of authority by the COMPANY to the Government to allow the use of Government support contractors to operate, use or access the data/Products solely on Government's behalf, and such use or access shall be subject to the terms of this Agreement. If the COMPANY determines the need to enter into a non-disclosure agreement directly with the Government support contractor, the COMPANY shall notify the Agreements Officer, DIU PM and AOR in writing.

11.4. Limited Warranty

Limited Warranty and Remedy for Software. COMPANY warrants that the Software, as delivered to Government, will substantially perform as stated. The Government will notify COMPANY of a claim under this warranty within 30 days of the date on which the condition giving rise to the claim first appeared. To the extent permitted by law, Government's sole and exclusive remedy and COMPANY's sole liability under or in connection with this warranty will be a replacement of the Distributed Code (as applicable), or if replacement is not commercially reasonable, a termination of the applicable Software and a refund of any pre-paid unused fees for the applicable Software.

ARTICLE 12: FOREIGN ACCESS TO TECHNOLOGY

This Article shall remain in effect during the term of the Agreement and for five (5) years thereafter.

12.1. General

The Parties agree that research findings and technology developments arising under this Agreement may constitute a significant enhancement to the national defense, and to the economic vitality of the United States. Accordingly, access to important technology developments under this Agreement by Foreign Firms or Institutions must be carefully controlled. The controls contemplated in this Article are in addition to, and are not intended to change or supersede, the provisions of the International Traffic in Arms Regulations (22 C.F.R. Part 120, et seq.), the National Industrial Security Program Operating Manual (NISPOM) (DoD

5220.22-M), and the Department of Commerce's Export Administration Regulations (15 C.F.R. Part 730, et seq.).

12.2. Restrictions on Sale or Transfer of Technology to Foreign Firms or Institutions

12.2.1. In order to promote the national security interests of the United States and to effectuate the policies that underlie the regulations cited above, the procedures stated in Article 12.2.2, 12.2.3, and 12.2.4 below shall apply to any transfer of Technology. For purposes of this paragraph, a transfer includes a sale of the company, or sales or licensing of Technology. Transfers include:

a. Sales of products or components; or

b. Licenses of the software or documentation related to sales of products or components; or

c. Transfer to foreign subsidiaries of the COMPANY for purposes related to this Agreement; or

d. Transfer which provides access to Technology to a Foreign Firm or Institution which is an approved source of supply or source for the conduct of research under this Agreement provided that such transfer shall be limited to that necessary to allow the firm or institution to perform its approved role under this Agreement.

12.2.2. The COMPANY shall provide timely notice to the Government of any proposed transfers from the COMPANY of Technology developed under this Agreement to Foreign Firms or Institutions. If the Government determines that the transfer may have adverse consequences to the national security interests of the United States, the COMPANY, its vendors, and the Government shall jointly endeavor to find alternatives to the proposed transfer which obviate or mitigate potential adverse consequences of the transfer but which provide substantially equivalent benefits to the COMPANY.

12.2.3. In any event, the COMPANY shall provide written notice to the Agreements Officer of any proposed transfer to a foreign firm or institution at least sixty (60) calendar days prior to the proposed date of transfer. Such notice shall cite this Article and shall state specifically what is to be transferred and the general terms of the transfer. Within thirty (30) calendar days of receipt of the COMPANY's written notification, the Agreements Officer shall advise the COMPANY whether it consents to the proposed transfer. In cases where the Government does not concur or sixty (60) calendar days after receipt and the Government provides no decision, the COMPANY may utilize the procedures under Article V, Disputes. No transfer shall take place until a decision is rendered.

12.2.4. In the event a transfer of Technology to Foreign firms or Institutions which is NOT approved by the Government takes place, the COMPANY shall (a) refund to the Government funds paid for the development of the Technology and (b) the Government shall have a non-exclusive, nontransferable, irrevocable, paid-up license to practice, or to have practiced on behalf of the United States the Technology throughout the world for Government and any and all other purposes, particularly to effectuate the intent of this Agreement. Upon request of the Government, the COMPANY shall provide written confirmation of such licenses.

12.3. Export Compliance

Each Party agrees to comply with U.S. Export regulations including, but not limited to, the requirements of the Arms Export Control Act, 22 U.S.C. § § 2751-2794, including the International Traffic in Arms Regulation (ITAR), 22 C.F.R. § 120 et seq.; and the Export Administration Act, 50 U.S.C. app. § 2401-2420. Each party is responsible for obtaining from the Government export licenses or other authorizations/approvals, if required, for information or materials provided from one party to another under

this Agreement. Accordingly, the COMPANY shall not export, directly, or indirectly, any products and/or technology, Confidential Information, Trade Secrets, or Classified and Unclassified Technical Data in violation of any U.S. Export laws or regulations.

12.4. Lower Tier Agreements

The COMPANY shall include this Article, suitably modified, to identify the Parties, in all subcontracts or lower tier agreements, regardless of tier, for experimental, developmental, or research work.

ARTICLE 13: OPERATIONAL SECURITY

Access and General Protection/Security Policy and Procedures. All COMPANY employees, including subcontractor employees, shall comply with all installation and facility access and local security policies and procedures (provided by Government representative), and security/emergency management exercises. The COMPANY shall also provide all information required for background checks to meet installation access requirements. The COMPANY workforce shall comply with all personal identity verification and accountability requirements as directed by DoD, the Government customer and/or local policy. Should the Force Protection Condition (FPCON) at any individual facility or installation change, the Government may require changes in COMPANY security matters or processes. During FPCONs Charlie and Delta, services/installation access may be discontinued/postponed due to higher threat. Services will resume when FPCON level and/or threat is reduced to an acceptable level as determined by the Installation Commander. The COMPANY shall be subject to and comply with vehicle searches, wearing of ID badges, etc. If access to classified information becomes required in the performance of this Agreement such access will be in accordance with the DoD 5220.22-M, National Industrial Security Program Operating Manual (NISPOM), and all applicable DoD personnel security regulations.

ARTICLE 14: GOVERNING LAW AND JURISDICTION

This Agreement shall be construed and enforced in accordance with the laws of the United States in a Federal Court with competent jurisdiction. Any dispute arising under this Agreement shall first be handled in accordance with Article 5: Disputes of this Agreement.

ARTICLE 15: TITLE TO AND DISPOSITION OF PROPERTY

Company is required to obtain Agreement Officer written approval for any acquired property valued at $5,000 or more under this Agreement. The Government will not take title to Company acquired or produced property, except property the agreement identifies as deliverable property, unless the parties agree otherwise. Title to all other property shall remain with the COMPANY. The COMPANY shall be responsible for the maintenance, repair, protection, and preservation of all such property at its own expense.

ARTICLE 16: GOVERNMENT FURNISHED PROPERTY

The Government will provide the COMPANY with the Government Furnished Property (GFP) listed in the Statement of Work (SOW) and/or referenced in a Government Furnished Property List that may be incorporated as an attachment to this Agreement to facilitate the performance of this OTA.

The COMPANY shall assume the risk of and be responsible for any loss or destruction of, or damage to, the GFP while it is in the COMPANY's possession or control, with the exception of reasonable wear and tear or reasonable and proper consumption. The GFP shall be returned at the end of the OTA Period of Performance in a condition that is as good as when it was received with the exception of said reasonable wear and tear, or in accordance with the provisions of the OTA regarding its use. The COMPANY shall obtain explicit written authorization for any transfer or disposition of the GFP.

ARTICLE 17: SAFEGUARDING COVERED DEFENSE INFORMATION AND CYBER INCIDENT REPORTING

17.1. Adequate Security. The COMPANY shall provide adequate security on all covered COMPANY information systems. To provide adequate security, the COMPANY shall implement, at a minimum, the following information security protections:

17.1.1. For covered COMPANY information systems that are part of an Information Technology (IT) service or system operated on behalf of the Government, the following security requirements apply:

a. Cloud computing services shall be subject to the security requirements specified:

(1) The COMPANY shall implement and maintain administrative, technical, and physical safeguards and controls with the security level and services required in accordance with the Cloud Computing Security Requirements Guide (SRG) found at http://iase.disa.mil/cloud_security/Pages/index.aspx, unless notified by the Agreements Officer Representative that this requirement has been waived by the DoD Chief Information Officer.

(2) The COMPANY shall maintain within the United States or outlying areas all Government data that is not physically located on Government premises, unless the COMPANY receives written notification from the Agreements Officer Representative to use another location.

b. Any other such IT service or system (i.e., other than cloud computing) shall be subject to the security requirements specified elsewhere in this contract.

17.1.2. For 'covered COMPANY information systems' that are not part of an IT service or system operated on behalf of the Government and therefore are not subject to the security requirement specified at Article 17.1.1., the following security requirements apply:

a. Except as provided in Article 17.1.1.b, the covered COMPANY information system shall be subject to the security requirements in National Institute of Standards and Technology (NIST) Special Publication (SP) 800-171, "Protecting Controlled Unclassified Information in Nonfederal Information Systems and Organizations" (available via the internet at http://dx.doi.org/10.6028/NIST.SP.800-171) in effect at the time the solicitation is issued or as authorized by the Contracting Officer.

b. The National Institute of Standards and Technology Considerations:

(1) The COMPANY shall implement NIST SP 800-171, as soon as practical.

(2) The COMPANY shall submit requests to vary from NIST SP 800-171 in writing to the Agreements Officer, for consideration by the DoD CIO. The COMPANY need not implement any security requirement adjudicated by an authorized representative of the DoD CIO to be non-applicable or to have an alternative, but equally effective, security measures that may be implemented in its place.

(3) If the DoD CIO has previously adjudicated the COMPANY's requests indicating that a requirement is not applicable or that an alternative security measure is equally effective, a copy of that approval shall be provided to the Agreements Officer or Agreements Officer Representative when requesting its recognition under this agreement.

(4) If the COMPANY intends to use an external cloud service provider to store, process, or transmit any covered defense information in performance of this contract, the COMPANY shall require and ensure that the cloud service provider meets security requirements equivalent to those established by the Government for the Federal Risk and Authorization Management Program (FedRAMP) Moderate baseline (https://www.fedramp.gov/resources/documents/) and that the cloud service provider complies with requirements in Article 17.2 to 17.6 for cyber incident reporting, malicious software, media preservation and protection, access to additional information and equipment necessary for forensic analysis, and cyber incident damage assessment.

17.1.3. Apply other information systems security measures when the COMPANY reasonably determines that information systems security measures, in addition to those identified in Article 17.1.2.b(1) and Article 17.1.2.b(2), may be required to provide adequate security in a dynamic environment or to accommodate special circumstances (e.g., medical devices) and any individual, isolated, or temporary deficiencies based on an assessed risk or vulnerability. These measures may be addressed in a system security plan.

17.2. Cyber Incident Reporting Requirement

17.2.1. When the COMPANY discovers a cyber incident that affects a covered COMPANY information system or the covered defense information residing therein, or that affects the COMPANY's ability to perform the requirements of the contract that are designated as operationally critical support and identified in the agreement, the COMPANY shall—

a. Conduct a review for evidence of compromise of covered defense information, including, but not limited to, identifying compromised computers, servers, specific data, and user accounts. This review shall also include analyzing covered COMPANY information system(s) that were part of the cyber incident, as well as other information systems on the COMPANY's network(s), that may have been accessed as a result of the incident in order to identify compromised covered defense information, or that affect the COMPANY's ability to provide operationally critical support; and

b. Rapidly report any cyber incident(s) within 72 hours of discovery to DoD at http://dibnet.dod.mil

17.2.2. Cyber incident report. The cyber incident report shall be treated as information created by or for DoD and shall include, at a minimum, the required elements at http://dibnet.dod.mil.
17.2.3. Medium assurance certificate requirement. In order to report cyber incidents in accordance with this clause, the COMPANY or subcontractor shall have or acquire a DoD-approved medium assurance certificate to report cyber incidents. For information on obtaining a DoD-approved medium assurance certificate, see http://iase.disa.mil/pki/eca/Pages/index.aspx.

17.3. Malicious software. When the COMPANY or subcontractors discover and isolate malicious software in connection with a reported cyber incident, submit the malicious software to DoD Cyber Crime Center (DC3) at this website: https://www.dc3.mil/ or in accordance with additional instructions provided by DC3 or the Agreements Officer or the Agreements Officer Representative. Do not send the malicious software to the Agreements Officer or Agreements Officer Representative.

17.4. Media preservation and protection. When a COMPANY discovers a cyber incident has occurred, the COMPANY shall preserve and protect images of all known affected information systems identified in Article 17.2.1.a and all relevant monitoring/packet capture data for at least 90 days from the submission of the cyber incident report to allow DoD to request the media or decline interest.

17.5. Access to additional information or equipment necessary for forensic analysis. Upon request by DoD, the COMPANY shall provide DoD with access to additional information or equipment that is necessary to conduct a forensic analysis.

17.6. Cyber incident damage assessment activities. If DoD elects to conduct a damage assessment, the AO will request that the COMPANY provide all of the damage assessment information gathered in accordance with Article 17.4.

17.7. DoD safeguarding and use of COMPANY attributional/proprietary information. The Government shall protect against the unauthorized use or release of information obtained from the COMPANY (or derived from information obtained from the COMPANY) under this clause that includes COMPANY attributional/proprietary information, including such information submitted in accordance with Article 17.2. To the maximum extent practicable, the COMPANY shall identify and mark attributional/proprietary information. In making an authorized release of such information, the Government will implement appropriate procedures to minimize the COMPANY attributional/proprietary information that is included in such authorized release, seeking to include only that information that is necessary for the authorized purpose(s) for which the information is being released.

17.8. Use and release of COMPANY attributional/proprietary information not created by or for DoD

Information that is obtained from the COMPANY (or derived from information obtained from the COMPANY) under this clause that is not created by or for the Government is authorized to be released outside of Government-

1. To entities with missions that may be affected by such information;

2. To entities that may be called upon to assist in the diagnosis, detection, or mitigation of cyber incidents;

3. To Government entities that conduct counterintelligence or law enforcement investigations;

4. For national security purposes, including cyber situational awareness and defense purposes (including with Defense Industrial Base (DIB) participants in the program at 32 CFR part 236).

17.9. Use and release of COMPANY attributional/proprietary information created by or for DoD

Information that is obtained from the COMPANY (or derived from information obtained from the COMPANY) under this Article that is created by or for the Government (including the information submitted pursuant to Article 17.2) is authorized to be used and released outside of the Government for purposes and activities authorized by Article 17.8 , and for any other lawful Government purpose or

activity, subject to all applicable statutory, regulatory, and policy based restrictions on the Government's use and release of such information.

17.10. Other safeguarding or reporting requirements. The safeguarding and cyber incident reporting required by this clause in no way abrogates the COMPANY's responsibility for other safeguarding or cyber incident reporting pertaining to its unclassified information systems as required by other applicable clauses of this contract, or as a result of other applicable U.S. Government statutory or regulatory requirements.

17.11. Lower Tier Agreements. The COMPANY shall include this Article, suitably modified to identify the Parties, in all subcontracts or lower tier agreements entered into solely in connection with this Agreement.

ARTICLE 18: STATUTORY AUTHORITY

This Agreement is not a Federal procurement contract, grant or cooperative agreement. Nothing in this Agreement or its attachments will be construed as incorporating by reference or implication any provision of Federal acquisition law or regulation not specifically mentioned in this Agreement. This Agreement is subject to the compliance requirements of Title VI of the Civil Rights Act of 1964 as amended (42 U.S.C. § 2000d) relating to nondiscrimination in Federally assisted programs. The COMPANY has signed an Assurance of Compliance with the nondiscriminatory provisions of the Act. Additionally, this Agreement is subject to the Trafficking Victims Protection Act of 2000, as amended (22 U.S.C. chapter 78), Executive Order 13627, Strengthening Protections Against Trafficking in Persons in Federal Contracts, the international Traffic in Arms Regulations (22 C.F.R. Part 120, et seq.), the National Industrial Security Program Operating Manual (NISPOM) (DoD 5220.22-M), the Department of Commerce's Export Administration Regulations (15 C.F.R. Part 730, et seq.), and the Federal Property and Administrative Services Act (40 U.S.C. chapter 5), to the extent applicable to the activities to be conducted under this Agreement. In addition, the Procurement integrity Act (41 U.S.C. §2101-2107) shall apply to this Agreement.

ARTICLE 19: INDEMNITY

19.1. The COMPANY shall defend, indemnify and hold the Government harmless (including payment of all reasonable costs, attorneys' fees, settlements and damages) from any actions brought against Government to the extent that it is based on a claim that the Products or Documentation infringe any U.S. registered copyright of any third party, provided that: (i) the COMPANY is promptly notified in writing of the claim; (ii) the COMPANY has sole control of the investigation, preparation, defense, and/or settlement of such claim, and the Government does not settle such claim without the COMPANY's consent; and (iii) at the COMPANY's request and expense, Government provides reasonable assistance and information to the COMPANY. Nothing contained herein shall be deemed to contradict or contravene the authority of the Department of Justice as per 28 USC §516.

19.2. In the event of any such infringement claim, the COMPANY may at its sole option:

1. replace the infringing Products with functionally equivalent software;

2. modify such Products to render the same non- infringing, while retaining substantively equivalent functionality

3. procure for the Government a license to continue to use such Products under the terms of this Agreement; or

4. if the foregoing are not commercially reasonable, direct the Government to terminate use of such Products. If the COMPANY directs Government to terminate use of such Products (or a permanent injunction is issued against such use), the COMPANY shall refund any prepaid unearned fees as of the date of the termination.

19.3. Notwithstanding the foregoing, the COMPANY will have no liability with respect to any claim that arises from any such infringement claim to the extent that it results from: (i) use, operation, or combination of the Products or Documentation with programs, data, equipment, or materials not provided by the COMPANY if such infringement would have been avoided by the use of the Products or Documentation without such other programs, data, equipment, or materials; (ii) modifications to the Products made by a party other than COMPANY or its agents; (iii) data accessed or generated by the Products (including, without limitation Third Party Materials); (iv) the combination, operation or use of the Products with equipment, devices, data or software not provided or approved by COMPANY; (v) the Government's failure to use updated or modified versions of the Products provided by COMPANY to avoid a claim; (vi) COMPANY's compliance with any specifications or requirements provided by Government; or (vii) the Government's use of the Products other than in accordance with this Agreement.

19.4. This article specified the Government's sole and exclusive remedy and the COMPANY'S sole and exclusive obligation with respect to the infringement of intellectual property rights.

19.5. The Government shall not indemnify any entity. The Government agrees to pay for any loss, liability or expense, which arises out of or relates to the Government's acts or omissions with respect to its obligations hereunder, where a final determination of liability on the part of the Government is established by a court of law, or where settlement has been agreed to by the Government agency with, where appropriate, the coordination of the Department of Justice. This provision shall not be construed to limit the Government's rights, claims or defenses which arise as a matter of law or pursuant to any other provision of this Agreement

<u>ARTICLE 20: ASSIGNMENT AND TRANSFER</u>

Neither Party may assign, reassign, or transfer such Party's rights and obligations under this Agreement without the prior written consent of the other Party, provided that (1) the Government may delegate or transfer its administrative authority over this Agreement to a different Agreements Officer within the U.S. Department of Defense, and (2) nothing herein shall be construed to preclude Company from assigning proceeds under this Agreement in accordance with the Assignment of Claims Act. Any assignment, reassignment or transfer is subject to payment of then- current license and support fees, as applicable for the number of Applications required by such assignee or transferee

<u>ARTICLE 21: FORCE MAJEURE</u>

Neither Parties failure or omission in the performance of any obligation of this Agreement shall be deemed a breach of this Agreement or create any liability if the same shall arise from any cause or causes beyond the control of the Parties, including but not limited to, the following: acts of God; Acts or omissions of any Government; Any rules, regulations or orders issued by any Governmental authority or by any officer, department, and agency or instrumentality thereof; fire; storm; flood; earthquake; accident; war; rebellion;

insurrection; riot; and invasion and provided that such failure or omission resulting from one of the above causes is cured as soon as is practicable after the occurrence of one or more of the above mentioned cause.

ARTICLE 22: ORDER OF PRECEDENCE

In the event of any inconsistency between the terms and conditions of this Agreement and language set forth in the Attachments, the inconsistency shall be resolved by giving precedence in the following order: (1) The Agreement, and (2) all Attachments to the Agreement.

ARTICLE 23: MISCELLANEOUS

23.1. Entire Agreement. This Agreement constitutes the entire agreement of the Parties and supersedes all prior and contemporaneous agreements, understandings, negotiations, and discussions among the Parties, whether oral or written, with respect to the subject matter hereof.

23.2. Severability. To the extent permitted by applicable law, the parties hereby waive any provision of law that would render any clause of this Agreement invalid or otherwise unenforceable in any respect. If a provision of this Agreement is held to be invalid or otherwise unenforceable, such provision will be interpreted to fulfill its intended purpose to the maximum extent permitted by applicable law, and the remaining provisions of this Agreement will continue in full force and effect.

23.3. Headings. The headings appearing at the beginning of the sections contained in this Agreement have been inserted for identification and reference purposes only and shall not be used in the construction and interpretation of this Agreement.

23.4. Counterparts. This Agreement, or modifications thereto, may be executed in counterparts each of which shall be deemed as original, but all of which taken together shall constitute one and the same instrument.

ATTACHMENT 1: STATEMENT OF WORK

STATEMENT OF WORK

for

Autonomous EOD Maritime Response Vehicle

1.0 BACKGROUND:

Navy Explosive Ordnance Disposal (EOD) forces are manned, trained and equipped to neutralize or remove explosive hazards in the maritime and undersea environment to enable Naval and Joint force maneuver. The possible operational environments range from permissive to hostile. The physical environment also varies, including deep sea, littorals, very shallow water and surf zone, protected harbors and ports. Common to the disparate potential use cases is the requirement for highly mobile, rapidly deployable, highly reliable and sustainable solutions.

In contested operating environments, the presence of EOD operators in the operational area may present an unacceptable risk to force. In these circumstances the capability to conduct the full spectrum of EOD tasks using autonomous vehicles with a human-on-the-loop is desirable. To accomplish this, autonomous vehicles must be capable of detecting, localizing, navigating to, inspecting, identifying and – with human consent – neutralizing mine-like objects on the seafloor, in the water column, and at the water surface.

2.0 OBJECTIVE/SCOPE

The objective of this project is to develop a prototype autonomous EOD maritime response vehicle. To accomplish this, the Navy, in partnership with DIU, will retrofit the Navy's fielded Remotely Operated Vehicles (ROVs) with additional embedded hardware and software. Mature commercial technologies will be integrated onto the Navy's Mk 20 Mod 0, commercially marketed as the VideoRay Mission Specialist Series Defender.

The prototype will be evaluated on its ability to conduct the detect-to-engage spectrum of EOD tasks autonomously, the affordability of additional hardware components and software licenses, and interoperability with other Navy systems. The government will also consider the impact of data rights assertions.

Per this agreement, the program intends to procure prototype systems for government and fleet evaluation. The primary objective of this prototype phase is to integrate mature commercial off the shelf (COTS) technology onto fielded Navy ROVs to yield a new prototype system. To achieve this objective the program will evaluate the prototype system against the advertised government need, the manufacturer's advertised performance criteria, and the performance parameters outlined in section 4.0 of this agreement. The prototype system will be evaluated through a series of operationally relevant characterization and demonstration events to ensure effectiveness and suitability. These evaluations will be completed with various stakeholder Subject Matter Expert (SME) input, including fleet end-users.

3.0 APPLICABLE DOCUMENTS

- MIL-STD 810
- MIL-STD 461
- MIL-STD 129R
- Common Operator Interface Navy (COIN) Software Development Kit (SDK)
- Neptune/SOLAR SDK
- Mine Countermeasures Sensor Hierarchical Data Format (HDF) Specification
- VideoRay MSS Defender ICD

4.0 TECHNICAL REQUIREMENTS:

4.1 Task 1: Conduct Contract Kick-Off Meeting

4.1.1 The government shall host a virtual contract kick-off meeting with the contractor within 5 business days of contract award. The government shall provide a high-level overview of the *Task 4: Mine-Like Object Perception Demonstration* at the kickoff meeting.

4.1.2 The contractor shall provide a time-phased integrated master schedule (IMS) in an excel spreadsheet at the kick-off meeting. The contractor shall assume that all subsequent priced optional milestones described below will be exercised within 14 days of completion of *Task 4: Mine-Like Object Perception Demonstration* event. In addition to the IMS, the contractor shall provide any subcontractor dependencies, "must-have" requirements, long lead time items and risk matrices.

4.1.3 The contractor shall ensure that subcontractors are represented at the kickoff meeting.

4.1.4 The contractor shall provide a list of personnel that will require access to the Government-owned Secure Unclassified Network (SUNet) environment no later than the Kick-Off Meeting. Every individual that requires access to SUNet will meet the following requirements: have completed the DoD Annual Cyber Awareness Challenge within the 6 months prior to contract award, sign the SUNet User Agreement, submit required personal information (country of citizenship, contact information etc) to the government point of contact.

4.1.5 The government shall furnish SUNet login credentials to all contractor personnel who correctly complete access requirements within 21 days of receipt.

4.1.6 This task will exit successfully upon end of the Kickoff meeting and delivery of the specified materials.

4.2 Task 2: Data Collection Event 1

4.2.1 The government shall furnish a Computer-Assisted Design (CAD) digital file of a mine-like object within 14 days of contract award which will be transmitted through SUNet.

4.2.2 The government shall host a 1 to 2 day data collection event for the contractor at the Naval Information Warfare Center - Pacific (NIWC-PAC) within 30 days of contract award.

4.2.3 The contractor shall participate in Data Collection Event 1 at NIWC-PAC. The contractor shall collect data at this event utilizing the combination of sensors (sonar and electro-optical [E-O]) that will be subsequently used to develop and train the object detection & tracking algorithm for *Task 4: Mine-Like Object Perception Demonstration*.

4.2.4 The contractor shall, at Data Collection Event 1, facilitate the collection of data for the government to use as a validation set in later testing. The contractor shall assist the government in gathering data using the contractor's sensors, and saving the collected data to a separate government furnished data storage device. This data shall not be retained by the contractor, or used - in whole or in part - in the training of the contractors object detection & tracking algorithm prior to *Task 4: Mine-Like Object Perception Demonstration.*

4.2.5 This task will exit successfully upon collection of data for contractor use and delivery of validation data to the Government.

4.3 Task 3: Data Collection Event 2

4.3.1 The government shall host a 1 to 2 day data collection event for the contractor at the NIWC-PAC no later than 30 days prior to the start of *Task 4: Mine-Like Object Perception Demonstration.*

4.3.2 The contractor shall participate in Data Collection Event 2 at NIWC-PAC. The contractor shall collect data at this event utilizing the combination of sensors (sonar and E-O) that will be subsequently used to develop and train the object detection & tracking algorithm for Task 4: Mine-Like Object Perception Demonstration.

4.3.3 The contractor shall, at Data Collection Event 2, facilitate the collection of data for the government to use as a validation set in later testing. The contractor shall assist the government in gathering data using the contractors sensors, and saving the collected data to a separate government furnished storage device. This data shall not be retained by the contractor, or used - in whole or in part - in the training of the contractors object detection & tracking algorithm prior to *Task 4: Mine-Like Object Perception Demonstration.*

4.3.4 This task will exit successfully upon collection of data for contractor use and delivery of validation data to the Government.

4.4 Task 4: Mine-Like Object Perception Demonstration

4.4.1 The contractor shall participate in an object perception demonstration at NIWC-PAC within 4 months of contract award. The object perception demonstration may include an in-simulation evaluation of object recognition algorithm performance and a live in-water demonstration of the perception subsystem. The perception system sensors are not required to be integrated onto a vehicle for the purposes of this demonstration, and may be manually controlled by an operator. Additionally, the object recognition algorithms are not required to run on embedded hardware for the purposes of this demonstration. The demonstration will evaluate the object detection & tracking algorithm based on the following criteria:

[redacted]

In addition the government shall assess the perception system qualitatively based on characteristics such as accuracy and precision of distance to object estimates, form factor compatibility, size, weight and power usage (SWAP).

4.4.2 The contractor shall deliver a copy of the object detection & tracking algorithm not later than 5 days prior to the object detection demonstration. The object detection & tracking algorithm shall be delivered to the government in the Secure Unclassified Network (SUNet).

4.4.3 The contractor shall deliver a copy of the labeled training dataset (real and synthetic) used to train the object detection & tracking algorithm delivered under section 4.4.2. The dataset shall be delivered to the government in the Secure Unclassified Network (SUNet).

4.4.4 The contractor shall deliver a report to the government no later than 5 days prior to the object detection demonstration. The report shall include:

- An analysis of the feasibility of deploying the demonstrated object recognition algorithm to embedded hardware aboard the Mk 20, Mod 0 (VideoRay MSS Defender ROV).
- The report should also detail any required hardware updates to the Mk 20, Mod 0 that the contractor views as necessary.
- An analysis of how the contractor would approach generating excerpts from the post-ATR processed sensor data that is optimized for transmission over bandwidth constrained communications links - specifically acoustic communications links.

4.4.5 This task will exit successfully upon completion of the demonstration event and delivery of the specified materials.

4.5 Task 5: Monthly Report

4.5.1 The contractor shall prepare monthly reports covering project tasks including build, delivery, testing, training, development, feedback, and recommendations. Reports will be submitted through the project folder on the Defense Intelligence Information Enterprise (https://www.di2e.net/). Report contents will be further refined between the government and the contractor over the period of performance.

4.5.2 The contractor shall provide a list of personnel that will require access to the project DI2E project folder no later than the Kick-Off Meeting

4.5.3 This task will exit successfully upon completion of the Task 4 demonstration event and delivery of the specified materials.

4.6 Task 6: Bi-Weekly Meeting

4.6.1 The contractor will host virtual bi-weekly update meetings with the government team. Topics will include status updates on build, delivery, testing, training, development, feedback, and recommendations. In addition any schedule deviations, changes to the status of long lead time items, significant changes to risk matrices, and other items with the potential to impact project success at the contractors discretion. Bi-weekly meeting agenda will be further refined between the government and the contractor over the period of performance.

4.6.2 This task will exit successfully upon completion of the Task 4 demonstration event and delivery of the specified materials.

4.7 Task 7: Preliminary Design Review (PDR)

4.7.1 The contractor shall host a PDR meeting within 30 days After Option Exercise (AOE) and submit supporting documentation no later than 48 hours prior to the PDR meeting.

4.7.2 The contractor shall include the following items in the PDR documentation: overall preliminary system description, overall block diagram and component specifications, preliminary CAD models for prototype vehicle, to include any planned new sensor integrations, preliminary SWaP estimates/budgets, preliminary interface control documentation (ICDs), preliminary software architecture and a list of long lead items with cost and dates required for procurement to support on-schedule delivery, risk matrices, dependencies and impacts.

4.7.3 The government shall review the PDR within 7 days and notify the contractor of approval or any deficiencies.

4.7.4 The contractor shall not proceed to later milestones without the express written direction of the Agreements Officer.

4.7.5 This task will exit successfully upon completion of the PDR meeting, delivery of specified materials, and delivered response government notice of approval or deficiencies.

4.8 Task 8: Critical Design Review (CDR)

4.8.1 The contractor shall host a CDR meeting within 90 days AOE and submit supporting documentation no later than 48 hours prior to the CDR meeting.

4.8.2 The contractor shall include the following items in the CDR documentation: overall final system description, overall block diagram and component specifications, final CAD models for prototype vehicle, to include any planned new sensor integrations, final SWaP estimates/budgets, interface control documentation (ICDs), software architecture and a status update on long lead items with cost and dates required for procurement to support on-schedule delivery, risk matrices, dependencies and impacts.

4.8.3 The government shall review the PDR within 7 days and notify the contractor of approval or any deficiencies.

4.8.4 The contractor shall not proceed to later milestones without the express written direction of the Agreements Officer.

4.8.5 This task will exit successfully upon completion of the PDR meeting, delivery of specified materials, and delivered response government notice of approval or deficiencies.

4.9 Task 9: Hardware-in-the-Loop Demonstration:

4.9.1 The contractor shall host a hardware-in-the-loop demonstration either virtually or at the contractor's location within 5 months AOE.

4.9.2 The contractor shall demonstrate the integration of the perception subsystem onto the vehicle, and demonstrate the ability of those algorithms to provide useful data to the autonomy subsystem. The object recognition algorithms are required to run on embedded hardware for the purposes of this demonstration.

4.9.3 The contractor may use their own proprietary simulation environments or an open-source simulation environment - such as Gazebo.

4.9.4 This task will exit successfully upon end of the demonstration event.

4.10 Task 10: 50% Prototype Build & Tethered Autonomy Demonstration

4.10.1 The contractor shall notify the government when the prototype vehicle reaches 50% completion, no later than 8 months AOE.

4.10.2 The contractor shall participate in a tethered autonomy demonstration at NIWC-PAC within 8 months AOE. The tethered autonomy demonstration will demonstrate the prototype's ability to navigate to a point, given coordinates, reacquire a known object type, based on autonomous perception systems, conduct an inspection of the object, identify the object and notify the operator of the result. The demonstration may include live in-water demonstration in both controlled clear and turbid water environments.

4.10.3 The contractor shall demonstrate the ability to maneuver and navigate autonomously, and safely relative to the object in controlled clear or turbid water environments. The autonomy and navigation subsystems are required to operate on embedded hardware. The operator may pass commands to the vehicle over a tethered connection for the purposes of this demonstration, but surface computing resources shall not be used by the vehicle.

4.10.4 The contractor shall demonstrate the integration of the perception subsystem onto the vehicle, and demonstrate the ability of the object detection & tracking algorithm to provide data to the autonomy subsystem. The object recognition algorithms are required to run on embedded hardware for the purposes of this demonstration.

4.10.5 This task will exit successfully upon end of the demonstration event.

4.11 Task 11: Prototype Completion & Untethered Autonomy Demonstration 1

4.11.1 The contractor shall deliver a complete prototype within 12 months AOE. The contractor shall demonstrate the integration of all subsystems onto the vehicle.

4.11.2 The contractor shall participate in an untethered autonomy demonstration at NIWC-PAC in controlled clear or turbid environments within 12 months AOE. The untethered autonomy demonstration will demonstrate the prototype's ability to navigate to a point, given coordinates, reacquire a known object type based on autonomous perception systems, and conduct an inspection of the object, identify the object and notify the operator of the result.

4.11.3 The government and contractor shall refine the parameters of this demonstration prior to award.

4.11.4 This task will exit successfully upon end of the demonstration event.

4.12 Task 12: Interface Control Documentation Delivery

4.12.1 The contractor shall deliver a comprehensive ICD for the prototype and its subsystems within 15 months AOE.

4.12.2 The contractor shall include as part of the ICD deliverable,

- Hardware:
  - Power required: Voltage level, amps, peak amps, nominal amps
  - Mounting: mounting hole patter and thread size
  - Weight in air
  - Weight in water

- Depth rating
- Connector types and connector pin outs

- Software:
  - CPU requirement, (MFLOPs)
  - Memory space for code execution
  - Hard disk space for binary
  - IP address
  - Data protocols
  - Data input requirement to include data format, and expected frequency
  - Data output to include data format, and output frequency
  - Hard disk space for output data
  - File format for output data

4.12.3 This task will exit successfully upon delivery of the ICD.

4.13 Task 13: Environmental Testing Support

4.13.1 The contractor shall provide environmental testing support to the government of up to 100 hours in order to support the hardening and ability of the prototype to work in various environments (warm/cold water, vibrations, etc). The contractor shall support the government by providing technical expertise in system operation, training, troubleshooting, debugging, and updating firmware to address critical issues that occur during testing.

4.13.2 This task will exit successfully upon complete utilization of the allocated hours, or completion of the test events whichever occurs first.

4.14 Task 14: Open Architecture Compliance Report Delivery

4.14.1 The contractor shall have a physical and operating architecture capable of hosting compatibility-designed third party software and or hardware payloads that can be reconfigured in the field.

4.14.2 The contractor shall provide a report within 15 months AOE, documenting compliance with the Navy's Unmanned Maritime Autonomy Architecture (UMAA). The report shall document any instances where existing UMAA interface control documentation does not exist or is insufficient, and the contractor's recommendation to remedy the deficiency.

4.14.3 This task will exit successfully upon delivery of the compliance report.

4.15 Task 15: Automated Target Recognition Library Expansion 1

4.15.1 The government will provide up to 4x physical mine-surrogates, mine-simulators, or mine-like object shapes, or digital representations thereof.

4.15.2 The contractor will collect, label and deliver labeled training datasets of the GFE-objects into SUNet, no later than 3 months AOE.

4.15.3 The contractor will upgrade the prototype's perception system to detect, classify and identify the mine-surrogates, mine-simulators, and or mine-like object shapes, in diverse environmental conditions, and diverse physical conditions.

4.15.4 This task exits upon delivery of both the training datasets and delivery of the updated perception subsystem software.

4.16 Task 16: Automated Target Recognition Library Expansion 2

4.16.1 The government will provide up to 4x physical mine-surrogates, mine-simulators, or mine-like object shapes, or digital representations thereof.

4.16.2 The contractor will collect, label and deliver labeled training datasets of the GFE-objects into SUNet, no later than 3 months AOE.

4.16.3 The contractor will upgrade the prototype's perception system to detect, classify and identify the mine-surrogates, mine-simulators, and or mine-like object shapes, in diverse environmental conditions, and diverse physical conditions.

4.16.4 This task exits upon delivery of both the training datasets and delivery of the updated perception subsystem software.

4.17 Task 17: Automated Target Recognition Library Expansion 3

4.17.1 The government will provide up to 4x physical mine-surrogates, mine-simulators, or mine-like object shapes, or digital representations thereof.

4.17.2 The contractor will collect, label and deliver labeled training datasets of the GFE-objects into SUNet, no later than 3 months AOE.

4.17.3 The contractor will upgrade the prototype's perception system to detect, classify and identify the mine-surrogates, mine-simulators, and or mine-like object shapes, in diverse environmental conditions, and diverse physical conditions.

4.17.4 This task exits upon delivery of both the training datasets and delivery of the updated perception subsystem software.

4.18 Task 18: Payload Delivery Behavior Integration & Untethered Autonomy Demonstration 2

4.18.1 The contractor shall deliver an incremental software and hardware upgrade to the vehicle which enables autonomous delivery of government-furnished render safe/neutralization payload. The prototype is not required to affix the payload directly to the target.

4.18.2 The contractor shall demonstrate the ability to deliver the payload within specified standoff of the target. The prototype is not required to affix the payload directly to the target.

4.18.3 The government and contractor shall refine the parameters of this demonstration, including the timeline for execution, and negotiate cost prior to award.

4.18.4 This task will exit successfully upon end of the demonstration event.

4.19 Task 19: Integrate Alternate Sensor Payload 1

4.19.1 The government shall provide as GFE, or contractor may provide, an alternate Electro-Optical (E-O) sensor, or combination E-O & acoustic sensor payload for the prototype.

4.19.2 The contractor shall fully integrate the E-O sensor, or combination E-O/acoustic sensor, into the prototype to demonstrate the modularity of the system architecture.

4.19.3 The contractor and government shall negotiate the schedule and cost of additional sensor payload integration prior to award of this option.

4.19.4 The exit criteria for this task will be negotiated prior to award of this option.

4.20 Task 20: Integrate Alternate Sensor Payload 2

4.20.1 The government shall provide as GFE, or contractor may provide, an alternate Electro-Optical (E-O) sensor, or combination E-O & acoustic sensor payload for the prototype.

4.20.2 The contractor shall fully integrate the E-O sensor, or combination E-O/acoustic sensor, into the prototype to demonstrate the modularity of the system architecture.

4.20.3 The contractor and government shall negotiate the schedule and cost of additional sensor payload integration prior to award of this option.

4.20.4 The exit criteria for this task will be negotiated prior to award of this option.

4.21 Task 21: Integrate Alternate Sensor Payload 3

4.21.1 The government shall provide as GFE, or contractor may provide, an alternate Electro-Optical (E-O) sensor, or combination E-O & acoustic sensor payload for the prototype.

4.21.2 The contractor shall fully integrate the E-O sensor, or combination E-O/acoustic sensor, into the prototype to demonstrate the modularity of the system architecture.

4.21.3 The contractor and government shall negotiate the schedule and cost of additional sensor payload integration prior to award of this option.

4.21.4 The exit criteria for this task will be negotiated prior to award of this option.

4.22 Task 22: Integrate Alternate Communications Payload

4.22.1 The government shall provide as GFE, or contractor may provide, an alternate communications payload for the prototype.

4.22.2 The contractor shall fully integrate the communications payload into the prototype to demonstrate the modularity of the system architecture.

4.22.3 The contractor and government shall negotiate the schedule and cost of additional communications payload integration prior to award of this option.

4.22.4 The exit criteria for this task will be negotiated prior to award of this option.

4.23 Task 23: Engineering Services 1

4.23.1 The contractor shall provide engineering service support to the government of up to 100 hours in order to support and participate in cyber testing, supply chain analysis, operational testing and failure analysis/correction, if required by the government. The contractor shall support the government by providing technical expertise in system operation, training, troubleshooting, debugging, and updating firmware to address critical issues that occur during testing.

4.23.2 The contractor shall prepare and submit a report summarizing test results, root cause analysis of any system failures during testing, and recommendations for future system improvements.

4.23.3 The contractor and government shall negotiate the cost of engineering services support prior to award of this option.

4.23.4 This task will exit successfully upon complete utilization of the allocated hours.

4.24 Task 24: Engineering Services 2

4.24.1 The contractor shall provide engineering service support to the government of up to 100 hours in order to support and participate in cyber testing, supply chain analysis, operational testing and failure analysis/correction if required by the government. The contractor shall support the government by providing technical expertise in system operation, training, troubleshooting, debugging, and updating firmware to address critical issues that occur during testing.

4.24.2 The contractor shall prepare and submit a report summarizing test results, root cause analysis of any system failures during testing, and recommendations for future system improvements.

4.24.3 The contractor and government shall negotiate the cost of engineering services support prior to award of this option.

4.24.4 This task will exit successfully upon complete utilization of the allocated hours.

4.25 Task 25: Engineering Services 3

4.25.1 The contractor shall provide engineering service support to the government of up to 100 hours in order to support and participate in cyber testing, supply chain analysis, operational testing and failure analysis/correction if required by the government. The contractor shall support the government by providing technical expertise in system operation, training, troubleshooting, debugging, and updating firmware to address critical issues that occur during testing.

4.25.2 The contractor shall prepare and submit a report summarizing test results, root cause analysis of any system failures during testing, and recommendations for future system improvements.

4.25.3 The contractor and government shall negotiate the cost of engineering services support prior to award of this option.

4.25.4 This task will exit successfully upon complete utilization of the allocated hours.

4.26 Task 26: Delivery of two (2) Prototypes

4.26.1 The contractor shall order long lead items and third party products within ten (10) days of initial receipt of funds.

4.26.2 The contractor shall notify the government when the order is placed.

4.26.3 The contractor shall notify the government when vehicle construction/assembly commences, is 50% complete, and when fully assembled and ready for contractor quality assurance testing.

4.26.4 The contractor shall perform a pressure chamber depth rating test of fully assembled contractor prototype and provide the government with written documentation of the test.

4.26.5 The contractor shall deliver to the government the two (2) prototypes which shall include all completed improvements/upgrades (if funded, and as described in Section 4 of this document) if completed before the initial receipt of funds, and all ancillary support equipment.

4.26.6 The contractor and government shall negotiate the schedule and cost for prototype delivery prior to award of this option.

4.26.7 This task will exit successfully upon government acceptance of the two prototypes.

4.27 Task 27: Conduct Government Operator Training

4.27.1 The contractor shall provide a 2-day operator training course followed by a 1-day maintainer course to designated government employees, at a location of the government's choosing. Course size not to exceed six (6) students.

4.27.2 The government shall provide feedback on the training following delivery of the course.

4.27.3 The contractor and government shall negotiate the schedule and cost for Operator Training prior to award of this option.

4.27.4 This task will exit successfully upon the end of the 2 day operator training course and the 1 day maintainer course.

5.0 TECHNICAL APPROACH

5.1 Background

The desire to remove human capital from harm's way in complex and dangerous maritime mine countermeasure missions (MCMs) has been a goal of the US Navy for years, and robotic assets are playing a central role in achieving this goal. However, current subsea robotics technology limits the extent and degree in which these assets can be effectively utilized. The state-of-the-art software and hardware in small unmanned systems has created fault intolerant control systems and platforms which rely on significant operator input for any 'autonomous' actions in unstructured environments. Manipulation of objects subsea is inherently difficult using the current 'state-of-the-art' technology because the relative interaction dynamics between the vehicle and the desired object are not appropriately compensated for in the software and hardware stack. Due to this, current implementations of MCM location and neutralization technology on small unmanned systems still rely heavily on high bandwidth data links between vehicles and topside vessels in proximity, unnecessarily exposing the warfighter to danger.
As operators are required in the current technological paradigm, so are vessels. Vessels currently remain essential because of their utility in the long-range transport, deployment, and retrieval of the subsea robotic assets at the target site and more importantly, supporting the tether that enables high-bandwidth communications and power to the vehicle. Presently, no technological solutions exist within the Navy that enables the performance of complex subsea robotic manipulation and intervention tasks without the necessity of a topside vessel nearby. This technological gap will continue to unnecessarily subject warfighters to dangerous conditions while operating subsea assets due to the constraints of the robot and associated umbilical. This proposal provides a novel, but COTS, implementation of Houston Mechatronics' (HMI) core software stack, Nautilus, and pairs the software and autonomous architecture with the present Navy's Mk 20 Mod 0 Remotely Operated Vehicle (ROV) platform. This pairing enables complex runtime autonomous behaviors and the inclusion of perception hardware on a small platform. When implemented fully, we believe that the MK20 Mod 0 will have the capability to detect and classify targets of interest, navigate to them and around them, and place an object on them – all autonomously – and without a tether.

5.1.1 Prior work

HMI has developed the Nautilus software platform over the past 5 years. In that time Nautilus has grown from a mission management and control architecture to a comprehensive software package for mission simulation, mission management, communication management, perception processing and enablement, reporting, and vehicle actuation. Nautilus enables subsea vehicles to perform inspection and intervention tasks within a sliding scale of autonomy. Comprised of the following components listed in Figure 1. The

Nautilus stack permits tether-less operational paradigms, effectively removing the need for an immediate surface expression over or near the area of operations. With Nautilus, Operators can deploy the vehicle at an initial safe standoff distance (ISSD) and transit to the minimum safe standoff distance (MSSD) to execute identification and neutralization missions. The vehicle carries out mission directives through user defined behaviors and has the capacity to react to dynamic and unstructured environmental conditions. Each component of Nautilus communicates through UMAA compliant message descriptions, enabling integration onto existing platforms and interaction with other existing tools that adhere to the standard

Commander is the primary user interface of Nautilus. Operators interact with Commander in order to view data from a platform, approve or disapprove of semi-autonomous actions, and take direct control of a platform. Commander may be used on platforms that do, and do not, have the ability to manipulate the environment. As shown in Figure 2, Commander's interface provides both mission planning, feedback, and management capability to operators. Commander loads synthetic objects in a 'digital twin' style as well as mission data in world coordinates.

Helmsman is the on-vehicle deployment of the Nautilus package which handles platform actuation, safety management, and platform control. Helmsman takes input from other components of Nautilus and determines how to translate that into safe actions for the platform. For example, if a user commands a vehicle to move 5 m to the east, Commander will send this command to a vehicle. Helmsman, running on the vehicle, will then translate and coordinate all actuation required to achieve the goal sent from Commander.

Wayfinder is the perception-oriented component of Nautilus. Wayfinder takes in sensor data and generates world modeling from the sensor data. Wayfinder supports 2-D and 3-D sensors like stereo optics and sonars. In order to support new sensors, the HMI team writes drivers for those sensors.

Wavelink is the communications component of Nautilus. HMI does not believe that subsea communications should be tied to a master/slave pair as they have for over three decades. Wavelink allows meshed Delay Tolerant Networking between a vehicle and an operator. Wavelink allows vehicles to seamlessly communicate with any topside infrastructure which is also powered by WaveLink communications.

Loggerhead is the low-level logging, payload data collection, processing, and report generation component of the Nautilus software architecture. Loggerhead was originally a critical tool used by HMI roboticists for actuator development as it allowed playback of any timeseries data collected by a robotic system. Now, as part of Nautilus, this low-level functionality has been paired with higher level data collection and processing capabilities to bridge the gap between raw and processed data. Autonomous mission planning, execution, and management in Nautilus utilizes behavior trees for complex fault tolerance. Originally found in game theory, behavior trees enable a fallback-style mission planning and execution. As shown in Figure 3, a behavior tree is a modular architecture for task execution. Complex subtasks can be represented as their own nested behavior tree. In this architecture, a tick source is set up and analyzes the state of all actions in the tree. If an action produces 'Success' the tree will progress to the next node. If an action produces a 'Fail', then the tree reverts to the previous node.

Behavior trees are runtime compiled and are as fault tolerant as users may make them. Therefore, this style of mission planning and execution is significantly more flexible than commonly deployed subsea software architectures.

An example which illustrates this is presented below. In our previous work Nautilus was deployed to execute a supervised autonomous task that localized and interacted with moored mines. The Nautilus component WayFinder was trained to detect hertz cone moored mines and generate pose estimates in the world frame in which Aquanaut, HMI's autonomous subsea robotic platform, could manipulate a tool to neutralize the threat. If Aquanaut failed an action the robot autonomously attempted the action again until an operator intervened.

In Figure 4 and 5, a simulated, inert moored mine was placed in the test area to act as the target of interaction. At a data rate of less than 3kbit/s, an operator commanded the vehicle to approach the mine and maintain position in order to attach a simulated disruptor charge placed on the mine in a user specified location. The experiment was executed 25 times to demonstrate the ability to dynamically replan to the same desired location even when the environment changed between each attempt.

In other work, HMI has also demonstrated completely autonomous and far more advanced subsea manipulation activities. In phase 1 of DARPA's Angler program, custom behaviors were executed within Nautilus component Commander to enable Aquanaut to detect and classify an object within a designated

circular error probable (CEP) distance, retrieve an electrical cable and connector typically found in subsea oilfield fields, transited to a separate location where it identified the receptacle, and ultimately inserted the lead into its designated location.

Prior to the generation of this proposal HMI inserted the MK20 Mod 0 vehicle into our simulation environment. We modeled collection and processing of data via the optical sensor proposed for this project as well as autonomous control of the platform (Figure 6)

During this simulation, the Nautilus software was able to register the mine based on simulated point cloud data, direct the vehicle to the mine, and direct the vehicle to orbit the mine.

Figure 6. A MK20 Mod 0 platform shown in commander. Behaviors are located on the right for '1-button' click, and scene controls are on the left.

5.2 Objectives

The successful completion of this program will result in sensor package and software capabilities implemented on the MK20 Mod 0 that enable the vehicle to autonomously detect, navigate to, communicate with an operator, and neutralize the threat using various tools provided to the vehicle.

To satisfy DIU requirements in the base scope of work, HMI will first implement a robust sensing and detection capability through Wayfinder. Helmsman will be installed on a VideoRay Defender and will serve as the vehicle controller. Commander will be utilized as a User Interface and as a platform which deploys autonomous behaviors to the vehicle. HMI's proprietary machine learning pipeline, Hypnos, will be used to do data capture, annotate, generate models, and version control over deployed models.

In Option 1 of this scope of work HMI will deploy additional components of Nautilus to achieve greater vehicle autonomy. Specifically, Wavelink will be deployed with Subnero hardware to enable acoustic communication.

In Option 2 of this scope of work HMI will extend the platform to capture different payloads and models.

5.2.1 Base Scope of Work [SOW 4.1 - 4.4]

Before navigating to and neutralizing a mine, the vehicle must first classify the mine and localize it in relation to its current position. To date, this has typically been accomplished by torpedo shaped AUVs, incapable of station keeping and interacting with the environment. This has led to a collaborative approach between AUVs and human-operated, tethered ROVs. By enabling platforms like the MK20 Mod 0 with the appropriate sensing, autonomy, communications, and energy storage to accomplish autonomous work, human operators will be afforded a larger operational standoff distance. The vehicles currently fielded within the MESR program do not contain the compute platforms, nor the energy systems, necessary for untethered operation capabilities. In order to accomplish the base scope of work goals, HMI intends to integrate a perception package that will be capable of locating Targets-of-Interest (TOI) at various distances and turbidity conditions and generate models of specified customer objects to be executed in WayFinder. Existing offboard computer and power systems will be utilized as requested and specified in the SOW. Specifically, WayFinder will be deployed to detect and classify mine-like objects of known characteristics and determine both the distance and direction of those objects relative to the vehicle.

The ultimate objective of Phase I is to deploy a sensing solution capable of detecting mine-like objects utilizing the data collection events (SOW 4.2, 4.3), HMI will capture data in various positions and orientations in relation to the mine-like object to best inform the sensor kinematics to best perceive the environment and generate meaningful data for analysis. Additionally, the selected optical and sonar sensors will be characterized regarding distance capabilities, acoustic signature, lighting requirements, and abilities to operate in varying turbidity. The data sets generated during the initial collection events will serve as the starting point for model creation to be used by WayFinder. Follow on collection events will be used to further advance the models that are classifying the objects. This will be done by evaluating the models and identifying features that were not detected and added to the training pipeline.

Following successful completion of the data collection events and model creation, HMI will execute a demonstration using the perception system, running WayFinder on a topside compute solution. The ability to track the TOIs will be assessed quantitatively using provided metrics (SOW 4.4), and the perception system will be assessed using qualitative metrics of accuracy and precision to target, form factor, and SWaP.

5.2.2 Option 1 – Untethered Autonomy Objectives [SOW 4.7-4.17]
Once a robust perception system and detection framework have been established, the data will be used to facilitate the autonomous transit of the vehicle to complete further inspection of the object in this option period. In order to achieve semi-autonomous capabilities on the MK20 Mod 0, the full Nautilus software platform will be configured for deployment on the vehicle. Initial efforts will begin with configuring Helmsman to control the vehicle and expose the underlying access to the vehicle through a Hardware Abstraction Layer (HAL). Once exposed, existing control inputs through the operator console will be available; however, a feature rich control interface will be exposed for interaction with Commander. In parallel to the controller implementation, behaviors will be created for execution on the vehicle to replicate standard tactics, techniques, and procedures (TTPs) employed by operators. These behaviors are both event-driven and reactive to ensure a robust response to disturbances and unknowns in the environment.

To achieve true tether-less operation, an incremental approach to autonomy is undertaken. The current MK20 Mod 0 system does not contain compute or energy storage on board. As to not hinder progress towards the autonomy solution, a tethered demonstration will allow for validation of software capabilities without hardware restricting progress. Parallel to the software effort, a hardware effort to implement sufficient compute and energy will be realized on the vehicle.

Once the functionality of the autonomy framework has been validated and the vehicle upgrades are realized, fully autonomous tether-less operation can be accomplished. The objective of this demonstration will showcase the ability to fulfill the requirements provided [SOW 4.11.2]. HMI will deliver one (1) complete prototype vehicle to the Government at the conclusion of the demonstration.

5.2.3 Option 2 – Payload Delivery Objectives [SOW 4.18 - 4.27]
Neutralization and sensing payloads can vary greatly just as the threats the vehicle might encounter may vary. For this reason, it is imperative that the vehicle and supporting software can be easily adaptable to exchange payloads given the requirements of the operators. This option period will focus on the electromechanical interfaces of the vehicle, and the autonomy software that knows how to deploy the payload through actuation or making use of the sensed data.

Neutralization of a mine-like object requires the vehicle to reason what has been found, and more importantly, the appropriate steps for that specific item. Utilizing the identification libraries established through the program, behaviors will be created to utilize the provided neutralization device. This will include approach strategies, minimum stand-off distances, placement requirements, and actuations once commanded.

The vehicle can only neutralize what it can perceive in the environment. In order to expand the ability of the vehicle to detect and classify TOIs, provided sensors will be integrated onto the vehicle. This will consist of ensuring compatible electromechanical interfaces and drivers for sensors that expose data into WayFinder.

Upon successful demonstration of payload deployment and additional sensor integration, HMI will deliver 2 fully operational prototypes. These prototypes will have been upgraded with VideoRay's advancements in thruster performance, communications backbone throughput, energy storage solution and on-board compute. HMI will install the additional WaveLink communications capabilities and all developed Nautilus components realized during the program.

5.3.0 Approach
HMI will utilize its Nautilus software platform configured to operate on the MK20 Mod 0 vehicle. This will consist of first implementing WayFinder to detect and classify TOIs and localize them in reference to the sensor frame. Once the perception system has been established and validated, Helmsman will be deployed to the vehicle to expose telemetry and system controls to Commander and WayFinder for autonomous operation. With WayFinder and Helmsman deployed on the MK20 Mod 0, autonomous behaviors will be created in Commander to navigate to and interrogate TOI. The remaining effort will be implementing WaveLink to communicate with the vehicle after deployment. This acoustic communication link will serve as the link between the operator and vehicle for tasks that must be verified by a human-in-the-loop before action is executed by the vehicle.

5.3.1 Mine-Like Object Perception (Base Scope)
The initial effort in the Base Scope of work will be the data collection of mine-like objects provided by the

customer [SOW 4.2, 4.3]. Once this data is collected and initial models are created, HMI will then implement these models within WayFinder and will focus on performance considerations for future on-hardware development.

Initial model creation can suffer from 2 different fitting issues: underfitting and overfitting. Underfitting occurs when the model for classification is too simple and cannot identify the underlying trend of the training sets. Overfitting occurs when the model for classification has been trained with a substantial volume of data where the algorithm begins to consider the noise and inaccuracies in the training sets as valid data. These two fitting issues are well understood by HMI and procedures have been established to follow when collecting initial training sets. These procedures consist of varying the angles of observation, creating skewed and partial measurements, and ensuring that enough variety of representations exist in both the training and test data sets. With this abundance of data, fitting issues will be minimized by ensuring variety in observations and providing adequate training and testing data sets.

Once high-quality data is collected for training, the data will be processed in Hypnos. In the Hypnos pipeline, data sets are labeled, and parameters of a convolutional neural network (CNN) are specified. Additionally, synthetic data is generated from CAD models provided of the objects of interest. This synthetic data is then programmatically altered to create a rich data set for training and testing of the generated model.

Once the processing pipeline is established and vetted, HMI will validate the algorithms and record initial fit metrics. This will take place in both pool and open water locations to ensure that no one modality is biased in the development process.

Evaluation of the models generated during the initial data collection event will inform the optimal arrangement of the sensors. At follow on data collection events, HMI will mount a Numurus 3DX-C Smart Sensor and a Blueprint Subsea Oculus 750D on a VideoRay Defender vehicle for baselining the accuracy of the models. Mounting the sensors on a vehicle allows for evaluation of the robustness of the model's ability to detect objects with motion experienced in deployment. During the data collection period, the existing models will be executed to determine their accuracy and further characterize the performance of the algorithm against the metrics of evaluation provided in SOW 4.4.1. Evaluating the performance of the current models, false positives and missed detections will further refine features of detection and update the training sets accordingly.

As stated earlier, the ultimate objective of Phase I is to deploy WayFinder with the ability to detect and classify mine-like objects of known characteristics and determine both the distance and direction relative to the vehicle. The class, distance, and direction will be published to a data bus that complies with UMAA standards. As in the previous data collection event, HMI's demonstration will be executed with the sensors mounted on a surrogate vehicle. The operator will be provided a user interface that displays the sensed data, detection results, and pose estimation of objects of interest. Additionally, all pub/sub and services for the detected objects will be available for HMI's autonomy framework.

5.3.2 Untethered Autonomy (Option 1)

In order to achieve untethered autonomy, two distinct efforts must be undertaken: (1) implement a control system and autonomy framework that compensates for disturbances and uncertainties in the environment without the immediate intervention of an operator, and (2) implement a compute and energy solution onboard the MK20 Mod 0 that can enable transit and processing all sensor, control, and autonomy data.

5.3.2.1 Helmsman, Commander, and WaveLink

The typical approach taken with designing a controller for an AUV/ROV is to use a Proportional-Integral-Derivative (PID) feedback controller. For many situations a well-tuned PID controller can work sufficiently; however, the presence of the integral gain in the PID controller can be problematic when interacting with the environment or using payloads that constrain the vehicle's motion.

In the case of a vehicle equipped with a manipulator or payloads that constrain movement, the integral term of a PID may cause propulsor saturation because the propulsors are unable to move the anchored system. There are heuristics for handling integrator saturation, each of which add complexity to the tuning and have their own technical drawbacks. Integrators can be slow since it takes time for error to build up enough to result in vehicle motion. Alternative control methods, such as Model Predictive Control (MPC), do not rely on traditional feedback terms and, thus, are not susceptible to the problems associated with integral control. This is precisely why Helmsman employs an MPC for control.

Helmsman is largely agnostic to the underlying hardware platform both in theory and implementation.

However, it does rely on reasonably known kinematic and dynamic models that, by definition, are specific to the vehicle and payload. HMI has completed initial estimation of the model parameters in simulation of the specified vehicle and will continue to refine the system throughout the course of this program. These initial parameters will be verified on hardware during the base scope of work. For Helmsman to be realized on hardware, a hardware abstraction layer (HAL) will be created for the existing MK20 Mod 0 system to access the propulsors and this layer will be exposed through Helmsman. Once integrated into Helmsman, these systems will be made available through UMAA compliant messages. This will ensure that, not only can the autonomy framework control the vehicle, but the existing operator interface is left unchanged. Once fully realized, all actuation (manipulation, propulsors, and payloads) will be available for use within behaviors implemented within Commander. Upon migration to a vehicle, additional work will be necessary for WayFinder to operate properly with the onboard hardware sensing package. An additional HAL will be created to access the sensors on board and to pass along state estimation data to WayFinder for world model generation. Once incorporated into WayFinder, this sensor data will be published on the data bus in UMAA compliant message format.

In order accomplish the requirements of this option phase, behaviors will be created in Commander to accomplish desired functionality specified in SOW 4.11. The vehicle will be capable of executing search and survey patterns in specified areas, detect and classify TOIs, conduct in close inspection and validation of identification, and communicate its findings with an operator over an acoustic commination's link.

Even with autonomy on board the vehicle, conditions exist where an operator is still desired to be involved in the outcome of an action or in order to validate data. In the absence of a tether, acoustic modems are utilized to establish a communications link which enables operator input. Acoustic modems are limited in throughput, typically transmitting data at speeds of 3kbps or slower. To compensate for that, Nautilus ensures that minimal amount of data needs to be exchanged to communicate, encapsulating the complexity of actions on board the vehicle and by utilizing existing libraries of TOIs. WaveLink will be implemented on board the MK20 Mod 0 in order to exchange data between operators and vehicle.

5.3.2.2 MK20 Mod 0 Vehicle Modifications

In order to facilitate tether-less operations of the MK20 Mod 0, several hardware upgrades to the platform will be accomplished through the option period. The two primary tasks are to install a battery module (both NiMH and Li-Ion varieties) and migrate the compute capabilities to a module onboard the vehicle. The implementation of these two capabilities, along with a Nautilus implementation, will result in a vehicle capable of operating tether-less.

VideoRay's NiMH solution is currently in testing and is moving to production. This capability will provide the vehicle with endurance of 1-3 hours and charge times of 4 hours. The Lithium-Ion variants are in the final stages of design and are being prepared for testing. HMI proposes that this program is used to accelerate the timeline of testing for certification in order realize the additional energy performance and capacity that can be gained over the available NiMH offering. The Lithium-Ion solution will provide 1.3-4 hours with charge times of only 2 hours. Expediting the certification of the Lithium-Ion batteries will ultimately increase the vehicle's available power and battery life expectancy over the NiMH offering.

The current MK20 Mod 0 relies on a topside control station for all computation. For autonomy to be enabled for the system, a compute solution must be implemented. VideoRay will deliver a compute solution that is comprised of a Nvidia Xavier NX and upgraded networking capabilities, enhancing the network speed of 100mb/s to 1Gb/s. The Xavier is a System-on-Chip (SOC) that couples a GPU capable of 21TOPS to process the machine learning components of WayFinder and 6 Caramel ARM CPUs to execute the rest of the Nautilus software suite. In addition to the autonomy software, the compute module will execute system health and power system monitoring. These monitors will be advertised on the data bus in UMAA compliant messages.

5.3.3 Payload and Prototype Delivery (Option 2)

Incorporation of payloads are addressed through systematic approach of power, data, establishing a Helmsman compatible HAL, and finally behavior creation. With the flexibility of Helmsman to easily integrate new actuators and subsequent behaviors simple incremental advancements can be realized without software rework. HMI will establish a workflow with the customer to validate the new capabilities through validation in both simulation and real-world testing. HMI proposes that each evolution shall not exceed 3 months.

Upon successful completion of the previous option period, HMI and VideoRay will deliver 2 fully capable systems that can execute all behaviors and incorporate all payloads required throughout the program. HMI develops all software and robotic autonomous behaviors with the ability to be executed in simulation. This has resulted in a framework that allows both developers and operators to validate software in a way that truly obfuscates the knowledge if a physical system is being controlled or a simulated one. This same simulation framework will be delivered as a training tool for operators, in addition to the in-person training they will receive by our operators. Training

5.3.3 IP Assertions -See Attachment 4, Data Assertions List within the resultant Agreement.

6.0 Deliverable Schedule:

Paragraph Reference	Deliverable	Frequency	Due Date	Delivery Method
4.1.2	Integrated Master Schedule (IMS)	Once	Kickoff Meeting	Electronic
4.1.4	SUNet Access Roster	Once	Kickoff Meeting	Electronic
4.4.2	Object Detection & Tracking Algorithm	Once	NLT 5 Days Prior to Object Perception Demonstration	Electronic via SUNet
4.4.3	Labeled Object Perception Training Dataset	Once	NLT 5 Days Prior to Object Perception Demonstration	Electronic via SUNet
4.4.4	Object Perception Report	Once	NLT 5 Days Prior to Object Perception Demonstration	Electronic via SUNet
4.5.1	Monthly Report	Monthly	Monthly	Electronic via DI2E
4.7.1	PDR	Once	28 Days AOE	Electronic via DI2E
4.8.1	CDR	Once	88 Days AOE	Electronic via DI2E
4.11.1	Complete Prototype Vehicle	Once	12 Months AOE	Physical to NIWC-PAC
4.12.1	Interface Control Documentation	Once	15 Months AOE	Electronic via DI2E
4.14.2	UMMA Compliance Report	Once	15 Months AOE	Electronic via DI2E
4.15.2	ATR Expansion 1 – Labeled Dataset	Once	3 Months AOE	Electronic via SUNet
4.16.2	ATR Expansion 2 – Labeled Dataset	Once	3 Months AOE	Electronic via SUNet
4.17.2	ATR Expansion 3 – Labeled Dataset	Once	3 Months AOE	Electronic via SUNet
4.18.1	Neutralization Payload Spiral Upgrades	Once	TBD	Physical to NIWC-PAC
4.26.5	Two (2) Prototypes Delivery	Once	TBD	Physical to NIWC-PAC
4.27.1	Operator & Maintainer Training	Once	TBD	Physical to NIWC-PAC

7.0 MILESTONE SCHEDULE

Milestone	Task Number	Milestone Description
1	4.1	Kick-off Meeting
2	4.2	Data Collection Event 1
3	4.3	Data Collection Event 2
4	4.4	Object Perception Demonstration
5	4.5	Monthly Reporting
6	4.6	Bi-Weekly Update Calls
7	4.7	Preliminary Design Review
8	4.8	Critical Design Review
9	4.9	Hardware-in-the-Loop Demonstration
10	4.10	Tethered Autonomy Demonstration

11	4.11	Untethered Autonomy Demonstration 1
12	4.12	Interface Control Document Delivery
13	4.13	Environmental Testing Support
14	4.14	UMMA Compliance Report Delivery
15	4.15	ATR Expansion 1
16	4.16	ATR Expansion 2
17	4.17	ATR Expansion 3
18	4.18	Untethered Demonstration 2
19	4.19	Sensor Payload Integration 1
20	4.20	Sensor Payload Integration 2
21	4.21	Sensor Payload Integration 3
22	4.22	Communication Payload Integration 1
23	4.23	Engineering Services 1
24	4.24	Engineering Services 2
25	4.25	Engineering Services 3
26	4.26	Two (2) Prototypes Delivery
27	4.27	Operator & Maintainer Training

7.0 DATE OF COMPLETION. The Date of Completion for this Agreement is twenty-four (24) months after the date of award, as depicted in block 3, of the SF 26, or as otherwise determined by the Agreements Officer.

8.0 PLACE OF PERFORMANCE:

8.1 TRANSDEC
420 Transdec Rd
San Diego, CA 92106

8.2 Houston Mechatronics
17146 Feather Craft Ln #450
Webster, TX 77598

8.3 Houston Mechatronics – Lake Travis
20811 Dawn Dr. #604
Lago Vista, TX 78645

9.0 GOVERNMENT FURNISHED EQUIPMENT/INFORMATION/PERSONNEL:

SOW Ref	Date Required	Description
Task 2 4.2.1 - 4.2.4	Within 30 days of contract	Digital file of Mine Like Object Access to surrogate Mine Like Object shape for data collection Access to TRANSDEC for data collection event 1
Task 3 4.3.1 - 4.3.3	NLT 30 days before demonstratio n	Access to surrogate Mine Like Object shape for data collection Access to TRANSDEC for data collection event 2
Task 4 4.4.1 - 4.4.4	Within 4 months of contract	Access to surrogate Mine Like Object shape for demonstration Access to TRANSDEC for demonstration
Task 10	NLT 8	Access to surrogate Mine Like Objects for demonstration

4.10.2 - 4.10.4	months AOE	Access to TRANSDEC for demonstration Access to PIER for demonstration
Task 11 4.11.1 - 4.11.2	NLT 12 months AOE	Access to surrogate Mine Like Objects for demonstration Access to TRANSDEC for demonstration Access to PIER for demonstration
Task 15 4.15.1 - 4.15.2	NLT 1 week AOE	Digital file of Mine Like Objects Access to surrogate Mine Like Objects shapes for data collection Access to TRANSDEC and PIER for expansion 1 data collection
Task 16 4.16.1 - 4.16.2	NLT 5 weeks AOE	Digital file of Mine Like Objects Access to surrogate Mine Like Objects shapes for data collection Access to TRANSDEC and PIER for expansion 2 data collection
Task 17 4.17.1 - 4.17.2	NLT 9 weeks AOE	Digital file of Mine Like Objects Access to surrogate Mine Like Objects shapes for data collection Access to TRANSDEC and PIER for expansion 3 data collection
Task 18 4.18.1 - 4.18.4	NLT 1 week AOE O2	Digital files of Neutralization Payload Access to Neutralization Payload for electromechanical interface validation. Equipment actuation checkout Drawings of electromechanical interfaces to Neutralization Payload Interface documentation of Neutralization Payload
Task 19 4.19.1-4.19.4	TBD	Digital files of Alternate Sensor Payload Access to Alternate Sensor Payload for electromechanical interface validation. Equipment operation checkout Drawings of electromechanical interfaces to Alternate Sensor Payload Interface documentation of Alternate Sensor Payload
Task 20 4.20.1-4.20.4	TBD	Digital files of Alternate Sensor Payload Access to Alternate Sensor Payload for electromechanical interface validation. Equipment operation checkout Drawings of electromechanical interfaces to Alternate Sensor Payload Interface documentation of Alternate Sensor Payload
Task 21 4.21.1- 4.21.4	TBD	Digital files of Alternate Sensor Payload Access to Alternate Sensor Payload for electromechanical interface validation. Equipment operation checkout Drawings of electromechanical interfaces to Alternate Sensor Payload Interface documentation of Alternate Sensor Payload
Task 22 4.22.1 - 4.22.4	TBD	Digital files of Alternate Communications Payload Access to Alternate Communications Payload for electromechanical interface validation. Equipment operation checkout Drawings of electromechanical interfaces to Alternate Communications Payload Interface documentation of Alternate Communications Payload

10.0 SECURITY:

10.1 [redacted]

11.0 ACCEPTANCE CRITERIA AND SUCCESS METRICS:

The Autonomous EOD Maritime Response Vehicle effort seeks to prototype a system capable of detecting, identifying, localizing, navigating to, inspecting, and neutralizing mine-like objects on the seafloor, in the water column. A successful prototype system is characterized through the following criteria:

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

12.0 INTELLECTUAL PROPERTY/DATA RIGHTS:

12.1 All proposed Non-Commercial and/or Commercial Intellectual property associated with the systems shall be addressed in Attachment 4: Data Assertions List and Attachment 5, EULA of the DIU Other Transaction Agreement, Terms and Conditions.

12.2 For purposes of data developed under this Agreement for prototype purposes, the Government shall have Government Purpose Rights (GPR). This expressly includes data collected for the purposes of training object detection & tracking algorithms, and any associated training data both real and synthetic.

ATTACHMENT 2: WIDE AREA WORKFLOW INSTRUCTIONS

A. Payments will be made by the Defense Finance and Accounting Service office, as indicated below, within thirty (30) calendar days of an accepted invoice in the government provided invoicing and payment system.

B. Unless otherwise stated, the COMPANY is required to utilize the Wide Area Work Flow (WAWF) system when processing invoices and receiving reports under this Agreement. WAWF is a secure web-based system for electronic invoicing, receipt and acceptance. WAWF application enables electronic form submission of invoices, Government inspection, and acceptance documents in order to support DoD's goal of moving to a paperless acquisition process. Authorized DoD users are notified of pending actions by e-mail and are presented with a collection of documents required to process the contracting or financial action. It uses Public Key Infrastructure (PKI) to electronically bind the digital signature to provide non-reputable proof that the user electronically signed the document with the contents. Benefits include online access and full spectrum view of document status, minimized re-keying and improving data accuracy, eliminating unmatched disbursements and making all documentation required for payment easily accessible. The COMPANY shall:

1. Ensure an Electronic Business Point of Contact is designated within the System for Award Management at http://www.sam.gov.

2. Register to use WAWF-RA at the https://wawf.eb.mil site. Step-by-step procedures to register are available at the https://wawf.eb.mil site. The COMPANY is directed to use the "2-N-1" invoice format when processing invoices.

3. Document routing. The COMPANY shall use the information in the Routing Data Table below only to fill inapplicable fields in WAWF when creating payment requests and receiving reports in the system.

ROUTING DATA TABLE

Field Name in WAWF	Data to be entered in WAWF
Pay Official DoDAAC	HQ0339
Issue By DoDAAC	HQ0845
Admin DoDAAC	HQ0845
Inspect By DoDAAC (if applicable)	HQ0833
Ship To Code (if applicable)	HQ0833
Service Approver (DoDAAC)	HQ0833
Service Acceptor (DoDAAC)	HQ0833

C. Payment request and supporting documentation. The COMPANY shall ensure a payment request includes appropriate line item and subline item descriptions of the work performed as detailed in the SOW for specific milestones.

D. WAWF email notifications. The COMPANY shall enter the email address identified below in the **"Send Additional Email Notifications"** field of WAWF once a document is submitted in the system.

[redacted] **and**

Agreements Officer Representative as defined in Attachment 3

E. The COMPANY may obtain clarification regarding invoicing in WAWF from the following contracting activity's administrative WAWF point of contact. For technical WAWF help, contact the WAWF help desk at 866-618-5988.

F. The following guidance is provided for invoicing processed under this Agreement through WAWF:

1. The AOR identified in Attachment 3, "Agreement Administration" shall continue to formally inspect and accept the deliverables/milestones. To the maximum extent practicable, the AOR shall review the deliverable(s) milestone report(s) and either:

a. provide a written notice of rejection to the COMPANY which includes feedback regarding deficiencies requiring correction or

b. written notice of acceptance to the AO.

2. Acceptance within the WAWF system shall be performed by the DIU Financial Management team upon receipt of a confirmation email, or other form of transmittal, from the AOR.

3. The COMPANY agrees, when entering invoices entered in WAWF to utilize the contract line item number (CLIN) (please use 000I) and accounting classification reference number (ACRN) associated with each milestone as detailed in Section B. The description of the CLIN shall include reference to the associated milestone number along with other necessary descriptive information. The COMPANY agrees that the Government may reject invoices not submitted in accordance with this provision.

G. Note for DFAS: The Agreement shall be entered into the DFAS system by CLIN - Milestone association (MS)/ACRN as delineated in Section B. The Agreement is to be paid out by CLIN (MS)/ACRN. Payments shall be made using the CLIN (MS)/ACRN association as delineated at Section B.

H. Payee Information: As identified at Central Contractor Registration, i.e., Commercial and Government Entity (CAGE) Code, Dun & Bradstreet number (DUNS), and Tax Identification Number (TIN). Payments shall be made in the amounts set forth in the SOW, provided the AOR has verified the completion of the milestones.

ATTACHMENT 3: AGREEMENT ADMINISTRATION

Below is a list of the Points of Contact for the COMPANY and the Government. Each Party may change its representatives named below by written notification to the other party. The Government will affect the change following the procedures in Article II, subparagraph C.3. of the main text of the Agreement.

A. Government Points of Contact:

[redacted]

[redacted]

[redacted]

B. COMPANY's Points of Contact

Program Manager:
Name: Charles Blakely
Phone: 832.729.0787
Email: cblakely@houstonmechatronics.com

Administrative/Contracting:
Name: Reg B. Berka, Chief Operating Officer
Phone: 281.942.9069
Email: rberka@houstonmechatronics.com

ATTACHMENT 4: DATA ASSERTIONS LIST

In accordance with Article10 - Data Rights, Houston Mechatronics Inc is asserting data rights on Non-commercial Technical Data or Computer Software. The Government's rights to use, release, or disclose the following technical data or computer software should be restricted as shown below:

Non-Commercial Technical Data/Computer Software/Patents to be Furnished With Restrictions**	Basis for Assertion***	Asserted Rights Preference****	Name or Person Asserting Restrictions*****
HMI Nautilus Software Commander Wavelink Helmsman Wayfinder Loggerhead Reef Shipyard Minnow Manipulation autonomy software Sortie Manager Perception Processing World Model Hypnos Vehicle Simulation System	Developed exclusively under private expense	Commercial subject to EULA	Houston Mechatronics, Inc.
*Note: Commercial license rights as specified in Article 10 - Data Rights, and the COMPANY End User License Agreement (EULA) attached hereto as Attachment 4.			

The software stack inserted in the table above was developed to support our commercial product Aquanaut 100% under private expense. HMI does not anticipate changes to compiled software to support this program. The prototype vehicle is delivered with a perpetual evaluation license that allows for operation of the vehicle. The cost of the license(s) is included in tasks 4.11 and 4.26, as referenced in the Statement of Work.

Patents

The following patents may be applicable to this scope of work:
Patent Number: US Patent Application 15/449,803
Title: RE-CONFIGURABLE SUBSEA ROBOT
Inventor name(s): Nicolas Radford, John Yamokoski, and Chad Tobler
Assignee: Houston Mechatronics, Inc
Filing Date: March 3, 2017

ATTACHMENT 5: EULA

HOUSTON MECHATRONICS
SOFTWARE END USER LICENSE AGREEMENT

THIS SOFTWARE END USER LICENSE AGREEMENT, including the Order Form which by this reference is incorporated herein (this "**Agreement**"), is a binding agreement between **HOUSTON MECHATRONICS, INC.**, having an address of 17146 Feathercraft Lane, Webster, Texas 77598 ("**Licensor**"), and the person or entity identified on the Order Form as the licensee of the Software ("**Licensee**").

LICENSOR PROVIDES THE SOFTWARE SOLELY ON THE TERMS AND CONDITIONS SET FORTH IN THIS AGREEMENT AND ON THE CONDITION THAT LICENSEE ACCEPTS AND COMPLIES WITH THEM. BY ORDERING

THE SOFTWARE YOU (A) ACCEPT THIS AGREEMENT AND AGREE THAT LICENSEE IS LEGALLY BOUND BY ITS TERMS; AND (B) REPRESENT AND WARRANT THAT: (I) YOU ARE OF LEGAL AGE TO ENTER INTO A BINDING AGREEMENT; AND (II) IF LICENSEE IS A CORPORATION, GOVERNMENTAL ORGANIZATION, OR OTHER LEGAL ENTITY, YOU HAVE THE RIGHT, POWER, AND AUTHORITY TO ENTER INTO THIS AGREEMENT ON BEHALF OF LICENSEE AND BIND LICENSEE TO ITS TERMS. IF LICENSEE DOES NOT AGREE TO THE TERMS OF THIS AGREEMENT, LICENSOR WILL NOT AND DOES NOT LICENSE THE SOFTWARE TO LICENSEE AND YOU MUST NOT USE THE SOFTWARE OR DOCUMENTATION.

NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT OR YOUR OR LICENSEE'S ACCEPTANCE OF THE TERMS AND CONDITIONS OF THIS AGREEMENT, NO LICENSE IS GRANTED (WHETHER EXPRESSLY, BY IMPLICATION, OR OTHERWISE) UNDER THIS AGREEMENT, AND THIS AGREEMENT EXPRESSLY EXCLUDES ANY RIGHT, CONCERNING ANY SOFTWARE THAT LICENSEE DID NOT ACQUIRE LAWFULLY OR THAT IS NOT A LEGITIMATE, AUTHORIZED COPY OF LICENSOR'S SOFTWARE.

1. Definitions. For purposes of this Agreement, the following terms have the following meanings:

"**Authorized Users**" means the following individual persons authorized to use the Software pursuant to the license granted under this Agreement: employees of Licensee and any contractors or agents of Licensee using the Software on behalf of Licensee.

"**Documentation**" means user manuals, technical manuals, and any other materials provided by Licensor, in printed, electronic, or other form, that describe the installation, operation, use, or technical specifications of the Software.

"**Intellectual Property Rights**" means any and all registered and unregistered rights granted, applied for, or otherwise now or hereafter in existence under or related to any patent, copyright, trademark, trade secret, database protection, or other intellectual property rights laws, and all similar or equivalent rights or forms of protection, in any part of the world.

"**Licensee**" has the meaning set forth in the preamble.

"**License Fees**" means the license fees, including all taxes thereon, paid or required to be paid by Licensee for the license granted under this Agreement, and as designated on the Order Form.

"**Licensor**" has the meaning set forth in the preamble.

"**Order Form**" means the order form filled out and submitted by or on behalf of Licensee, and accepted by Licensor, for Licensee's purchase of the license for the Software granted under this Agreement.

"**Person**" means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association, or other entity.

"**Software**" means the software programs for which Licensee is purchasing a license, as expressly set forth in the Order Form.

"**Term**" has the meaning set forth in Section 11.

"**Third Party**" means any Person other than Licensee or Licensor.

"**Update**" means updates, bug fixes, patches, and other error corrections as Licensor may make generally available to licensees of the Software then entitled to maintenance and support services, such services provided under a separate set of terms and conditions which may be included with, and incorporated into, the Order Form.

2. License Grant and Scope. Subject to and conditioned upon Licensee's payment of the License Fees and Licensee's strict compliance with all terms and conditions set forth in this Agreement, Licensor hereby grants to Licensee a non-exclusive, non-transferable, non-sublicensable, limited license during the Term to use, solely by and through its Authorized Users, the Software and Documentation, solely as set forth in this Section 2 and subject to all conditions and limitations set forth in Section 4 or elsewhere in this Agreement. This license grants Licensee the right, exercisable solely by and through Licensee's Authorized Users, to:

(a) Use and run the Software as properly installed in accordance with this Agreement and the Documentation, solely as set forth in the Documentation and solely for Licensee's internal business purposes. Such use is permitted only on the computer hardware designated on the Order Form on which the Software is installed, and owned or leased, and controlled by, Licensee.

(b) Download or otherwise make copies of the Documentation and use such Documentation, solely in support of its licensed use of the Software in accordance herewith. All copies of the Documentation made by Licensee (i) will be the exclusive property of Licensor; (ii) will be subject to the terms and conditions of this Agreement; and (iii) must include all trademark, copyright, patent, and other Intellectual Property Rights notices contained in the original.

3. Third-Party Materials. The Software may include software, content, data, or other materials, including related documentation, that are owned by Persons other than Licensor and that are provided to Licensee on licensee terms that are in addition to and/or different from those contained in this Houston Mechatronics Software End User License Agreement ("**Third-Party Licenses**"). A list of all materials, if any, included in the Software and provided under Third-Party Licenses is set forth on Schedule A to this Agreement, and the applicable Third-Party Licenses are accessible via links therefrom. Licensee is bound by and shall comply with all Third-Party Licenses. Any breach by Licensee or any of its Authorized Users of any Third-Party License is also a breach of this Agreement.

4. Use Restrictions. Licensee shall not, and shall require its Authorized Users not to, directly or indirectly:

(a) use (including make any copies of) the Software or Documentation beyond the scope of the license granted under Section 2;

(b) provide any other Person, including any subcontractor, independent contractor, affiliate, or service provider of Licensee, with access to the Software or Documentation, provided that Authorized Users may use the Software;

(c) reverse engineer, disassemble, decompile, decode, or otherwise attempt to derive or gain access to the source code of the Software or any part thereof;

(d) remove, delete, alter, or obscure any trademarks or any copyright, trademark, patent, or other intellectual property or proprietary rights notices provided on or with the Software or Documentation, including any copy thereof;

(e) copy the Software or Documentation, in whole or in part;

(f) rent, lease, lend, sell, sublicense, assign, distribute, publish, transfer, or otherwise make available the Software, or any features or functionality of the Software, to any Third Party for any reason, whether or not over a network or on a hosted basis, including in connection with the internet or any web hosting, wide area network (WAN), virtual private network (VPN), virtualization, time-sharing, service bureau, software as a service, cloud, or other technology or service;

(g) use the Software or Documentation in, or in association with, the design, construction, maintenance, or operation of any hazardous environments or systems, for which it is not designed, including (i) power generation systems; (ii) aircraft navigation or communication systems, or air traffic control systems; and (iii) safety-critical applications, including medical or life-support systems;

(h) use the Software or Documentation in violation of any law, regulation, or rule; or

(i) use the Software or Documentation for purposes of competitive analysis of the Software, the development of a competing software product or service, or any other purpose that is to the Licensor's commercial disadvantage.

5. Responsibility for Use of Software. Licensee is responsible and liable for all uses of the Software and Documentation through access thereto provided by Licensee, directly or indirectly. Specifically, and without limiting the generality of the foregoing, Licensee is responsible and liable for all actions and failures to take required actions with respect to the Software and Documentation by its Authorized Users or by any other Person to whom Licensee or an Authorized User may provide access to or use of the Software and/or Documentation, whether such access or use is permitted by or in violation of this Agreement.

6. Maintenance and Support. Maintenance and support for the Software shall be provided under a separate set of terms and conditions which may be included with, and incorporated into, the Order Form and the associated Exhibit related thereto.

7. Collection and Use of Information.

(a) Licensee acknowledges that Licensor may, directly or indirectly through the services of Third Parties, collect and store information regarding use of the Software and about equipment on which the Software is installed or through which it otherwise is accessed and used, through (i) the provision of maintenance and support services; and (ii) security measures included in the Software as described in Section **Error! Reference source not found.**.

(b) Licensee agrees that the Licensor may use such information for any purpose related to any use of the Software by Licensee or on Licensee's equipment, including but not limited to (i) improving the performance of the Software or developing Updates; and (ii) verifying Licensee's compliance with the terms of this Agreement and enforcing the Licensor's rights, including all Intellectual Property Rights in and to the Software.

8. Intellectual Property Rights. – See below, and Article 12.0 Intellectual Property/Data Rights, in Agreement No. HQ0845-21-9-0031.

9. Licensee acknowledges and agrees that the Software and Documentation are provided under license, and not sold, to Licensee. Licensee does not acquire any ownership interest in the Software or Documentation under this Agreement, or any other rights thereto, other than to use the same in accordance with the license granted and subject to all terms, conditions, and restrictions under this Agreement. Licensor reserves and shall retain its entire right, title, and interest in and to the Software and all Intellectual Property Rights arising out of or relating to the Software, except as expressly granted to the Licensee in this Agreement. Licensee shall safeguard all Software (including all copies thereof) from infringement, misappropriation, theft, misuse, or unauthorized access. Licensee shall promptly notify Licensor if Licensee becomes aware of any infringement of the Licensor's Intellectual Property Rights in the Software and fully cooperate with Licensor in any legal action taken by Licensor to enforce its Intellectual Property Rights.

10. PAYMENT. – See Article 5, Obligation and Payment in Agreement No. HQ0845-21-9-0031.

11. Term and Termination – See Article 3, Term of the Agreement and Termination in Agreement No. HQ0845-21-9-0031.

12. Limited Warranties, Exclusive Remedy, and Disclaimer/Warranty Disclaimer – See Article 11, Software License in Agreement No. HQ0845-21-9-0031.

(a) Solely with respect to Software for which Licensor receives a License Fee, Licensor warrants that, for a period of thirty (30) days following the license date set forth on the Order Form, the Software will substantially contain the functionality described in the Documentation, and when properly installed on the authorized hardware set forth on the Order Form, or on a computer meeting the specifications set forth in, and operated in accordance with, the Documentation (if no specific authorized hardware is designated on the Order Form), will substantially perform in accordance therewith.

THE FOREGOING WARRANTY DOES NOT APPLY, AND LICENSOR STRICTLY DISCLAIMS ALL WARRANTIES, WITH RESPECT TO ANY THIRD-PARTY MATERIALS.

(b) The warranty set forth in Section 12(a) will not apply and will become null and void if Licensee breaches any material provision of this Agreement, or if Licensee, any Authorized User, or any other Person provided access to the Software by Licensee or any Authorized User, whether or not in violation of this Agreement, (i) installs or uses the Software on or in connection with any hardware or software not specified in the Order Form or Documentation (as applicable); (ii) modifies or damages the Software, or the media on which it is provided, including abnormal physical or electrical stress; or (iii) misuses the Software, including any use of the Software other than as specified in the Documentation.

(c) If, during the period specified in Section 12(a), any Software covered by the warranty set forth in such Section fails to perform substantially in accordance with the Documentation, and such failure is not excluded from warranty pursuant to the Section 12(b), Licensor will, subject to Licensee's promptly notifying Licensor in writing of such failure, at its sole option, either (i) repair or replace the Software, provided that Licensee provides Licensor with all information Licensor requests to resolve the reported failure, including sufficient information to

enable the Licensor to recreate such failure; or (ii) refund the License Fees paid for such Software, subject to Licensee's ceasing all use of and, if requested by Licensor, returning to Licensor all copies of the Software.

If Licensor repairs or replaces the Software, the warranty will continue to run from the initial date specified on the Order Form, and not from Licensee's receipt of the repair or replacement. The remedies set forth in this Section 12(c) are Licensee's sole remedies and Licensor's sole liability under the limited warranty set forth in Section 12(a).

(d) EXCEPT FOR THE LIMITED WARRANTY SET FORTH IN SECTION 12(a), THE SOFTWARE AND DOCUMENTATION ARE PROVIDED TO LICENSEE "AS IS" AND WITH ALL FAULTS AND DEFECTS WITHOUT WARRANTY OF ANY KIND. ALL FUTURE SUPPORT AND MAINTENANCE FOR THE SOFTWARE SHALL BE PROVIDED TO LICENSEE, IF SELECTED AND PAID FOR BY LICENSEE, UNDER SEPARATE TERMS AND CONDITIONS WHICH MAY BE INCLUDED WITH, AND INCORPORATED INTO, THE ORDER FORM AND THE ASSOCIATED EXHIBIT RELATED THERETO.
TO THE MAXIMUM EXTENT PERMITTED UNDER APPLICABLE LAW, LICENSOR, ON ITS OWN BEHALF AND ON BEHALF OF ITS AFFILIATES AND ITS AND THEIR RESPECTIVE LICENSORS AND SERVICE PROVIDERS, EXPRESSLY DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, WITH RESPECT TO THE SOFTWARE AND DOCUMENTATION, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, AND NON-INFRINGEMENT, AND WARRANTIES THAT MAY ARISE OUT OF COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE, OR TRADE PRACTICE. WITHOUT LIMITATION TO THE FOREGOING, THE LICENSOR PROVIDES NO WARRANTY OR UNDERTAKING, AND MAKES NO REPRESENTATION OF ANY KIND THAT THE LICENSED SOFTWARE WILL MEET THE LICENSEE'S REQUIREMENTS, ACHIEVE ANY INTENDED RESULTS, BE COMPATIBLE, OR WORK WITH ANY OTHER SOFTWARE, APPLICATIONS, SYSTEMS, OR SERVICES, OPERATE WITHOUT INTERRUPTION, MEET ANY PERFORMANCE OR RELIABILITY STANDARDS OR BE ERROR FREE, OR THAT ANY ERRORS OR DEFECTS CAN OR WILL BE CORRECTED.

13. Limitation of Liability – See Article 19: Indemnity of Agreement No. HQ0845-21-9-0031

14. Export Regulation. The Software and Documentation may be subject to US export control laws, including the Export Control Reform Act and its associated regulations. The Licensee shall not, directly or indirectly, export, re-export, or release the Software or Documentation to, or make the Software or Documentation accessible from, any jurisdiction or country to which export, re-export, or release is prohibited by law, rule, or regulation. The Licensee shall comply with all applicable federal laws, regulations, and rules, and complete all required undertakings (including obtaining any necessary export license or other governmental approval), prior to exporting, re-exporting, releasing, or otherwise making the Software or Documentation available outside the US.

15. US Government Rights. The Software is commercial computer software, as such term is defined in 48 C.F.R. §2.101. Accordingly, if the Licensee is the US Government or any contractor therefor, Licensee shall receive only those rights with respect to the Software and Documentation as are granted to all other end users under license, in accordance with (a) 48 C.F.R. §227.7201 through 48 C.F.R. §227.7204, with respect to the Department of Defense and their contractors, or (b) 48 C.F.R. §12.212, with respect to all other US Government licensees and their contractors.

16. Miscellaneous – See Article 23: Miscellaneous of Agreement No. HQ0845-21-9-0031

(a) Licensor will not be responsible or liable to Licensee, or deemed in default or breach hereunder by reason of any failure or delay in the performance of its obligations hereunder where such failure or delay is due to strikes, labor disputes, civil disturbances, riot, rebellion, invasion, epidemic, hostilities, war, terrorist attack, embargo, natural disaster, acts of God, flood, fire, sabotage, fluctuations or non-availability of electrical power, heat, light, air conditioning, or Licensee equipment, loss and destruction of property, or any other circumstances or causes beyond Licensor's reasonable control.

(b) All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given: (i) when

delivered by hand (with written confirmation of receipt); (ii) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (iii) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses set forth on the Order Form (or to such other address as may be designated by a party from time to time in accordance with this Section 16(b)).

(c) Licensee shall not assign or otherwise transfer any of its rights, or delegate or otherwise transfer any of its obligations or performance, under this Agreement, in each case whether voluntarily, involuntarily, by operation of law, or otherwise, without Licensor's prior written consent, which consent Licensor may give or withhold in its sole discretion. For purposes of the preceding sentence, and without limiting its generality, any merger, consolidation, or reorganization involving Licensee (regardless of whether Licensee is a surviving or disappearing entity) will be deemed to be a transfer of rights, obligations, or performance under this Agreement for which Licensor's prior written consent is required. No delegation or other transfer will relieve Licensee of any of its obligations or performance under this Agreement. Any purported assignment, delegation, or transfer in violation of this Section 16(c) is void. Licensor may freely assign or otherwise transfer all or any of its rights, or delegate or otherwise transfer all or any of its obligations or performance, under this Agreement only if the Licensee's consent has provided written consent. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective permitted successors and assigns.

(d) This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer on any other Person any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement.

(e) This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any right, remedy, power, or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.

(f) If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

(g) For purposes of this Agreement, (a) the words "include," "includes," and "including" shall be deemed to be followed by the words "without limitation"; (b) the word "or" is not exclusive; and (c) the words "herein," "hereof," "hereby," "hereto," and "hereunder" refer to this Agreement as a whole. Unless the context otherwise requires, references herein: (x) to Sections, Annexes, Schedules, and Exhibits refer to the Sections of, and Annexes, Schedules, and Exhibits attached to, this Agreement; (y) to an agreement, instrument, or other document means such agreement, instrument, or other document as amended, supplemented, and modified from time to time to the extent permitted by the provisions thereof and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Order Form and all Annexes, Schedules, and Exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.

(h) The headings in this Agreement are for reference only and do not affect the interpretation of this Agreement.

ATTACHMENT 6: AFFIRMATION OF BUSINESS STATUS CERTIFICATION

AFFIRMATION OF BUSINESS STATUS CERTIFICATION (ABSC)

[redacted]

The Entity named above represents that it is (check one of the following boxes):

☒ **A Nontraditional Defense Contractor (NDC)** – A Nontraditional Defense Contractor is an entity that is not currently performing and has not performed, for at least the one-year period preceding the solicitation of sources by DoD for the procurement or transaction, any contract or subcontract for the DoD that is subject to full coverage under the cost accounting standards prescribed pursuant to section 1502 of title 41 and the regulations implementing such section (see 10 U.S.C. 2302(9)).

☐ **A Nonprofit Research Institution** – As defined in 15 U.S.C. 3703 a nonprofit institution means an organization owned and operated exclusively for scientific or educational purposes, no part of the net earnings of which inures to the benefit of any private shareholder or individual; and includes federally funded research and development centers, as identified by the National Scientific Foundation in accordance with the government wide Federal Acquisition Regulation issued in accordance with section 1303(a)(1) of title 41 (or any successor regulation thereto).

☐ **A Traditional Defense Contractor** – A Traditional Defense Contractor is an entity that does not meet the definition of a Nontraditional Defense Contractor (NDC).

The undersigned hereby certifies that the representations made herein are accurate and true regarding the entity identified above. I authorize my electronic signature to carry the same weight and legal effect as my written signature.

[redacted]

ATTACHMENT 7: PROHIBITION ON USE OF CERTAIN TELECOMMUNICATIONS AND VIDEO SURVEILLANCE SERVICES OR EQUIPMENT

Prohibition on Use of Certain Telecommunications and Video Surveillance Services or Equipment

This attachment is to ensure compliance with Section 889 of the John S. McCain National Defense Authorization Act for Fiscal Year 2019 (Pub. L. 115-232). Based on the information provided below, the Government may be unable to enter into an Agreement, exercise an option under an Agreement, or bilaterally modify the Agreement to extend the term of an Agreement with the Company.

(a) *Definitions.*

Backhaul means intermediate links between the core network, or backbone network, and the small subnetworks at the edge of the network (*e.g.*, connecting cell phones/towers to the core telephone network). Backhaul can be wireless (e.g., microwave) or wired (*e.g.*, fiber optic, coaxial cable, Ethernet).

Covered foreign country means The People's Republic of China.

Covered telecommunications equipment or services means–

(1) Telecommunications equipment produced by Huawei Technologies Company or ZTE Corporation (or any subsidiary or affiliate of such entities);

(2) For the purpose of public safety, security of Government facilities, physical security surveillance of critical infrastructure, and other national security purposes, video surveillance and telecommunications equipment produced by Hytera Communications Corporation, Hangzhou Hikvision Digital Technology Company, or Dahua Technology Company (or any subsidiary or affiliate of such entities);

(3) Telecommunications or video surveillance services provided by such entities or using such equipment; or

(4) Telecommunications or video surveillance equipment or services produced or provided by an entity that the Secretary of Defense, in consultation with the Director of National Intelligence or the Director of the Federal Bureau of Investigation, reasonably believes to be an entity owned or controlled by, or otherwise connected to, the government of a covered foreign country.

Critical technology means–

(1) Defense articles or defense services included on the United States Munitions List set forth in the International Traffic in Arms Regulations under subchapter M of chapter I of title 22, Code of Federal Regulations;

(2) Items included on the Commerce Control List set forth in Supplement No. 1 to part 774 of the Export Administration Regulations under subchapter C of chapter VII of title 15, Code of Federal Regulations, and controlled-

(i) Pursuant to multilateral regimes, including for reasons relating to national security, chemical and biological weapons proliferation, nuclear nonproliferation, or missile technology; or

(ii) For reasons relating to regional stability or surreptitious listening;

(3) Specially designed and prepared nuclear equipment, parts and components, materials, software, and technology covered by part 810 of title 10, Code of Federal Regulations (relating to assistance to foreign atomic energy activities);

(4) Nuclear facilities, equipment, and material covered by part 110 of title 10, Code of Federal Regulations (relating to export and import of nuclear equipment and material);

(5) Select agents and toxins covered by part 331 of title 7, Code of Federal Regulations, part 121 of title 9 of such Code, or part 73 of title 42 of such Code; or

(6) Emerging and foundational technologies controlled pursuant to section 1758 of the Export Control Reform Act of 2018 (50 U.S.C. 4817).

Interconnection arrangements means arrangements governing the physical connection of two or more networks to allow the use of another's network to hand off traffic where it is ultimately delivered (*e.g.*, connection of a customer of telephone provider A to a customer of telephone company B) or sharing data and other information resources.

Reasonable inquiry means an inquiry designed to uncover any information in the entity's possession about the identity of the producer or provider of covered telecommunications equipment or services used by the entity that excludes the need to include an internal or third-party audit.

Roaming means cellular communications services (*e.g.*, voice, video, data) received from a visited network when unable to connect to the facilities of the home network either because signal coverage is too weak or because traffic is too high.

Substantial or essential component means any component necessary for the proper function or performance of a piece of equipment, system, or service.

(b) *Prohibition*.

(1) The Company is prohibited from providing to the Government any equipment, system, or service that uses covered telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system, unless the Company is providing (i) a service that connects to the facilities of a third-party, such as backhaul, roaming, or interconnection arrangements; or (ii) telecommunications equipment that cannot route or redirect user data traffic or permit visibility into any user data or packets that such equipment transmits or otherwise handles or the covered telecommunication equipment or services. A waiver, for a period not exceeding August 13, 2021, may be requested.

(2) The Company acknowledges and accepts that the Government is prohibited from entering into an agreement, or extending or renewing an agreement, with an entity that uses any equipment, system, or service that uses covered telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system, unless an exception at paragraph (b)(1) of this article applies, regardless of whether that use is in performance of work under a Federal contract or agreement.

(c) *Certification.*

The Company shall review the list of excluded parties in the System for Award Management (SAM) (https://www.sam.gov) for entities excluded from receiving federal awards for "covered telecommunications equipment or services."

Based on that review:

(1) □ The Company certifies that it does □ **does not** X provide covered telecommunications equipment or services as a part of its offered products or services to the Government in the performance of any contract, subcontract, other transaction agreement, or other contractual instrument.

(2) If the Company does provide covered telecommunications equipment or services as a part of its offered products or services to the Government in the performance of any contract,

subcontract, other transaction agreement, or other contractual instrument as described in paragraph (c)(1), the Company certifies that it will □ **will not** □ provide covered telecommunications equipment or services to the Government in the performance of any contract, subcontract, other transaction agreement, or other contractual instrument resulting from this solicitation. If the Company will provide covered telecommunications equipment or services to the Government in the performance of any contract, subcontract, other transaction agreement, or other contractual instrument resulting from this solicitation (c)(2), the Company shall provide the additional disclosure information required at paragraph (d)(1) of this Article.

(3) The Company certifies, after conducting a reasonable inquiry, for purposes of this certification, that it does □ **does not** ☒ use covered telecommunications equipment or services, or use any equipment, system, or service that uses covered telecommunications equipment or services. If the Company does use covered telecommunications equipment or services, or use any equipment, system, or service that uses covered telecommunications equipment or services as described under this paragraph (c)(3), the Company shall provide the additional disclosure information required at paragraph (d)(2) of this Article.

(d) *Disclosures.*

(1) Disclosure for the certification in paragraph (c)(2) of this Article. If the Company does provide covered telecommunications equipment or services to the Government in the performance of any contract, subcontract, other transaction agreement, or other contractual instrument in in paragraph (c)(2) of this provision, the Company shall provide the following information:

(i) For covered equipment—

(A) The entity that produced the covered telecommunications equipment (include entity name, unique entity identifier, CAGE code, and whether the entity was the original equipment manufacturer (OEM) or a distributor, if known);

(B) A description of all covered telecommunications equipment offered (include brand; model number, such as OEM number, manufacturer part number, or wholesaler number; and item description, as applicable); and

(C) Explanation of the proposed use of covered telecommunications equipment and any factors relevant to determining if such use would be permissible under the prohibition in paragraph (b)(1) of this Article.

(ii) For covered services—

(A) If the service is related to item maintenance: A description of all covered telecommunications services offered (include on the item being maintained: Brand; model number, such as OEM number, manufacturer part number, or wholesaler number; and item description, as applicable); or

(B) If not associated with maintenance, the Product Service Code (PSC) of the service being provided; and explanation of the proposed use of covered telecommunications services and any factors relevant to determining if such use would be permissible under the prohibition in paragraph (b)(1) of this Article.

(2) If the Company does use covered telecommunications equipment or services, or use any equipment, system, or service that uses covered telecommunications equipment or services in in paragraph (c)(3) of this Article, the Company shall provide the following information:

(i) For covered equipment—

(A) The entity that produced the covered telecommunications equipment (include entity name, unique entity identifier, CAGE code, and whether the entity was the OEM or a distributor, if known);

(B) A description of all covered telecommunications equipment offered (include brand; model number, such as OEM number, manufacturer part number, or wholesaler number; and item description, as applicable); and

(C) Explanation of the proposed use of covered telecommunications equipment and any factors relevant to determining if such use would be permissible under the prohibition in paragraph (b)(2) of this Article.

(ii) For covered services—

(A) If the service is related to item maintenance: A description of all covered telecommunications services offered (include on the item being maintained: Brand; model number, such as OEM number, manufacturer part number, or wholesaler number; and item description, as applicable); or

(B) If not associated with maintenance, the PSC of the service being provided; and explanation of the proposed use of covered telecommunications services and any factors

relevant to determining if such use would be permissible under the prohibition in paragraph (b)(2) of this Article.

(e) *Reporting requirement.*

(1) In the event the Company identifies covered telecommunications equipment or services used as a substantial or essential component of any system, or as critical technology as part of any system, during agreement performance, or the Company is notified of such by a subcontractor at any tier or by any other source, the Company shall report the information in paragraph (e)(2) of this Article to the Agreements Officer and to the Department of Defense website at https://dibnet.dod.mil.

(2) The Company shall report the following information pursuant to paragraph (e)(1) of this clause

(i) Within one business day from the date of such identification or notification: the agreement number; the order number(s), if applicable; supplier name; supplier unique entity identifier (if known); supplier Commercial and Government Entity (CAGE) code (if known); brand; model number (original equipment manufacturer number, manufacturer part number, or wholesaler number); item description; and any readily available information about mitigation actions undertaken or recommended.

(ii) Within 10 business days of submitting the information in paragraph (e)(2)(i) of this clause: any further available information about mitigation actions undertaken or recommended. In addition, the Company shall describe the efforts it undertook to prevent use or submission of covered telecommunications equipment or services, and any additional efforts that will be incorporated to prevent future use or submission of covered telecommunications equipment or services.

(e) *Subcontracts.* The Company shall insert the substance of this article, including this paragraph but excluding paragraph (b)(2), in all subcontracts and other contractual instruments, including subcontracts for the acquisition of commercial items.

[redacted]

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE: J

PAGE OF PAGES: 1 | 5

2. AMENDMENT/MODIFICATION NO: P00001

3. EFFECTIVE DATE: 14-Sep-2021

4. REQUISITION/PURCHASE REQ NO:

5. PROJECT NO (If applicable):

6. ISSUED BY — CODE: HQ0845

DEFENSE INNOVATION UNIT
230 RT JONES RD
MOUNTAIN VIEW CA 94043

7. ADMINISTERED BY (If other than item 6) — CODE:

See Item 6

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)

HOUSTON MECHATRONICS, INC.
HMI
REGINALD B. BERKA
17146 FEATHERCRAFT LANE, STE 450
WEBSTER TX 77598-4364

CODE 7LK31 | FACILITY CODE

9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

X [redacted] TRACT/ORDER NO.

X 10B. DATED (SEE ITEM 13): 30-Aug-2021

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

X D. OTHER (Specify type of modification and authority)
Article 4.2, Modifications

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

[redacted]

15A. NAME AND TITLE OF SIGNER (Type or print)

Reginald B. Berka, Chief Operating Officer

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

[redacted]

15B. CONTRACTOR/OFFEROR

(Signature of person authorized to sign)

15C. DATE SIGNED: 15-Sep-2021

16C. DATE SIGNED: 14-Sep-2021

EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

30-105-04

STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by [redacted] from [redacted] to [redacted].

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 0007
The option status has changed from Option to Option Exercised.

CLIN 0008
The CLIN type priced has been deleted.
The CLIN extended description has changed from:

Critical Design Review

To:

Critical Design Review (CLIN value is [redacted])

.

The pricing detail quantity 1.00 has been deleted.
The unit price amount [redacted] has been deleted.
The unit of issue Each has been deleted.
The FOB Destination has been deleted.
The PSC code 1353 has been deleted.
The WSC Equipment code 000 has been deleted.
The NAICS code 334511 has been deleted.
The MDAP/MAIS Code 000 has been deleted.
The total cost of this line item has decreased by [redacted] from [redacted] to UNDEFINED.

SUBCLIN 0008AA is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0008AA	Technical Documents_ FFP Technical Documents_ FOB: Destination MFR PART NR: 000 1353	1	Each	[redacted]	[redacted]
				NET AMT	[redacted]
	ACRN AA CIN: HQ06421592310008AA				[redacted]

SUBCLIN 0008AB is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0008AB OPTION	Vendor Host CDR_ FFP Vendor Host CDR_ FOB: Destination MFR PART NR: 000 1353	1	Each	[redacted]	[redacted]
				NET AMT	[redacted]

SECTION E - INSPECTION AND ACCEPTANCE

The Acceptance/Inspection Schedule for CLIN 0008 has been changed from:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

To:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	N/A

The following Acceptance/Inspection Schedule was added for SUBCLIN 0008AA:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 0008AB:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY

Destination	Government	Destination	Government

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule for SUBCLIN 0008AA has been added:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
12-OCT-2021	1	N/A FOB: Destination	

The following Delivery Schedule for SUBCLIN 0008AB has been added:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
11-DEC-2021	1	N/A FOB: Destination	

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by [redacted] from [redacted] to [redacted].

CLIN 0007:

[redacted] was increased by [redacted] from [redacted] to [redacted]
The contract ACRN AA has been added.
The [redacted] has been added.

SUBCLIN 0008AA:
Funding on SUBCLIN 0008AA is initiated as follows:

ACRN: AA

CIN: [redacted]

Acctng Data:
[redacted]

Increase: [redacted]

Total: [redacted]

(End of Summary of Changes)

HQ08452190031

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1 CONTRACT ID CODE	PAGE OF PAGES
	1 | 64

2 AMENDMENT/MODIFICATION NO	3 EFFECTIVE DATE	4 REQUISITION/PURCHASE REQ NO	5 PROJECT NO (If applicable)
P00002	08 Dec 2021		

6 ISSUED BY CODE HQ0845	7 ADMINISTERED BY (If other than item 6) CODE
DEFENSE NNOVA ON UN 230 R JONES RD MOUN A N V EW CA 94043	See Item 6

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)
HOUS ON MECHA RON CS NC
HM
REG NALD B BERKA
17146 FEA HERCRAF LANE S E 450
WEBS ER X 77598-4364

CODE 7LK31 FACILITY CODE

	9A. AMENDMENT OF SOLICITATION NO.
	9B. DATED (SEE ITEM 11)
X	[redacted] ONTRACT/ORDER NO.
X	10B. DATED (SEE ITEM 13) 30 Aug 2021

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14 The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Agreement Art c e III, Paragraph B
	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: [redacted]

The purpose of th s mod f cat on s to make changes to the Statement of Work and add Art c e 24:Ensur ng Adequate COVID 19 Safety Protoco s for Federa Contractors (Dev at on 2021 O0009) (OCT 2021) to the agreement terms and cond t ons.

A other Terms and Cond t ons rema n unchanged.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
		[redacted] S [redacted]	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. [redacted]	16C. DATE SIGNED
[redacted]		B [redacted]	08 Dec 2021

EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

30-105-04

STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

[redacted]

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION H - SPECIAL CONTRACT REQUIREMENTS

The following have been modified:

AGREEMENT NO. [redacted]

OTHER TRANSACTION FOR PROTOTYPE AGREEMENT

between

The United States Government
Defense Innovation Unit
230 R.T. Jones Rd
Mountain View, CA 94043

and

Houston Mechatronics Inc
17146 Feathercraft Ln Suite 450 Webster, Texas
DUNS Number: 079574594
CAGE: 7LK31

Agreement [redacted]

Effective Date: See SF26 Block 3, Agreement

[redacted]

This Agreement is entered into between the United States of America, represented by Defense Innovation Unit, hereinafter called Government and Houston Mechatronics Inc, hereinafter called COMPANY, pursuant to 10 U.S.C.§2371b and under United States Federal law. Government and COMPANY are collectively referred to as the "Parties."

TABLE OF CONTENTS

ATTACHMENTS

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ATTACHMENT 1: STATEMENT OF WORK
ATTACHMENT 2: WIDE AREA WORKFLOW INSTRUCTIONS
ATTACHMENT 3: AGREEMENT ADMINISTRATION
ATTACHMENT 4: DATA ASSERTIONS LIST
ATTACHMENT 5: COMPANY'S END USER LICENSE AGREEMENT ("EULA")
ATTACHMENT 6: AFFIRMATION OF BUSINESS STATUS CERTIFICATION
ATTACHMENT 7: PROHIBITION ON USE OF CERTAIN TELECOMMUNICATIONS AND VIDEO SURVEILLANCE SERVICES OR EQUIPMENT

ARTICLE 1: DEFINITIONS

1.1. "Adequate security" means protective measures that are commensurate with the consequences and probability of loss, misuse, or unauthorized access to, or modification of information.

1.2. "Agreement" or "OTA" refers to the Other Transaction Agreement, as authorized under 10 U.S.C. 2371b, between the Government and COMPANY Agreement No. HQ0845-21-9-0031.

1.3. "Agreements Officer (AO)" is the Defense Innovation Unit Contracting Activity warranted Contracting Officer authorized to sign the final agreement for the Government.

1.4. "Agreements Officer's Representative (AOR)" is the individual designated by the Government on a per project basis to monitor all technical and administrative aspects.

1.5. "Commercial Computer Software" means software developed or regularly used for non-governmental purposes which -

a. Has been sold, leased, or licensed to the public;

b. Has been offered for sale, lease, or license to the public;

c. Has not been offered, sold, leased, or licensed to the public but will be available for commercial sale, lease, or license in time to satisfy the delivery requirements of this agreement; or

d. Satisfies a criterion expressed in paragraphs a, b, or c of this definition and would require only minor modification to meet the requirements of this agreement.

1.6. "Commercial Computer Software License" means the license terms under which Commercial Computer Software is sold or offered for sale, lease or license to the general public.

1.7. "COMPANY attributional/proprietary information" means information that identifies the COMPANY(s), whether directly or indirectly, by the grouping of information that can be traced back to the COMPANY(s) (e.g., program description, facility locations), personally identifiable information, as well as trade secrets, commercial or financial information, or other commercially sensitive information that is not customarily shared outside of the company.

1.8. "Compromise" means disclosure of information to unauthorized persons, or a violation of the security policy of a system, in which unauthorized intentional or unintentional disclosure, modification, destruction, or loss of an object, or the copying of information to unauthorized media may have occurred.

1.9. "Computer Data Base" as used in this Agreement, means a collection of data recorded in a form capable of being processed by a computer. The term does not include computer software.

1.10. "Computer program" as used in this Agreement means a set of instructions, rules, or routines in a form that is capable of causing a computer to perform a specific operation or series of operations.

1.11. "Computer software" as used in this Agreement means computer programs, source code, source code listings, object code listings, design details, algorithms, processes, flow charts, formulae and related material that would enable the software to be reproduced, recreated or recompiled. Computer software does not include computer databases or computer software documentation.

1.12. "Computer software documentation" means owner's manuals, user's manuals, installation instructions, operating instructions, and other similar items, regardless of storage medium, that explain the capabilities of the computer software or provide instructions for using the software.

1.13. "Confidential Information" means information and materials of a Disclosing Party which are designated as confidential or as a Trade Secret in writing by such Disclosing Party, whether by letter or by use of an appropriate stamp or legend, prior to or at the same time any such information or materials are disclosed by such Disclosing Party to the Receiving Party. Notwithstanding the foregoing, materials and other information which are orally, visually, or electronically disclosed by a Disclosing Party, or are disclosed in writing without an appropriate letter, stamp, or legend, shall constitute Confidential Information or a Trade Secret if such Disclosing Party, within thirty calendar days after such disclosure, delivers to the Receiving Party a written document or documents describing the material or information and indicating that it is confidential or a Trade Secret, provided that any disclosure of information by the Receiving Party prior to receipt of such notice shall not constitute a breach by the Receiving Party of its obligations. "Confidential Information" includes any information and materials considered a Trade Secret by the COMPANY on its own behalf or on behalf of their subcontractors or suppliers.

1.14. "Contracting Activity" means an element of an agency designated by the agency head and delegated broad authority regarding acquisition functions. It also means elements or another agency designated by the director of a defense agency which has been delegated contracting authority through its agency charter.

1.15. "Controlled technical information" means technical information with military or space application that is subject to controls on the access, use, reproduction, modification, performance, display, release, disclosure, or dissemination. Controlled technical information would meet the criteria, if disseminated, for distribution statements B through F using the criteria set forth in DoD Instruction 5230.24, Distribution Statements on Technical Documents. The term does not include information that is lawfully publicly available without restrictions.

1.16. "Covered COMPANY information system" means an unclassified information system that is owned, or operated by or for, a COMPANY and that processes, stores, or transmits covered defense information.

1.17. "Covered defense information" means unclassified controlled technical information or other information, as described in the Controlled Unclassified Information (CUI) Registry at http://www.archives.gov/cui/registry/category-list.html, that requires safeguarding or dissemination controls pursuant to and consistent with law, regulations, and Government wide policies, and is—

a. Marked or otherwise identified in the agreement, task order, or delivery order and provided to the COMPANY by or on behalf of DoD in support of the performance of the agreement; or

b. Collected, developed, received, transmitted, used, or stored by or on behalf of the COMPANY in support of the performance of the Agreement.

1.18. “Cyber incident” means actions taken through the use of computer networks that result in a compromise or an actual or potentially adverse effect on an information system and/or the information residing therein.

1.19. “Data” means recorded information, regardless of form or the media on which it may be recorded. The term includes technical data and computer software. The term does not include information incidental to agreement administration, such as financial, administrative, cost or pricing, or management information.

1.20. “Date of Completion” is the date on which all work is completed or the date on which the period of performance ends.

1.21. “Developed” means that an item, component, or process exists and is workable. Thus, the item or component must have been constructed or the process practiced. Workability is generally established when the item, component, or process has been analyzed or tested sufficiently to demonstrate to reasonable people skilled in the applicable art that there is a high probability that it will operate as intended. Whether, how much, and what type of analysis or testing is required to establish workability depends on the nature of the item, component, or process, and the state of the art. To be considered “developed,” the item, component, or process need not be at the stage where it could be offered for sale or sold on the commercial market, nor must the item, component, or process be actually reduced to practice within the meaning of Title 35 of the United States Code.

1.22. “Development” means the systematic use of scientific and technical knowledge in the design, development, testing, or evaluation of a potential new product or service (or of an improvement in an existing product or service) to meet specific performance requirements or objectives. It includes the functions of design engineering, prototyping, and engineering testing.

1.23. “Disclosing Party” means COMPANY, or their subcontractors or suppliers, or the Government who discloses Confidential Information.

1.24. “Form, fit and function data” means technical data that describes the required overall physical, functional and performance characteristics (along with the qualification requirements, if applicable) of an item, component, or process to the extent necessary to permit identification of physically and functionally interchangeable items.

1.25. “Foreign Firm or Institution” means a firm or institution organized or existing under the laws of a country other than the United States, its territories, or possessions. The term includes, for purposes of this Agreement, any agency or instrumentality of a foreign government; and firms, institutions or business organizations which are owned or substantially controlled by foreign governments, firms, institutions, or individuals.

1.26. “Forensic analysis” means the practice of gathering, retaining, and analyzing computer-related data for investigative purposes in a manner that maintains the integrity of the data.

1.27. “Government” means the U.S. Government.

1.28. “Government Fiscal Year” means the period commencing on October 1 and ending September 30 of the following calendar year.

1.29. “Information system” means a discrete set of information resources organized for the collection, processing, maintenance, use, sharing, dissemination, or disposition of information.

1.30. “Know-How” means all information including, but not limited to discoveries, formulas, materials, inventions, processes, ideas, approaches, concepts, techniques, methods, software, programs, documentation, procedures, firmware, hardware, technical data, specifications, devices, apparatus and machines.

1.31. “Malicious software” means computer software or firmware intended to perform an unauthorized process that will have adverse impact on the confidentiality, integrity, or availability of an information system. This definition includes a virus, worm, Trojan horse, or other code-based entity that infects a host, as well as spyware and some forms of adware.

1.32. “Media” means physical devices or writing surfaces including, but is not limited to, magnetic tapes, optical disks, magnetic disks, large-scale integration memory chips, and printouts onto which covered defense information is recorded, stored, or printed within a covered COMPANY information system.

1.33. “Milestone” means a scheduled event signifying the completion of a major deliverable or a set of related deliverables as identified in the Statement of Work.

1.34. “Operationally critical support’’ means supplies or services designated by the Government as critical for airlift, sealift, intermodal transportation services, or logistical support that is essential to the mobilization, deployment, or sustainment of the Armed Forces in a contingency operation.

1.35. “Receiving Party” means COMPANY, or their subcontractors or suppliers, or the Government who receives Confidential Information disclosed by a Disclosing Party.

1.36. “Signatory Authority” refers to the individual that has the authority to legally bind a party to an agreement.

1.37. "Subject Invention" means any invention or discovery of the Government or Company, individually or jointly, that is conceived or first actually reduced to practice in the course of or under this agreement, and includes any art, method, process, machine, manufacture, design, or composition of matter, or any new and useful improvement thereof, whether patented or unpatented under the Patent Laws of the United States or any foreign country.

1.38. “Technical information” means technical data or computer software, examples of technical information include research and engineering data, engineering drawings, and associated lists, specifications, standards, process sheets, manuals, technical reports, technical orders, catalog-item identifications, data sets, studies and analyses and related information, and computer software executable code and source code.

1.39. “Trade Secret” means all forms and types of financial, business, scientific, technical, economic, or engineering or otherwise proprietary information, including, but not limited to, patterns, plans, compilations, program devices, formulas, designs, prototypes, methods, techniques, processes, procedures, programs, or codes, whether tangible or intangible, and whether or how stored, compiled, or memorialized physically, electronically, graphically, photographically, or in writing if:

a. The owner thereof has taken reasonable measures to keep such information secret; and

b. The information derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable through proper means by, the public.

1.40. "Technology" means discoveries, innovations, Know-How and inventions, whether patentable or not, including computer software, recognized under U.S. law as intellectual creations to which rights of ownership accrue, including, but not limited to, patents, trade secrets, mask works, and copyrights developed under this Agreement.

1.41. "Controlled Unclassified Information (CUI)" means unclassified information that requires safeguarding or dissemination controls, pursuant to and consistent with applicable law, regulations, and Government-wide policies. Instructions for the use, marking, dissemination, and storage of CUI can be found in DoD Instruction 5200.48, "Controlled Unclassified Information (CUI)."

ARTICLE 2: SCOPE OF THE AGREEMENT

2.1. Background

Other Transactions Agreement (OTA) is the term commonly used to refer to the 10 USC 2371b authority to enter into transactions other than contracts, grants or cooperative agreements. The Department of Defense (DoD) currently has authority to make awards that are directly relevant to enhancing the mission effectiveness of military personnel and the supporting platforms, systems, components, or materials proposed to be acquired or developed by the Department of Defense, or to improvement of platforms, systems, components, or materials in use by the armed forces. OTAs are acquisition instruments that are generally not subject to the Federal laws and regulations governing procurement (FAR based) contracts. As such, they are not required to comply with the Federal Acquisition Regulation (FAR), its supplements (e.g., DFARS) or laws that are limited in applicability to procurement contracts. This OTA is awarded in accordance with Commercial Solutions Opening (CSO) HQ0845-20-S-C001 procedures, posted Area of Interest, and is the result of a competitive process based on the COMPANY's submitted proposals.

2.2. Scope

2.2.1. This Agreement is an Other Transaction Agreement pursuant to 10 U.S.C. § 2371b. The principal purpose of this Agreement is to conduct a prototype project per Attachment 1: Statement of Work (SOW).

2.2.2. COMPANY shall be responsible for performance of the work set forth in the SOW. The COMPANY shall provide all documentation required in accordance with the deliverables table set forth in the SOW.

2.2.3. The COMPANY shall be paid a fixed amount for each milestone accomplished in accordance with the Schedule of Milestones and Payments set forth in Attachment 2: Wide Area Workflow Instructions and Article 5 procedures.

2.3. Potential for Follow-On Production

2.3.1. 10 U.S.C. Section § 2371b authorizes DoD to structure OT agreements with potential to award a follow-on, sole source production contract or transaction to the OT agreement participants. Two criteria

must be met to use this authority; 1) competitive procedures were used to select the COMPANY and 2) the participants must have successfully completed the prototype project provided for in the transaction. This award leveraged competitive procedures outlined in accordance with the Area of Interest under the solicitation vehicle represented in Article 2.1. This meets the first criterion needed to use the follow-on authority provided under title 10 U.S.C. § 2371b.

2.3.2. In accordance with 10 U.S.C. § 2371b the parties will consider this agreement or portions thereof successfully completed upon acceptance of specific: milestones, objectives, outcomes, or accomplishments as outlined in the SOW. In accordance with OSD policy, successful completion may occur prior to the completion of the entire prototype project. Additionally, completion can occur prior to the conclusion of a prototype project to allow the Government to transition any aspect of the prototype project determined to provide utility into production while other aspects of the prototype project have yet to be completed.

ARTICLE 3: TERM OF AGREEMENT AND TERMINATION

3.1. Term of this Agreement

The term of this agreement commences upon the effective date and continues as defined in the Statement of Work. Provisions of this Agreement, which, by their express terms or by necessary implication, apply for periods of time other than specified herein, shall be given effect, notwithstanding this Article.

3.2. Termination Provisions

The Government may terminate this Agreement by written notice to the COMPANY, provided that such written notice is preceded by consultation between the Parties. The COMPANY may request Agreement termination by giving the Government written notification with sufficient notice of their intent to do so. Failure of the Parties to agree to terminate shall be resolved pursuant to Article 6, Disputes.

3.3. Extending the Term

The Parties may extend, by mutual written agreement, the term of this Agreement if opportunities within the scope set forth in Article 2 reasonably warrant. Any extension shall be formalized through modification of the Agreement by the Agreements Officer and the COMPANY and in accordance with procedures outlined in Article 4.2.

3.4. Special Termination Clause

In the event the Government is made aware of an "outside investor" in violation of the Committee on Foreign Investment in the United States (CFIUS) or The Foreign Investment Risk Review Modernization Act of 2018 (FIRRMA), this Agreement will be subject to immediate termination without notification pursuant to Article 3.2. The COMPANY is encouraged to disclose outside investor activity in order for the Government to perform risk assessment of critical technology and national defense.

ARTICLE 4: MANAGEMENT, ADMINISTRATION, AND MODIFICATION

4.1. Administration. Unless otherwise provided in this Agreement, changes to this Agreement may only be made by the Agreements Officer. Administrative and contractual matters under this Agreement shall be referred to the representatives identified in Attachment 3: Agreement Administration.

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4.2. Modifications

4.2.1. Recommendations for modifications, including justifications to support any changes to the SOW and terms of this agreement may originate with either a request from the COMPANY to the AOR and Agreements Officer, or the Government through the Agreements Officer. This documentation will detail the technical, chronological, and financial impact of the proposed modification to the program. The AO and the COMPANY shall approve any Agreement modification. The Government is not obligated to pay for additional or revised future milestones until the Milestone Payment chart in the SOW is formally revised and made part of this Agreement via a modification signed by the Agreements Officer.

4.2.2. The Agreements Officer is responsible for the review and approval of any recommendations to modify the SOW, or other proposed changes to the terms and conditions of this Agreement. If additional terms and conditions are required to be included to address work that may be required under this Agreement, they will be included by mutual written modification to this Agreement.

4.3.3. For minor or administrative Agreement modifications (e.g. changes in the paying office or appropriation data, changes to Government or the Company's personnel identified in the Agreement) no signature is required by the Company. Administrative modifications may be unilaterally executed by the Agreements Officer. All modifications except for administrative modifications shall be made by mutual written agreement of the parties.

4.3.4. The Agreements Officer is responsible for initiating all modifications to this Agreement.

ARTICLE 5: OBLIGATION AND PAYMENT

5.1. Obligation

This Agreement is funded in accordance with the amount annotated in the SF 26 Section G. In no case shall the Government's financial obligations exceed the amount obligated on the Agreement or by amendment to this Agreement. The Government is not obligated to reimburse the COMPANY for expenditures in excess of the amount of obligated funds allotted by the Government. If a modification becomes necessary in performance of this Agreement, pursuant to Article 4.2, the Agreements Officer and the COMPANY shall execute a revised Schedule of Milestones and Payments for prospective milestones.

5.2. Payments

5.2.1. The Parties agree that payments will be made in accordance with completion of milestones. These payments reflect value received by the Government toward the accomplishment of the prototype project goals of this Agreement.

5.2.2. The COMPANY shall document the accomplishments of each completed milestone by submitting or otherwise providing the Milestone Report required by the SOW. After verification (written or otherwise) of the accomplishment of the milestone by the AOR, the COMPANY will submit their invoice through Wide Area Workflow (WAWF), as detailed in Attachment 2.

5.2.3. Limitation of Funds: In no case shall the Government's financial liability exceed the amount obligated under this Agreement.

5.2.4. Payments will be made by the cognizant Defense Finance and Accounting Service office, as indicated in Attachment 2, within thirty (30) calendar days of an accepted invoice in WAWF. Attachment 2 details how to submit and process invoices through WAWF.

5.2.5. Payments shall be made in the amounts set forth in SF26 Section B, provided the AOR has verified the completion of the milestones.

5.2.6. The COMPANY shall maintain adequate records to account for all funding under this Agreement.

5.3. Financial Records and Reports:

5.3.1. The COMPANY shall maintain adequate records to account for Federal funds received under this Agreement and shall maintain adequate records to account for COMPANY Project Agreement funding provided under this Agreement. COMPANY relevant financial records are subject to examination or audit by or on behalf of the Comptroller General, DIU Contracting Activity, or other Government Official for a period not to exceed three years after expiration of the term of the Agreement. The Comptroller General, Agreements Officer or designee shall have direct access to sufficient records and information of any party to this agreement or any entity that participates in the performance of this agreement to ensure full accountability for all funding under this Agreement. Such audit, examination or access shall be performed during business hours on business days upon prior written notice and shall be subject to the security requirements of the audited party. Any audit required during the course of the program may be conducted by the Comptroller General or other Government Official using Government auditors or, at the request of COMPANY's external CPA accounting firm at the expense of the COMPANY. This requirement shall not apply with respect to a party or entity, or a subordinate element of a party or entity, that has not entered into any other agreement that provides for audit access by a Government entity in the year prior to the date of the agreement.

5.2.2. The COMPANY shall include this Article, suitably modified to identify the Parties, in all subcontracts or lower tier agreements entered into solely in connection with this Agreement.

ARTICLE 6: DISPUTES

6.1. General

The Parties shall communicate with one another in good faith and in a timely and cooperative manner when raising issues pertaining to this Agreement under this article, with the objective of resolving any misunderstanding, disagreement, claims, or disputes by mutual agreement.

6.2. Dispute Resolution Procedures

6.2.1. Any disagreement, claim or dispute between the Government and the COMPANY concerning questions of fact or law arising from or in connection with this Agreement, and, whether or not involving an alleged breach of this Agreement, may be raised only under this Article.

6.2.2. Whenever disputes, disagreements, or misunderstandings arise, the Parties shall attempt to resolve the issue(s) involved by discussion and mutual agreement as soon as practicable, with the goal of settlement within three (3) months of identification of the issue. Every reasonable attempt will be made to resolve all issues at the Agreements Officer's level. Alternative Dispute Resolution (ADR) procedures to include, but not limited to settlement negotiations, mediation and fact-finding, will be used to the maximum extent practicable. Whenever the COMPANY submits, in writing, a claim or issue to the Government, the

Agreements Officer shall consider the claim or issue and, within 30 calendar days of receipt of the claim or issue in dispute, either:

a. Prepare and transmit a written decision to the COMPANY, which shall include the basis for the decision, and accordingly document the Agreement file or;

b. Notify the COMPANY of a specific date when the Agreements Officer will render a decision if more time is needed for response. The notice will inform the COMPANY of the reason for delaying the decision.

6.2.3. In the event the COMPANY decides to appeal the decision, the Agreements Officer shall make every effort to encourage the COMPANY to enter into ADR procedures with the Agreements Officer. The ADR procedure applicable to this Agreement expressed in subparagraphs below:

a. Failing resolution by mutual agreement, the aggrieved Party shall document the dispute, disagreement, or misunderstanding by notifying the other Party through the cognizant Agreements Officer in writing documenting the relevant facts, identifying unresolved issues, specifying the clarification or remedy sought, and documenting the rationale as to why the clarification/remedy is appropriate. Within ten (10) working days after providing notice to the other Party, the aggrieved Party may, in writing, request a decision by the Senior Contracting Official, DIU. The other Party shall submit a written position on the matter(s) in dispute within thirty (30) calendar days after being notified that a decision has been requested. The Senior Contracting Official, DIU, will conduct a review of the matter(s) in dispute and render a decision in writing within thirty (30) calendar days of receipt of such position. Any such decision is final and binding, unless a Party shall, within thirty (30) calendar days request further review as provided by this article. If requested within thirty (30) calendar days of the decision by the Senior Contracting Official, DIU, further review will be conducted by the President of the COMPANY and the DIU Director. In the event of a decision, or in absence of a decision within sixty (60) calendar days of referral to the President of the COMPANY and the DIU Director (or such other period as agreed to by the parties), either party may pursue any right or remedy provided by law. Alternatively, the parties may agree to explore and establish an Alternate Disputes Resolution procedure to resolve this dispute.

b. If the COMPANY chooses not to participate in the Dispute Resolution Procedure or does not accept the results of the Dispute Resolution Procedure, the COMPANY may bring a formal claim as authorized by 28 U.S.C. 1491 or other applicable statutes, and pursue any right and remedy in a court of competent jurisdiction. The Parties' attempt to resolve issues through settlement negotiations, mediation and fact-finding pursuant to this Article 6 shall be non-binding and without prejudice to either Party.

6.3. Limitation of Damages

Claims for damages of any nature whatsoever pursued under this Agreement shall be limited to direct damages only up to the aggregate amount of Government funding disbursed as of the time the dispute arises. In no event shall the Government be liable for claims for consequential, punitive, special and incidental damages, claims for lost profits, or other indirect damages.

ARTICLE 7: CONFIDENTIAL INFORMATION

7.1. Exchange of Information

[redacted]

The Government may from time to time disclose Government Confidential Information to the COMPANY and its subcontractors or suppliers, in connection with a particular project, and the COMPANY and its subcontractors or suppliers, may from time to time disclose information that is Trade Secret or Confidential Information to the Government in connection with the OTA or performance thereunder. Neither the Government nor COMPANY or their subcontractors or suppliers shall be obligated to transfer Confidential Information or Trade Secrets independently developed by the Government or the COMPANY or their subcontractors or suppliers, absent an express written agreement between the Parties providing the terms and conditions for such disclosure.

7.2. Confidentiality and Authorized Disclosure

The Receiving Party agrees, to the extent permitted by law, that Confidential Information and Trade Secrets shall remain the property of the Disclosing Party (no one shall disclose unless they have the right to do so), and that, unless otherwise agreed to by the Disclosing Party, Confidential Information and Trade Secrets shall not be disclosed, divulged, or otherwise communicated by it to third parties or used by it for any purposes other than in connection with specified project efforts and the licenses granted in Article 8, Article 9, and Article 10, provided that the duty to protect such "Confidential Information" and "Trade Secrets" shall not extend to materials or information that:

1. Are received or become available without restriction to the Receiving Party under a proper, separate agreement,

2. Are not identified with a suitable notice or legend per Article entitled "Confidential Information" herein,

3. Are lawfully in possession of the Receiving Party without such restriction to the Receiving Party at the time of disclosure thereof as demonstrated by prior written records,

4. Are or later become part of the public domain through no fault of the Receiving Party,

5. Are received by the Receiving Party from a third party having no obligation of confidentiality to the Disclosing Party that made the disclosure,

6. Are developed independently by the Receiving Party without use of Confidential Information or Trade Secrets as evidenced by written records,

7. Are required by law or regulation to be disclosed; provided, however, that the Receiving Party has provided written notice to the Disclosing Party promptly so as to enable such Disclosing Party to seek a protective order or otherwise prevent disclosure of such information.

7.3. Return of Proprietary Information

Upon the request of COMPANY, the Government shall promptly return all copies and other tangible manifestations of the Confidential Information or Trade Secrets disclosed. Upon request by the Government, COMPANY shall promptly return all copies and other tangible manifestations of the Confidential Information disclosed by the Government. As used in this section, tangible manifestations include human readable media as well as magnetic and digital storage media.

7.4. Term

Except to the extent covered by and subject to other provisions of this Agreement, the obligations of the Receiving Party under this Article shall continue for a period of five (5) years after the expiration or termination of this Agreement.

7.5. Subcontracts

The Government and the COMPANY shall flow down the requirements of this Article to their respective personnel, agents, partners, and team members receiving such Confidential Information or Trade Secrets under this OTA.

ARTICLE 8: PUBLICATION AND ACADEMIC RIGHTS

8.1. Use of Information

Subject to the provisions of Article 7, Confidential Information, and this Article, Publication and Academic Rights, the COMPANY and the Government shall have the right to publish or otherwise disclose information and/or data developed by the Government and/or the respective COMPANY under this Agreement. The COMPANY and the Government (and its employees) shall include an appropriate acknowledgement of the sponsorship of the Research Projects by the Government and the COMPANY in such publication or disclosure. The Parties shall have only the right to use, disclose, and exploit any such data and Confidential Information or Trade Secrets in accordance with the rights held by them pursuant to this Agreement. Notwithstanding the above, the Parties shall not be deemed authorized by Article 8.1, alone, to disclose any Confidential Information or Trade Secrets of the Government or the COMPANY. Nothing contained herein shall contradict or contravene any use of unlimited data rights obtained under Article 10 below.

8.2. Classified Research Projects

If a release of Confidential Information or Trade Secrets is for a classified Research Project, the provisions of the DoD Security Agreement (DD Form 441), Certificate Pertaining to Foreign Interests (SF 328), and the DoD Contract Security Classification Specification (DD Form 254) apply. The Government will be responsible for the completion of the DD Form 254. The COMPANY member must complete the DD Form 441 and SF 328 and provide them to the Government through for review by the proper Government representatives, the Industrial Security Representative at the cognizant Defense Security Service (DSS) office for DD Form 441 and SF 328 and the requiring activity's local Security office for the DD Form 254.

8.3. Review or Approval of Technical Information for Public Release

8.3.1. At least 30 days prior to the scheduled release date, COMPANY shall submit to the Agreements Officer two copies of the information to be released. The Agreements Officer will route the information to the AOR and other appropriate parties for review and approval.

8.3.2. The AOR is hereby designated as the approval authority for the Agreements Officer for such releases.

8.3.3. Parties to this Agreement are responsible for ensuring that an acknowledgment of government support will appear in any publication of any material based on or developed under this OTA, using the following acknowledgement terms:

> *"Effort sponsored by the U.S. Government under Other Transaction number* [redacted] *between the COMPANY and the Government. The U.S. Government is authorized to reproduce and distribute reprints for Governmental purposes notwithstanding any copyright notation thereon."*

[redacted]

8.3.4. Parties to this Agreement are also responsible for assuring that every publication of material based on or developed under this project contains the following disclaimer:

> *"The views and conclusions contained herein are those of the authors and should not be interpreted as necessarily representing the official policies or endorsements, either expressed or implied, of the U.S. Government."*

8.3.5. The COMPANY shall flow down these requirements to its partners and team members, at all tiers.

8.4. Filing of Patent Applications

During the course of any such thirty (30) calendar day period, the COMPANY and/or the Government shall provide notice to the Agreements Officer as to whether it desires that a patent application be filed on any invention disclosed in such materials. In the event that a COMPANY and/or the Government desires that such a patent be filed, the COMPANY or the Government proposing to publish or disclose such materials agrees to withhold publication and disclosure of such materials until the occurrence of the first of the following:

1. Filing of a patent application covering such invention, or

2. Written agreement, from the Agreements Officer and the COMPANY that no patentable invention is disclosed in such materials.

3. Further, during the course of any such thirty (30) calendar day period, the COMPANY shall notify the Agreements Officer and the Government if it believes any of its Confidential Information or Trade Secrets have been included in the proposed publication or disclosure and shall identify the specific Confidential Information or Trade Secrets that need to be removed from such proposed publication. The Government and the COMPANY agree to remove from the proposed publication or disclosure all such Confidential Information or Trade Secrets so identified by the COMPANY.

ARTICLE 9: PATENT RIGHTS

9.1. Allocation of Principal Rights

9.1.1. Unless the COMPANY notifies the Government, in accordance with subparagraph 2 below, that the COMPANY does not intend to retain title, the COMPANY shall retain the entire right, title, and interest throughout the world to each Subject Invention consistent with the provisions of this Article.

9.1.2. With respect to any Subject Invention in which the COMPANY retains title, the Government shall receive a nonexclusive, nontransferable, irrevocable, paid-up license to practice, or to have practiced (make, have made, use, have used, or import) the Subject Invention throughout the world on behalf of the United States for U.S. Government purposes and on behalf of any foreign government or international organization pursuant to any existing or future treaty or agreement with the United States in accordance with 35 U.S.C. § 209(d)(1) and 37 C.F.R. 404.7(a)(2)(i). The COMPANY shall record a confirmatory instrument of the Government's license to the Subject Invention with the United States Patent and Trademark Office.

9.1.3. In accordance with 37 C.F.R. 404.7(a)(2)(ii), the Government retains the right to grant licenses to third parties on reasonable terms when necessary to fulfill health, safety, or other needs of the public to the extent such needs are not being reasonably satisfied by COMPANY.

9.2. EULA Considerations

All Data delivered to the Government under this Agreement, other than Data Developed or Generated under this Agreement, shall be subject to the restrictions and limitations set forth in COMPANY's End User License Agreement ("EULA") at Attachment 5 (if applicable) provided they are consistent with federal law. To the extent the terms and conditions in the COMPANY's EULA, including all subcontractor EULAs, are inconsistent with federal law, they shall be deemed deleted and unenforceable including, but not limited to the following:

1. Any future changes to this Agreement or the EULA must be signed by a duly warranted Agreements Officer, in writing. The same requirement applies to contract modifications affecting the rights of the parties. All terms and conditions intended to bind the Government must be included within the contract signed by a warranted Agreements Officer.

2. Clauses in the EULA referencing termination or cancellation are hereby deemed to be deleted. Termination and cancellations will be governed by Article 3 of this Agreement.

3. Any disputes relating to the EULA shall be resolved in accordance with Article 6 of this Agreement. Any provisions of the EULA that would subject the United States to any law, jurisdiction, or venue other than that of the United States is hereby deemed to be deleted. The validity, interpretation and enforcement of this Agreement and the attached EULA will be governed by and construed in accordance with federal law as opposed to any state or local law.

4. All EULA clauses referencing Licensee Indemnities are hereby deemed to be deleted. All EULA clauses that (1) violate the Department of Justice's right to represent the Government in any case (28 U.S.C. § 516) and/or (2) require that the Government give sole control over the litigation and/or settlement, are hereby deemed to be deleted.

5. All EULA clauses that violate the Anti-Deficiency Act (31 U.S.C. § 1341), which prohibits the Government from paying any fees or penalties beyond the Agreement amount (including attorney's and expert witness fees), unless specifically authorized by existing statutes, are hereby deemed to be deleted. This includes, but is not limited to, provisions indicating paid services, fees, charges, and/or billing practices will renew automatically until the licensee elects to cancel.

6. COMPANY 's warranty clause shall not impair the U.S. Government's right to recover for fraud or crimes arising out of or related to this Agreement under any federal fraud statute, including, but not limited, to the False Claims Act, 31 U.S.C. §§ 3729-3733.

7. The EULA does not represent the entire agreement, but will be incorporated as an attachment and made a material part of the Agreement.

9.3. Marking or Data

Pursuant to Article 9.1 and Article 1 any Data delivered under this Agreement, except for Data subject to COMPANY's EULA pursuant to Article 9.2, above, shall be marked with the appropriate data rights markings and the COMPANY's name and address and include the following legend:

"Use, duplication, or disclosure is subject to the restrictions as stated in Agreement [redacted] between the Government and the COMPANY."

9.4. Lower Tier Agreements

The COMPANY shall include this Article, suitably modified to identify the Parties, in all subcontracts or lower tier agreements entered into solely in connection with this Agreement.

ARTICLE 10: DATA RIGHTS

10.1. Allocation of Principal Rights

10.1.1. Data that will be delivered, furnished, or otherwise provided to the Government under this Agreement, in which the Government has previously obtained rights, shall be delivered, furnished, or provided with the pre- existing rights, unless (a) the parties have agreed otherwise, or (b) any restrictions on the Government's rights to use, modify, reproduce, release, perform, display, or disclose the data have expired or no longer apply.

10.1.2. Identification of Principal Rights: See Attachment 4.

10.1.3. Marking of Data: Any Data delivered under this Agreement shall be marked with the following legend:

> *"This data is being delivered as Commercial Computer Software or Technical Data, as defined in Agreement [redacted] Use, duplication, or disclosure is subject to the restrictions as stated in [redacted] between the COMPANY and the Government."*

10.1.4. In the event that the COMPANY learns of a release to the Government of its unmarked Data that should have contained a restricted legend, the COMPANY will have the opportunity to cure such omission going forward by providing written notice to the Agreements Officer within six (6) months of the erroneous release.

10.2. Prior Technology

In the event it is necessary for the COMPANY to furnish the Government with Data which existed prior to, or was produced outside of this Agreement, and such Data embodies trade secrets or comprises commercial or financial information which is privileged or confidential, and such Data is so identified with a suitable notice or legend, the Data will be maintained in confidence and disclosed and used by the Government and such Government Contractors or contract employees that the Government may hire on a temporary or periodic basis only for the purpose of carrying out the Government's responsibilities under this Agreement. Data protection will include proprietary markings and handling, and the signing of nondisclosure agreements by such Government Contractors or contract employees. The COMPANY shall not be obligated to provide Data that existed prior to, or was developed outside of this Agreement to the Government. Upon completion of activities under this Agreement, such Data will be disposed of as requested by the COMPANY.

10.3. Oral and Visual Information

If information which the COMPANY considers to embody trade secrets or to comprise commercial or financial information which is privileged or confidential is expressly disclosed orally or visually directly to the Government, the exchange of such information must be memorialized in tangible, recorded form and marked with a suitable notice or legend, and furnished to the Government within thirty (30) calendar

days after such oral or visual disclosure, or the Government shall have no duty to limit or restrict, and shall not incur any liability for any disclosure and use of such information. If the Government reasonably determines that the memorialization of the exchange is insufficiently detailed to enable it to identify the privileged or confidential information, COMPANY shall provide additional detail at the Government's request, subject to restrictions on use and disclosure.

10.4. Disclaimer of Liability

10.4.1. Notwithstanding the above, the Government shall not be restricted in, nor incur any liability for, the disclosure and use of:

a. Data not identified with a suitable notice or legend as set forth in this Article; nor

b. Information contained in any Data for which disclosure and use is restricted, if such information is or becomes generally known without breach of the above, is properly known to the Government or is generated by the Government independent of carrying out responsibilities under this Agreement, is rightfully received from a third party without restriction, or is included in Data which the COMPANY has furnished, or is required to furnish to the Government without restriction on disclosure and use.

10.4.2. Notwithstanding Article 10.4.1.a., if the COMPANY cures the omission of the suitable notice or legend, the restrictions, and related liability for disclosure and use of such information shall apply after cure unless it is then unrestricted under Article 10.4.1.b.

10.5. Copyright

The COMPANY hereby grants to the U.S. Government a non-exclusive, non-transferable, royalty-free, fully paid-up license to reproduce, prepare derivative works, distribute copies to the public, and perform publicly and display publicly any copyrighted materials developed (excluding Data) under this Agreement to which it owns the copyright, and to authorize others to do so.

10.6. Lower Tier Agreements

The COMPANY shall include this Article, suitably modified to identify the parties, in all, subcontracts or lower tier agreements, regardless of tier, or experimental, developmental, or research work.

10.7. Survival Rights

Provisions of this Article shall survive termination of this Agreement.

<u>ARTICLE 11: SOFTWARE LICENSE</u>

11.1. License and Restrictions

11.1.1. Subject to the terms and conditions of this Agreement, the COMPANY grants to the Government, a non-sublicensable, nonexclusive license (the "License") to the Products set forth in this OTA during the term of the License Term in each Order placed under this Agreement. The Government may allow access

[redacted]

to the Products to Government Authorized Users. Under the License, the COMPANY grants the Government the right to permit Government Authorized Users to access the Products and where applicable, Reports, through the applicable interfaces.

11.1.2. License to Documentation. Subject to Article 7 (Confidential Information) and Article 10 (Data Rights), the Government may make and distribute copies of the Documentation for use solely by Government Authorized Users in connection with use of the Products in accordance with this Agreement, but no more than the amount reasonably necessary. Any permitted copy of the Documentation must contain the same copyright and other proprietary notices that appear in the Documentation.

11.1.3. License Restrictions. Except for the rights expressly granted under this Agreement, the Government shall not:

a. use the Products in (A) violation of any applicable law (including, where applicable, Children's Online Privacy Protection Act (COPPA)), or in connection with unlawful material (such as material that violates any obscenity, defamation, harassment, privacy, or intellectual property laws); or (B) a manner that would cause a material risk to the security or operations of COMPANY or any of its customers, or to the continued normal operation of other COMPANY customers;

b. republish, display, sell, rent, lease, host, circulate, disseminate, assign or sub-license the Products;

c. offer, use, or permit the use of the Products in a computer service business, third-party outsourcing service, on a membership or subscription basis, on a service bureau basis, on a time-sharing basis, as part of a hosted service, or on behalf of any third party;

d. attempt to interact with the operating system underlying the Products, or modify, create derivative works of, adapt, translate, reverse engineer, decompile, or otherwise attempt to discover the source code in, any COMPANY technical data. This restriction will not apply to the extent it limits any non-waivable right Government may enjoy under applicable law;

e. remove, obscure, or alter any proprietary notices associated with the Products (including any notices in reports that are deliverables under this Agreement);

f. use any software components, modules, or other services that may be delivered with the Products, but which are not licensed to Government; or

g. unbundle any components of the Products for use on different computers or devices as the Products are designed and provided to Government for use as single non-severable offerings. The COMPANY reserves all other rights not expressly granted in this Agreement.

11.2. Security and Support

The COMPANY shall:

1. not use, modify or disclose to anyone any electronic data or information submitted by the Government to or through the Products or specific identifiable information on the Government's use of the Products ("Government Data"), except as reasonably required to provide the Products to the Government;

2. provide the Government with support for the Products in accordance with the COMPANY's then-current standard support policies and all support requirements required under this OTA. The

[redacted]

COMPANY may from time to time at its sole discretion modify, update, upgrade or extend the Products (including, without limitation, for the purposes of adding features and functionality, or enhancing security or usability).

11.3. Third Party Access

11.3.1. Subject to Article 7 (Confidential Information) and Article 10 (Data Rights) above, the Government may allow a third-party covered Government support contractor to operate, use or access the data/Products solely on Government's behalf. The COMPANY may require the Government support contractor to enter into a non-disclosure agreement directly with the COMPANY regarding the Government support contractor's operation, use or access of such data/Products, or alternatively, that the COMPANY (or party asserting restrictions) may waive in writing the requirement for a nondisclosure agreement.

11.3.1.1 Anticipated Government support contractors assisting in this effort are identified below:

[redacted]

11.3.2. COMPANY Responsibility. Submission of a proposal under this RPP will constitute a grant of authority by the COMPANY to the Government to allow the use of Government support contractors to operate, use or access the data/Products solely on Government's behalf, and such use or access shall be subject to the terms of this Agreement. If the COMPANY determines the need to enter into a non-disclosure agreement directly with the Government support contractor, the COMPANY shall notify the Agreements Officer, DIU PM and AOR in writing.

11.4. Limited Warranty

Limited Warranty and Remedy for Software. COMPANY warrants that the Software, as delivered to Government, will substantially perform as stated. The Government will notify COMPANY of a claim under this warranty within 30 days of the date on which the condition giving rise to the claim first appeared. To the extent permitted by law, Government's sole and exclusive remedy and COMPANY's sole liability under or in connection with this warranty will be a replacement of the Distributed Code (as applicable), or if replacement is not commercially reasonable, a termination of the applicable Software and a refund of any pre-paid unused fees for the applicable Software.

ARTICLE 12: FOREIGN ACCESS TO TECHNOLOGY

This Article shall remain in effect during the term of the Agreement and for five (5) years thereafter.

12.1. General

The Parties agree that research findings and technology developments arising under this Agreement may constitute a significant enhancement to the national defense, and to the economic vitality of the United States. Accordingly, access to important technology developments under this Agreement by Foreign Firms or Institutions must be carefully controlled. The controls contemplated in this Article are in addition to, and are not intended to change or supersede, the provisions of the International Traffic in Arms Regulations (22

C.F.R. Part 120, et seq.), the National Industrial Security Program Operating Manual (NISPOM) (DoD 5220.22-M), and the Department of Commerce's Export Administration Regulations (15 C.F.R. Part 730, et seq.).

12.2. Restrictions on Sale or Transfer of Technology to Foreign Firms or Institutions

12.2.1. In order to promote the national security interests of the United States and to effectuate the policies that underlie the regulations cited above, the procedures stated in Article 12.2.2, 12.2.3, and 12.2.4 below shall apply to any transfer of Technology. For purposes of this paragraph, a transfer includes a sale of the company, or sales or licensing of Technology. Transfers include:

a. Sales of products or components; or

b. Licenses of the software or documentation related to sales of products or components; or

c. Transfer to foreign subsidiaries of the COMPANY for purposes related to this Agreement; or

d. Transfer which provides access to Technology to a Foreign Firm or Institution which is an approved source of supply or source for the conduct of research under this Agreement provided that such transfer shall be limited to that necessary to allow the firm or institution to perform its approved role under this Agreement.

12.2.2. The COMPANY shall provide timely notice to the Government of any proposed transfers from the COMPANY of Technology developed under this Agreement to Foreign Firms or Institutions. If the Government determines that the transfer may have adverse consequences to the national security interests of the United States, the COMPANY, its vendors, and the Government shall jointly endeavor to find alternatives to the proposed transfer which obviate or mitigate potential adverse consequences of the transfer but which provide substantially equivalent benefits to the COMPANY.

12.2.3. In any event, the COMPANY shall provide written notice to the Agreements Officer of any proposed transfer to a foreign firm or institution at least sixty (60) calendar days prior to the proposed date of transfer. Such notice shall cite this Article and shall state specifically what is to be transferred and the general terms of the transfer. Within thirty (30) calendar days of receipt of the COMPANY's written notification, the Agreements Officer shall advise the COMPANY whether it consents to the proposed transfer. In cases where the Government does not concur or sixty (60) calendar days after receipt and the Government provides no decision, the COMPANY may utilize the procedures under Article V, Disputes. No transfer shall take place until a decision is rendered.

12.2.4. In the event a transfer of Technology to Foreign firms or Institutions which is NOT approved by the Government takes place, the COMPANY shall (a) refund to the Government funds paid for the development of the Technology and (b) the Government shall have a non-exclusive, nontransferable, irrevocable, paid-up license to practice, or to have practiced on behalf of the United States the Technology throughout the world for Government and any and all other purposes, particularly to effectuate the intent of this Agreement. Upon request of the Government, the COMPANY shall provide written confirmation of such licenses.

12.3. Export Compliance

Each Party agrees to comply with U.S. Export regulations including, but not limited to, the requirements of the Arms Export Control Act, 22 U.S.C. § § 2751-2794, including the International Traffic in Arms Regulation (ITAR), 22 C.F.R. § 120 et seq.; and the Export Administration Act, 50 U.S.C. app. § 2401-2420. Each party is responsible for obtaining from the Government export licenses or other

[redacted]

authorizations/approvals, if required, for information or materials provided from one party to another under this Agreement. Accordingly, the COMPANY shall not export, directly, or indirectly, any products and/or technology, Confidential Information, Trade Secrets, or Classified and Unclassified Technical Data in violation of any U.S. Export laws or regulations.

12.4. Lower Tier Agreements

The COMPANY shall include this Article, suitably modified, to identify the Parties, in all subcontracts or lower tier agreements, regardless of tier, for experimental, developmental, or research work.

ARTICLE 13: OPERATIONAL SECURITY

Access and General Protection/Security Policy and Procedures. All COMPANY employees, including subcontractor employees, shall comply with all installation and facility access and local security policies and procedures (provided by Government representative), and security/emergency management exercises. The COMPANY shall also provide all information required for background checks to meet installation access requirements. The COMPANY workforce shall comply with all personal identity verification and accountability requirements as directed by DoD, the Government customer and/or local policy. Should the Force Protection Condition (FPCON) at any individual facility or installation change, the Government may require changes in COMPANY security matters or processes. During FPCONs Charlie and Delta, services/installation access may be discontinued/postponed due to higher threat. Services will resume when FPCON level and/or threat is reduced to an acceptable level as determined by the Installation Commander. The COMPANY shall be subject to and comply with vehicle searches, wearing of ID badges, etc. If access to classified information becomes required in the performance of this Agreement such access will be in accordance with the DoD 5220.22-M, National Industrial Security Program Operating Manual (NISPOM), and all applicable DoD personnel security regulations.

ARTICLE 14: GOVERNING LAW AND JURISDICTION

This Agreement shall be construed and enforced in accordance with the laws of the United States in a Federal Court with competent jurisdiction. Any dispute arising under this Agreement shall first be handled in accordance with Article 5: Disputes of this Agreement.

ARTICLE 15: TITLE TO AND DISPOSITION OF PROPERTY

Company is required to obtain Agreement Officer written approval for any acquired property valued at $5,000 or more under this Agreement. The Government will not take title to Company acquired or produced property, except property the agreement identifies as deliverable property, unless the parties agree otherwise. Title to all other property shall remain with the COMPANY. The COMPANY shall be responsible for the maintenance, repair, protection, and preservation of all such property at its own expense.

ARTICLE 16: GOVERNMENT FURNISHED PROPERTY

The Government will provide the COMPANY with the Government Furnished Property (GFP) listed in the Statement of Work (SOW) and/or referenced in a Government Furnished Property List that may be incorporated as an attachment to this Agreement to facilitate the performance of this OTA.

[redacted]

The COMPANY shall assume the risk of and be responsible for any loss or destruction of, or damage to, the GFP while it is in the COMPANY's possession or control, with the exception of reasonable wear and tear or reasonable and proper consumption. The GFP shall be returned at the end of the OTA Period of Performance in a condition that is as good as when it was received with the exception of said reasonable wear and tear, or in accordance with the provisions of the OTA regarding its use. The COMPANY shall obtain explicit written authorization for any transfer or disposition of the GFP.

ARTICLE 17: SAFEGUARDING COVERED DEFENSE INFORMATION AND CYBER INCIDENT REPORTING

17.1. Adequate Security. The COMPANY shall provide adequate security on all covered COMPANY information systems. To provide adequate security, the COMPANY shall implement, at a minimum, the following information security protections:

17.1.1. For covered COMPANY information systems that are part of an Information Technology (IT) service or system operated on behalf of the Government, the following security requirements apply:

a. Cloud computing services shall be subject to the security requirements specified:

(1) The COMPANY shall implement and maintain administrative, technical, and physical safeguards and controls with the security level and services required in accordance with the Cloud Computing Security Requirements Guide (SRG) found at http://iase.disa.mil/cloud_security/Pages/index.aspx, unless notified by the Agreements Officer Representative that this requirement has been waived by the DoD Chief Information Officer.

(2) The COMPANY shall maintain within the United States or outlying areas all Government data that is not physically located on Government premises, unless the COMPANY receives written notification from the Agreements Officer Representative to use another location.

b. Any other such IT service or system (i.e., other than cloud computing) shall be subject to the security requirements specified elsewhere in this contract.

17.1.2. For 'covered COMPANY information systems' that are not part of an IT service or system operated on behalf of the Government and therefore are not subject to the security requirement specified at Article 17.1.1., the following security requirements apply:

a. Except as provided in Article 17.1.1.b, the covered COMPANY information system shall be subject to the security requirements in National Institute of Standards and Technology (NIST) Special Publication (SP) 800-171, "Protecting Controlled Unclassified Information in Nonfederal Information Systems and Organizations" (available via the internet at http://dx.doi.org/10.6028/NIST.SP.800-171) in effect at the time the solicitation is issued or as authorized by the Contracting Officer.

b. The National Institute of Standards and Technology Considerations:

(1) The COMPANY shall implement NIST SP 800-171, as soon as practical.

[redacted]

(2) The COMPANY shall submit requests to vary from NIST SP 800-171 in writing to the Agreements Officer, for consideration by the DoD CIO. The COMPANY need not implement any security requirement adjudicated by an authorized representative of the DoD CIO to be non-applicable or to have an alternative, but equally effective, security measures that may be implemented in its place.

(3) If the DoD CIO has previously adjudicated the COMPANY's requests indicating that a requirement is not applicable or that an alternative security measure is equally effective, a copy of that approval shall be provided to the Agreements Officer or Agreements Officer Representative when requesting its recognition under this agreement.

(4) If the COMPANY intends to use an external cloud service provider to store, process, or transmit any covered defense information in performance of this contract, the COMPANY shall require and ensure that the cloud service provider meets security requirements equivalent to those established by the Government for the Federal Risk and Authorization Management Program (FedRAMP) Moderate baseline (https://www.fedramp.gov/resources/documents/) and that the cloud service provider complies with requirements in Article 17.2 to 17.6 for cyber incident reporting, malicious software, media preservation and protection, access to additional information and equipment necessary for forensic analysis, and cyber incident damage assessment.

17.1.3. Apply other information systems security measures when the COMPANY reasonably determines that information systems security measures, in addition to those identified in Article 17.1.2.b(1) and Article 17.1.2.b(2), may be required to provide adequate security in a dynamic environment or to accommodate special circumstances (e.g., medical devices) and any individual, isolated, or temporary deficiencies based on an assessed risk or vulnerability. These measures may be addressed in a system security plan.

17.2. Cyber Incident Reporting Requirement

17.2.1. When the COMPANY discovers a cyber incident that affects a covered COMPANY information system or the covered defense information residing therein, or that affects the COMPANY's ability to perform the requirements of the contract that are designated as operationally critical support and identified in the agreement, the COMPANY shall—

a. Conduct a review for evidence of compromise of covered defense information, including, but not limited to, identifying compromised computers, servers, specific data, and user accounts. This review shall also include analyzing covered COMPANY information system(s) that were part of the cyber incident, as well as other information systems on the COMPANY's network(s), that may have been accessed as a result of the incident in order to identify compromised covered defense information, or that affect the COMPANY's ability to provide operationally critical support; and

b. Rapidly report any cyber incident(s) within 72 hours of discovery to DoD at http://dibnet.dod.mil

17.2.2. Cyber incident report. The cyber incident report shall be treated as information created by or for DoD and shall include, at a minimum, the required elements at http://dibnet.dod.mil.
17.2.3. Medium assurance certificate requirement. In order to report cyber incidents in accordance with this clause, the COMPANY or subcontractor shall have or acquire a DoD-approved medium assurance certificate to report cyber incidents. For information on obtaining a DoD-approved medium assurance certificate, see http://iase.disa.mil/pki/eca/Pages/index.aspx.

[redacted]

17.3. Malicious software. When the COMPANY or subcontractors discover and isolate malicious software in connection with a reported cyber incident, submit the malicious software to DoD Cyber Crime Center (DC3) at this website: https://www.dc3.mil/ or in accordance with additional instructions provided by DC3 or the Agreements Officer or the Agreements Officer Representative. Do not send the malicious software to the Agreements Officer or Agreements Officer Representative.

17.4. Media preservation and protection. When a COMPANY discovers a cyber incident has occurred, the COMPANY shall preserve and protect images of all known affected information systems identified in Article 17.2.1.a and all relevant monitoring/packet capture data for at least 90 days from the submission of the cyber incident report to allow DoD to request the media or decline interest.

17.5. Access to additional information or equipment necessary for forensic analysis. Upon request by DoD, the COMPANY shall provide DoD with access to additional information or equipment that is necessary to conduct a forensic analysis.

17.6. Cyber incident damage assessment activities. If DoD elects to conduct a damage assessment, the AO will request that the COMPANY provide all of the damage assessment information gathered in accordance with Article 17.4.

17.7. DoD safeguarding and use of COMPANY attributional/proprietary information. The Government shall protect against the unauthorized use or release of information obtained from the COMPANY (or derived from information obtained from the COMPANY) under this clause that includes COMPANY attributional/proprietary information, including such information submitted in accordance with Article 17.2. To the maximum extent practicable, the COMPANY shall identify and mark attributional/proprietary information. In making an authorized release of such information, the Government will implement appropriate procedures to minimize the COMPANY attributional/proprietary information that is included in such authorized release, seeking to include only that information that is necessary for the authorized purpose(s) for which the information is being released.

17.8. Use and release of COMPANY attributional/proprietary information not created by or for DoD

Information that is obtained from the COMPANY (or derived from information obtained from the COMPANY) under this clause that is not created by or for the Government is authorized to be released outside of Government-

1. To entities with missions that may be affected by such information;

2. To entities that may be called upon to assist in the diagnosis, detection, or mitigation of cyber incidents;

3. To Government entities that conduct counterintelligence or law enforcement investigations;

4. For national security purposes, including cyber situational awareness and defense purposes (including with Defense Industrial Base (DIB) participants in the program at 32 CFR part 236).

17.9. Use and release of COMPANY attributional/proprietary information created by or for DoD

Information that is obtained from the COMPANY (or derived from information obtained from the COMPANY) under this Article that is created by or for the Government (including the information submitted pursuant to Article 17.2) is authorized to be used and released outside of the Government for purposes and activities authorized by Article 17.8 , and for any other lawful Government purpose or

[redacted]

activity, subject to all applicable statutory, regulatory, and policy based restrictions on the Government's use and release of such information.

17.10. Other safeguarding or reporting requirements. The safeguarding and cyber incident reporting required by this clause in no way abrogates the COMPANY's responsibility for other safeguarding or cyber incident reporting pertaining to its unclassified information systems as required by other applicable clauses of this contract, or as a result of other applicable U.S. Government statutory or regulatory requirements.

17.11. Lower Tier Agreements. The COMPANY shall include this Article, suitably modified to identify the Parties, in all subcontracts or lower tier agreements entered into solely in connection with this Agreement.

ARTICLE 18: STATUTORY AUTHORITY

This Agreement is not a Federal procurement contract, grant or cooperative agreement. Nothing in this Agreement or its attachments will be construed as incorporating by reference or implication any provision of Federal acquisition law or regulation not specifically mentioned in this Agreement. This Agreement is subject to the compliance requirements of Title VI of the Civil Rights Act of 1964 as amended (42 U.S.C. § 2000d) relating to nondiscrimination in Federally assisted programs. The COMPANY has signed an Assurance of Compliance with the nondiscriminatory provisions of the Act. Additionally, this Agreement is subject to the Trafficking Victims Protection Act of 2000, as amended (22 U.S.C. chapter 78), Executive Order 13627, Strengthening Protections Against Trafficking in Persons in Federal Contracts, the international Traffic in Arms Regulations (22 C.F.R. Part 120, et seq.), the National Industrial Security Program Operating Manual (NISPOM) (DoD 5220.22-M), the Department of Commerce's Export Administration Regulations (15 C.F.R. Part 730, et seq.), and the Federal Property and Administrative Services Act (40 U.S.C. chapter 5), to the extent applicable to the activities to be conducted under this Agreement. In addition, the Procurement integrity Act (41 U.S.C. §2101-2107) shall apply to this Agreement.

ARTICLE 19: INDEMNITY

19.1. The COMPANY shall defend, indemnify and hold the Government harmless (including payment of all reasonable costs, attorneys' fees, settlements and damages) from any actions brought against Government to the extent that it is based on a claim that the Products or Documentation infringe any U.S. registered copyright of any third party, provided that: (i) the COMPANY is promptly notified in writing of the claim; (ii) the COMPANY has sole control of the investigation, preparation, defense, and/or settlement of such claim, and the Government does not settle such claim without the COMPANY's consent; and (iii) at the COMPANY's request and expense, Government provides reasonable assistance and information to the COMPANY. Nothing contained herein shall be deemed to contradict or contravene the authority of the Department of Justice as per 28 USC §516.

19.2. In the event of any such infringement claim, the COMPANY may at its sole option:

1. replace the infringing Products with functionally equivalent software;

2. modify such Products to render the same non- infringing, while retaining substantively equivalent functionality

[redacted]

3. procure for the Government a license to continue to use such Products under the terms of this Agreement; or

4. if the foregoing are not commercially reasonable, direct the Government to terminate use of such Products. If the COMPANY directs Government to terminate use of such Products (or a permanent injunction is issued against such use), the COMPANY shall refund any prepaid unearned fees as of the date of the termination.

19.3. Notwithstanding the foregoing, the COMPANY will have no liability with respect to any claim that arises from any such infringement claim to the extent that it results from: (i) use, operation, or combination of the Products or Documentation with programs, data, equipment, or materials not provided by the COMPANY if such infringement would have been avoided by the use of the Products or Documentation without such other programs, data, equipment, or materials; (ii) modifications to the Products made by a party other than COMPANY or its agents; (iii) data accessed or generated by the Products (including, without limitation Third Party Materials); (iv) the combination, operation or use of the Products with equipment, devices, data or software not provided or approved by COMPANY; (v) the Government's failure to use updated or modified versions of the Products provided by COMPANY to avoid a claim; (vi) COMPANY's compliance with any specifications or requirements provided by Government; or (vii) the Government's use of the Products other than in accordance with this Agreement.

19.4. This article specified the Government's sole and exclusive remedy and the COMPANY'S sole and exclusive obligation with respect to the infringement of intellectual property rights.

19.5. The Government shall not indemnify any entity. The Government agrees to pay for any loss, liability or expense, which arises out of or relates to the Government's acts or omissions with respect to its obligations hereunder, where a final determination of liability on the part of the Government is established by a court of law, or where settlement has been agreed to by the Government agency with, where appropriate, the coordination of the Department of Justice. This provision shall not be construed to limit the Government's rights, claims or defenses which arise as a matter of law or pursuant to any other provision of this Agreement

ARTICLE 20: ASSIGNMENT AND TRANSFER

Neither Party may assign, reassign, or transfer such Party's rights and obligations under this Agreement without the prior written consent of the other Party, provided that (1) the Government may delegate or transfer its administrative authority over this Agreement to a different Agreements Officer within the U.S. Department of Defense, and (2) nothing herein shall be construed to preclude Company from assigning proceeds under this Agreement in accordance with the Assignment of Claims Act. Any assignment, reassignment or transfer is subject to payment of then- current license and support fees, as applicable for the number of Applications required by such assignee or transferee

ARTICLE 21: FORCE MAJEURE

Neither Parties failure or omission in the performance of any obligation of this Agreement shall be deemed a breach of this Agreement or create any liability if the same shall arise from any cause or causes beyond the control of the Parties, including but not limited to, the following: acts of God; Acts or omissions of any Government; Any rules, regulations or orders issued by any Governmental authority or by any officer, department, and agency or instrumentality thereof; fire; storm; flood; earthquake; accident; war; rebellion;

insurrection; riot; and invasion and provided that such failure or omission resulting from one of the above causes is cured as soon as is practicable after the occurrence of one or more of the above mentioned cause.

ARTICLE 22: ORDER OF PRECEDENCE

In the event of any inconsistency between the terms and conditions of this Agreement and language set forth in the Attachments, the inconsistency shall be resolved by giving precedence in the following order: (1) The Agreement, and (2) all Attachments to the Agreement.

ARTICLE 23: MISCELLANEOUS

[redacted]

23.1. Entire Agreement. This Agreement constitutes the entire agreement of the Parties and supersedes all prior and contemporaneous agreements, understandings, negotiations, and discussions among the Parties, whether oral or written, with respect to the subject matter hereof.

23.2. Severability. To the extent permitted by applicable law, the parties hereby waive any provision of law that would render any clause of this Agreement invalid or otherwise unenforceable in any respect. If a provision of this Agreement is held to be invalid or otherwise unenforceable, such provision will be interpreted to fulfill its intended purpose to the maximum extent permitted by applicable law, and the remaining provisions of this Agreement will continue in full force and effect.

23.3. Headings. The headings appearing at the beginning of the sections contained in this Agreement have been inserted for identification and reference purposes only and shall not be used in the construction and interpretation of this Agreement.

23.4. Counterparts. This Agreement, or modifications thereto, may be executed in counterparts each of which shall be deemed as original, but all of which taken together shall constitute one and the same instrument.

ARTICLE 24: ENSURING ADEQUATE COVID-19 SAFETY PROTOCOLS FOR FEDERAL CONTRACTORS (DEVIATION 2021-O0009) (OCT 2021)

(a) *Definition*. As used in this clause –

United States or its outlying areas means—

(1) The fifty States;
(2) The District of Columbia;
(3) The commonwealths of Puerto Rico and the Northern Mariana Islands;
(4) The territories of American Samoa, Guam, and the United States Virgin Islands; and
(5) The minor outlying islands of Baker Island, Howland Island, Jarvis Island, Johnston Atoll, Kingman Reef, Midway Islands, Navassa Island, Palmyra Atoll, and Wake Atoll.

(b) *Authority*. This clause implements Executive Order 14042, Ensuring Adequate COVID Safety Protocols for Federal Contractors, dated September 9, 2021 (published in the *Federal Register* on September 14, 2021, 86 FR 50985).

(c) *Compliance*. The Contractor shall comply with all guidance, including guidance conveyed through Frequently Asked Questions, as amended during the performance of this contract, for contractor or subcontractor workplace locations published by the Safer Federal Workforce Task Force (Task Force Guidance) at *https:/www.saferfederalworkforce.gov/contractors/*.

(d) *Subcontracts*. The Contractor shall include the substance of this clause, including this paragraph (d), in subcontracts at any tier that exceed the simplified acquisition threshold, as defined in Federal Acquisition Regulation 2.101 on the date of subcontract award, and are for services, including construction, performed in whole or in part within the United States or its outlying areas.

ATTACHMENT 1: STATEMENT OF WORK

STATEMENT OF WORK

for

Autonomous EOD Maritime Response Vehicle

1.0 BACKGROUND:

[redacted]

Navy Explosive Ordnance Disposal (EOD) forces are manned, trained and equipped to neutralize or remove explosive hazards in the maritime and undersea environment to enable Naval and Joint force maneuver. The possible operational environments range from permissive to hostile. The physical environment also varies, including deep sea, littorals, very shallow water and surf zone, protected harbors and ports. Common to the disparate potential use cases is the requirement for highly mobile, rapidly deployable, highly reliable and sustainable solutions.

In contested operating environments, the presence of EOD operators in the operational area may present an unacceptable risk to force. In these circumstances the capability to conduct the full spectrum of EOD tasks using autonomous vehicles with a human-on-the-loop is desirable. To accomplish this, autonomous vehicles must be capable of detecting, localizing, navigating to, inspecting, identifying and – with human consent – neutralizing mine-like objects on the seafloor, in the water column, and at the water surface.

2.0 OBJECTIVE/SCOPE

The objective of this project is to develop a prototype autonomous EOD maritime response vehicle. To accomplish this, the Navy, in partnership with DIU, will retrofit the Navy's fielded Remotely Operated Vehicles (ROVs) with additional embedded hardware and software. Mature commercial technologies will be integrated onto the Navy's Mk 20 Mod 0, commercially marketed as the VideoRay Mission Specialist Series Defender.

The prototype will be evaluated on its ability to conduct the detect-to-engage spectrum of EOD tasks autonomously, the affordability of additional hardware components and software licenses, and interoperability with other Navy systems. The government will also consider the impact of data rights assertions.

Per this agreement, the program intends to procure prototype systems for government and fleet evaluation. The primary objective of this prototype phase is to integrate mature commercial off the shelf (COTS) technology onto fielded Navy ROVs to yield a new prototype system. To achieve this objective the program will evaluate the prototype system against the advertised government need, the manufacturer's advertised performance criteria, and the performance parameters outlined in section 4.0 of this agreement. The prototype system will be evaluated through a series of operationally relevant characterization and demonstration events to ensure effectiveness and suitability. These evaluations will be completed with various stakeholder Subject Matter Expert (SME) input, including fleet end-users.

3.0 APPLICABLE DOCUMENTS

- MIL-STD 810
- MIL-STD 461
- MIL-STD 129R
- Common Operator Interface Navy (COIN) Software Development Kit (SDK)
- Neptune/SOLAR SDK
- Mine Countermeasures Sensor Hierarchical Data Format (HDF) Specification
- VideoRay MSS Defender ICD

4.0 TECHNICAL REQUIREMENTS:

4.1 Task 1: Conduct Contract Kick-Off Meeting

4.1.1 The government shall host a virtual contract kick-off meeting with the contractor within 5 business days of contract award. The government shall provide a high-level overview of the *Task 4: Mine-Like Object Perception Demonstration* at the kickoff meeting.

4.1.2 The contractor shall provide a time-phased integrated master schedule (IMS) in an excel

[redacted]

spreadsheet at the kick-off meeting. The contractor shall assume that all subsequent priced optional milestones described below will be exercised within 14 days of completion of *Task 4: Mine-Like Object Perception Demonstration* event. In addition to the IMS, the contractor shall provide any subcontractor dependencies, "must-have" requirements, long lead time items and risk matrices.

4.1.3 The contractor shall ensure that subcontractors are represented at the kickoff meeting.

4.1.4 The contractor shall provide a list of personnel that will require access to the Government-owned Secure Unclassified Network (SUNet) environment no later than the Kick-Off Meeting. Every individual that requires access to SUNet will meet the following requirements: have completed the DoD Annual Cyber Awareness Challenge within the 6 months prior to contract award, sign the SUNet User Agreement, submit required personal information (country of citizenship, contact information etc) to the government point of contact.

4.1.5 The government shall furnish SUNet login credentials to all contractor personnel who correctly complete access requirements within 21 days of receipt.

4.1.6 This task will exit successfully upon end of the Kickoff meeting and delivery of the specified materials.

4.2 Task 2: Data Collection Event 1

4.2.1 The government shall furnish a Computer-Assisted Design (CAD) digital file of a mine-like object within 14 days of contract award which will be transmitted through SUNet.

4.2.2 The government shall host a 1 to 2 day data collection event for the contractor at the Naval Information Warfare Center - Pacific (NIWC-PAC) within 30 days of contract award.

4.2.3 The contractor shall participate in Data Collection Event 1 at NIWC-PAC. The contractor shall collect data at this event utilizing the combination of sensors (sonar and electro-optical [E-O]) that will be subsequently used to develop and train the object detection & tracking algorithm for *Task 4: Mine-Like Object Perception Demonstration*.

4.2.4 The contractor shall, at Data Collection Event 1, facilitate the collection of data for the government to use as a validation set in later testing. The contractor shall assist the government in gathering data using the contractor's sensors, and saving the collected data to a separate government furnished data storage device. This data shall not be retained by the contractor, or used - in whole or in part - in the training of the contractors object detection & tracking algorithm prior to *Task 4: Mine-Like Object Perception Demonstration.*

4.2.5 This task will exit successfully upon collection of data for contractor use and delivery of validation data to the Government.

4.3 Task 3: Data Collection Event 2

4.3.1 The government shall host a 1 to 2 day data collection event for the contractor at the NIWC-PAC no later than 30 days prior to the start of *Task 4: Mine-Like Object Perception Demonstration.*

4.3.2 The contractor shall participate in Data Collection Event 2 at NIWC-PAC. The contractor shall collect data at this event utilizing the combination of sensors (sonar and E-O) that will be subsequently used to develop and train the object detection & tracking algorithm for Task 4: Mine-Like Object Perception Demonstration.

[redacted]

4.3.3 The contractor shall, at Data Collection Event 2, facilitate the collection of data for the government to use as a validation set in later testing. The contractor shall assist the government in gathering data using the contractors sensors, and saving the collected data to a separate government furnished storage device. This data shall not be retained by the contractor, or used - in whole or in part - in the training of the contractors object detection & tracking algorithm prior to *Task 4: Mine-Like Object Perception Demonstration.*

4.3.4 This task will exit successfully upon collection of data for contractor use and delivery of validation data to the Government.

4.4 Task 4: Mine-Like Object Perception Demonstration

4.4.1 The contractor shall participate in an object perception demonstration at NIWC-PAC within 4 months of contract award. The object perception demonstration may include an in-simulation evaluation of object recognition algorithm performance and a live in-water demonstration of the perception subsystem. The perception system sensors are not required to be integrated onto a vehicle for the purposes of this demonstration, and may be manually controlled by an operator. Additionally, the object recognition algorithms are not required to run on embedded hardware for the purposes of this demonstration. The demonstration will evaluate the object detection & tracking algorithm based on the following criteria:

- **Distance from object at initial detection**
- [redacted]

In addition the government shall assess the perception system qualitatively based on characteristics such as accuracy and precision of distance to object estimates, form factor compatibility, size, weight and power usage (SWAP).

4.4.2 The contractor shall deliver a copy of the object detection & tracking algorithm not later than 5 days prior to the object detection demonstration. The object detection & tracking algorithm shall be delivered to the government in the Secure Unclassified Network (SUNet).

4.4.3 The contractor shall deliver a copy of the labeled training dataset (real and synthetic) used to train the object detection & tracking algorithm delivered under section 4.4.2. The dataset shall be delivered to the government in the Secure Unclassified Network (SUNet).

4.4.4 [Removed as of Modification 2]

4.4.5 This task will exit successfully upon completion of the demonstration event and delivery of the specified materials.

4.5 Task 5: Monthly Report

4.5.1 The contractor shall prepare monthly reports covering project tasks including build, delivery, testing, training, development, feedback, and recommendations. Reports will be submitted through the project folder on the Defense Intelligence Information Enterprise (https://www.di2e.net/). Report contents will be further refined between the government and the contractor over the period of performance.

4.5.2 The contractor shall provide a list of personnel that will require access to the project DI2E project folder no later than the Kick-Off Meeting

4.5.3 This task will exit successfully upon completion of the Task 4 demonstration event and delivery of the specified materials.

4.6 Task 6: Bi-Weekly Meeting

4.6.1 The contractor will host virtual bi-weekly update meetings with the government team. Topics will include status updates on build, delivery, testing, training, development, feedback, and recommendations. In addition any schedule deviations, changes to the status of long lead time items, significant changes to risk matrices, and other items with the potential to impact project success at the contractors discretion. Bi-weekly meeting agenda will be further refined between the government and the contractor over the period of performance.

4.6.2 This task will exit successfully upon completion of the Task 4 demonstration event and delivery of the specified materials.

4.7 Task 7: Preliminary Design Review (PDR)

4.7.1 The contractor shall host a PDR meeting within 30 days After Option Exercise (AOE) and submit supporting documentation no later than 48 hours prior to the PDR meeting.

4.7.2 The contractor shall include the following items in the PDR documentation: overall preliminary system description, overall block diagram and component specifications, preliminary CAD models for prototype vehicle, to include any planned new sensor integrations, preliminary SWaP estimates/budgets, preliminary interface control documentation (ICDs), preliminary software architecture and a list of long lead items with cost and dates required for procurement to support on-schedule delivery, risk matrices, dependencies and impacts.

4.7.3 The government shall review the PDR within 7 days and notify the contractor of approval or any deficiencies.

4.7.4 The contractor shall not proceed to later milestones without the express written direction of the Agreements Officer.

4.7.5 This task will exit successfully upon completion of the PDR meeting, delivery of specified materials, and delivered response government notice of approval or deficiencies.

4.7.6 The contractor shall deliver a report to the government no later than 5 days prior to the object detection demonstration. The report shall include:

- An analysis of the feasibility of deploying the demonstrated object recognition algorithm to embedded hardware aboard the Mk 20, Mod 0 (VideoRay MSS Defender ROV).
- The report should also detail any required hardware updates to the Mk 20, Mod 0 that the contractor views as necessary.
- An analysis of how the contractor would approach generating excerpts from the post-ATR processed sensor data that is optimized for transmission over bandwidth constrained communications links - specifically acoustic communications links.

4.8 Task 8: Critical Design Review (CDR)

4.8.1 The contractor shall host a CDR meeting within 90 days AOE and submit supporting documentation no later than 48 hours prior to the CDR meeting.

4.8.2 The contractor shall include the following items in the CDR documentation: overall final system description, overall block diagram and component specifications, final CAD models for prototype vehicle, to include any planned new sensor integrations, final SWaP estimates/budgets, interface control documentation (ICDs), software architecture and a status update on long lead items with cost and dates required for procurement to support on-schedule delivery, risk matrices, dependencies and impacts.

4.8.3 The government shall review the PDR within 7 days and notify the contractor of approval or any deficiencies.

4.8.4 The contractor shall not proceed to later milestones without the express written direction of the Agreements Officer.

4.8.5 This task will exit successfully upon completion of the PDR meeting, delivery of specified materials, and delivered response government notice of approval or deficiencies.

4.9 Task 9: Hardware-in-the-Loop Demonstration:

4.9.1 The contractor shall host a hardware-in-the-loop demonstration either virtually or at the contractor's location within 5 months AOE.

4.9.2 The contractor shall demonstrate the integration of the perception subsystem onto the vehicle, and demonstrate the ability of those algorithms to provide useful data to the autonomy subsystem. The object recognition algorithms are required to run on embedded hardware for the purposes of this demonstration.

4.9.3 The contractor may use their own proprietary simulation environments or an open-source simulation environment - such as Gazebo.

4.9.4 This task will exit successfully upon end of the demonstration event.

4.10 Task 10: 50% Prototype Build & Tethered Autonomy Demonstration

4.10.1 The contractor shall notify the government when the prototype vehicle reaches 50% completion, no later than 8 months AOE.

4.10.2 The contractor shall participate in a tethered autonomy demonstration at NIWC-PAC within 8 months AOE. The tethered autonomy demonstration will demonstrate the prototype's ability to navigate to a point, given coordinates, reacquire a known object type, based on autonomous perception systems, conduct an inspection of the object, identify the object and notify the operator of the result. The demonstration may include live in-water demonstration in both controlled clear and turbid water environments.

4.10.3 The contractor shall demonstrate the ability to maneuver and navigate autonomously, and safely relative to the object in controlled clear or turbid water environments. The autonomy and navigation subsystems are required to operate on embedded hardware. The operator may pass commands to the vehicle over a tethered connection for the purposes of this demonstration, but surface computing resources shall not be used by the vehicle.

4.10.4 The contractor shall demonstrate the integration of the perception subsystem onto the vehicle, and demonstrate the ability of the object detection & tracking algorithm to provide data to the autonomy subsystem. The object recognition algorithms are required to run on embedded hardware for the purposes of this demonstration.

4.10.5 This task will exit successfully upon end of the demonstration event.

[redacted]

4.11 Task 11: Prototype Completion & Untethered Autonomy Demonstration 1

4.11.1 The contractor shall deliver a complete prototype within 12 months AOE. The contractor shall demonstrate the integration of all subsystems onto the vehicle.

4.11.2 The contractor shall participate in an untethered autonomy demonstration at NIWC-PAC in controlled clear or turbid environments within 12 months AOE. The untethered autonomy demonstration will demonstrate the prototype's ability to navigate to a point, given coordinates, reacquire a known object type based on autonomous perception systems, and conduct an inspection of the object, identify the object and notify the operator of the result.

4.11.3 The government and contractor shall refine the parameters of this demonstration prior to award.

4.11.4 This task will exit successfully upon end of the demonstration event.

4.12 Task 12: Interface Control Documentation Delivery

4.12.1 The contractor shall deliver a comprehensive ICD for the prototype and its subsystems within 15 months AOE.

4.12.2 The contractor shall include as part of the ICD deliverable,

- Hardware:
  - Power required: Voltage level, amps, peak amps, nominal amps
  - Mounting: mounting hole patter and thread size
  - Weight in air
  - Weight in water
  - Depth rating
  - Connector types and connector pin outs

- Software:
  - CPU requirement, (MFLOPs)
  - Memory space for code execution
  - Hard disk space for binary
  - IP address
  - Data protocols
  - Data input requirement to include data format, and expected frequency
  - Data output to include data format, and output frequency
  - Hard disk space for output data
  - File format for output data

4.12.3 This task will exit successfully upon delivery of the ICD.

4.13 Task 13: Environmental Testing Support

4.13.1 The contractor shall provide environmental testing support to the government of up to 100 hours in order to support the hardening and ability of the prototype to work in various environments (warm/cold water, vibrations, etc). The contractor shall support the government by providing technical expertise in system operation, training, troubleshooting, debugging, and updating firmware to address critical issues that occur during testing.

4.13.2 This task will exit successfully upon complete utilization of the allocated hours, or completion of the test events whichever occurs first.

4.14 Task 14: Open Architecture Compliance Report Delivery

4.14.1 The contractor shall have a physical and operating architecture capable of hosting compatibility-designed third party software and or hardware payloads that can be reconfigured in the field.

4.14.2 The contractor shall provide a report within 15 months AOE, documenting compliance with the Navy's Unmanned Maritime Autonomy Architecture (UMAA). The report shall document any instances where existing UMAA interface control documentation does not exist or is insufficient, and the contractor's recommendation to remedy the deficiency.

4.14.3 This task will exit successfully upon delivery of the compliance report.

4.15 Task 15: Automated Target Recognition Library Expansion 1

4.15.1 The government will provide up to 4x physical mine-surrogates, mine-simulators, or mine-like object shapes, or digital representations thereof.

4.15.2 The contractor will collect, label and deliver labeled training datasets of the GFE-objects into SUNet, no later than 3 months AOE.

4.15.3 The contractor will upgrade the prototype's perception system to detect, classify and identify the mine-surrogates, mine-simulators, and or mine-like object shapes, in diverse environmental conditions, and diverse physical conditions.

4.15.4 This task exits upon delivery of both the training datasets and delivery of the updated perception subsystem software.

4.16 Task 16: Automated Target Recognition Library Expansion 2

4.16.1 The government will provide up to 4x physical mine-surrogates, mine-simulators, or mine-like object shapes, or digital representations thereof.

4.16.2 The contractor will collect, label and deliver labeled training datasets of the GFE-objects into SUNet, no later than 3 months AOE.

4.16.3 The contractor will upgrade the prototype's perception system to detect, classify and identify the mine-surrogates, mine-simulators, and or mine-like object shapes, in diverse environmental conditions, and diverse physical conditions.

4.16.4 This task exits upon delivery of both the training datasets and delivery of the updated perception subsystem software.

4.17 Task 17: Automated Target Recognition Library Expansion 3

4.17.1 The government will provide up to 4x physical mine-surrogates, mine-simulators, or mine-like object shapes, or digital representations thereof.

4.17.2 The contractor will collect, label and deliver labeled training datasets of the GFE-objects into SUNet, no later than 3 months AOE.

4.17.3 The contractor will upgrade the prototype's perception system to detect, classify and identify the mine-surrogates, mine-simulators, and or mine-like object shapes, in diverse environmental conditions, and diverse physical conditions.

[redacted]

[redacted] This task exits upon delivery of both the training datasets and delivery of the updated perception subsystem software.

4.18 Task 18: Payload Delivery Behavior Integration & Untethered Autonomy Demonstration 2

4.18.1 The contractor shall deliver an incremental software and hardware upgrade to the vehicle which enables autonomous delivery of government-furnished render safe/neutralization payload. The prototype is not required to affix the payload directly to the target.

4.18.2 The contractor shall demonstrate the ability to deliver the payload within specified standoff of the target. The prototype is not required to affix the payload directly to the target.

4.18.3 The government and contractor shall refine the parameters of this demonstration, including the timeline for execution, and negotiate cost prior to award.

4.18.4 This task will exit successfully upon end of the demonstration event.

4.19 Task 19: Integrate Alternate Sensor Payload 1

4.19.1 The government shall provide as GFE, or contractor may provide, an alternate Electro-Optical (E-O) sensor, or combination E-O & acoustic sensor payload for the prototype.

4.19.2 The contractor shall fully integrate the E-O sensor, or combination E-O/acoustic sensor, into the prototype to demonstrate the modularity of the system architecture.

4.19.3 The contractor and government shall negotiate the schedule and cost of additional sensor payload integration prior to award of this option.

4.19.4 The exit criteria for this task will be negotiated prior to award of this option.

4.20 Task 20: Integrate Alternate Sensor Payload 2

4.20.1 The government shall provide as GFE, or contractor may provide, an alternate Electro-Optical (E-O) sensor, or combination E-O & acoustic sensor payload for the prototype.

4.20.2 The contractor shall fully integrate the E-O sensor, or combination E-O/acoustic sensor, into the prototype to demonstrate the modularity of the system architecture.

4.20.3 The contractor and government shall negotiate the schedule and cost of additional sensor payload integration prior to award of this option.

4.20.4 The exit criteria for this task will be negotiated prior to award of this option.

4.21 Task 21: Integrate Alternate Sensor Payload 3

4.21.1 The government shall provide as GFE, or contractor may provide, an alternate Electro-Optical (E-O) sensor, or combination E-O & acoustic sensor payload for the prototype.

4.21.2 The contractor shall fully integrate the E-O sensor, or combination E-O/acoustic sensor, into the prototype to demonstrate the modularity of the system architecture.

4.21.3 The contractor and government shall negotiate the schedule and cost of additional sensor payload integration prior to award of this option.

4.21.4 The exit criteria for this task will be negotiated prior to award of this option.

4.22 Task 22: Integrate Alternate Communications Payload

4.22.1 The government shall provide as GFE, or contractor may provide, an alternate communications payload for the prototype.

4.22.2 The contractor shall fully integrate the communications payload into the prototype to demonstrate the modularity of the system architecture.

4.22.3 The contractor and government shall negotiate the schedule and cost of additional communications payload integration prior to award of this option.

4.22.4 The exit criteria for this task will be negotiated prior to award of this option.

4.23 Task 23: Engineering Services 1

4.23.1 The contractor shall provide engineering service support to the government of up to 100 hours in order to support and participate in cyber testing, supply chain analysis, operational testing and failure analysis/correction, if required by the government. The contractor shall support the government by providing technical expertise in system operation, training, troubleshooting, debugging, and updating firmware to address critical issues that occur during testing.

4.23.2 The contractor shall prepare and submit a report summarizing test results, root cause analysis of any system failures during testing, and recommendations for future system improvements.

4.23.3 The contractor and government shall negotiate the cost of engineering services support prior to award of this option.

4.23.4 This task will exit successfully upon complete utilization of the allocated hours.

4.24 Task 24: Engineering Services 2

4.24.1 The contractor shall provide engineering service support to the government of up to 100 hours in order to support and participate in cyber testing, supply chain analysis, operational testing and failure analysis/correction if required by the government. The contractor shall support the government by providing technical expertise in system operation, training, troubleshooting, debugging, and updating firmware to address critical issues that occur during testing.

4.24.2 The contractor shall prepare and submit a report summarizing test results, root cause analysis of any system failures during testing, and recommendations for future system improvements.

4.24.3 The contractor and government shall negotiate the cost of engineering services support prior to award of this option.

4.24.4 This task will exit successfully upon complete utilization of the allocated hours.

4.25 Task 25: Engineering Services 3

4.25.1 The contractor shall provide engineering service support to the government of up to 100 hours in order to support and participate in cyber testing, supply chain analysis, operational testing and failure analysis/correction if required by the government. The contractor shall support the

government by providing technical expertise in system operation, training, troubleshooting, debugging, and updating firmware to address critical issues that occur during testing.

4.25.2 The contractor shall prepare and submit a report summarizing test results, root cause analysis of any system failures during testing, and recommendations for future system improvements.

4.25.3 The contractor and government shall negotiate the cost of engineering services support prior to award of this option.

4.25.4 This task will exit successfully upon complete utilization of the allocated hours.

4.26 Task 26: Delivery of two (2) Prototypes

4.26.1 The contractor shall order long lead items and third party products within ten (10) days of initial receipt of funds.

4.26.2 The contractor shall notify the government when the order is placed.

4.26.3 The contractor shall notify the government when vehicle construction/assembly commences, is 50% complete, and when fully assembled and ready for contractor quality assurance testing.

4.26.4 The contractor shall perform a pressure chamber depth rating test of fully assembled contractor prototype and provide the government with written documentation of the test.

4.26.5 The contractor shall deliver to the government the two (2) prototypes which shall include all completed improvements/upgrades (if funded, and as described in Section 4 of this document) if completed before the initial receipt of funds, and all ancillary support equipment.

4.26.6 The contractor and government shall negotiate the schedule and cost for prototype delivery prior to award of this option.

4.26.7 This task will exit successfully upon government acceptance of the two prototypes.

4.27 Task 27: Conduct Government Operator Training

4.27.1 The contractor shall provide a 2-day operator training course followed by a 1-day maintainer course to designated government employees, at a location of the government's choosing. Course size not to exceed six (6) students.

4.27.2 The government shall provide feedback on the training following delivery of the course.

4.27.3 The contractor and government shall negotiate the schedule and cost for Operator Training prior to award of this option.

4.27.4 This task will exit successfully upon the end of the 2 day operator training course and the 1 day maintainer course.

5.0 TECHNICAL APPROACH

5.1 Background

The desire to remove human capital from harm's way in complex and dangerous maritime mine countermeasure missions (MCMs) has been a goal of the US Navy for years, and robotic assets are playing a central role in achieving this goal. However, current subsea robotics technology limits the extent and

degree in which these assets can be effectively utilized. The state-of-the-art software and hardware in small unmanned systems has created fault intolerant control systems and platforms which rely on significant operator input for any 'autonomous' actions in unstructured environments. Manipulation of objects subsea is inherently difficult using the current 'state-of-the-art' technology because the relative interaction dynamics between the vehicle and the desired object are not appropriately compensated for in the software and hardware stack. Due to this, current implementations of MCM location and neutralization technology on small unmanned systems still rely heavily on high bandwidth data links between vehicles and topside vessels in proximity, unnecessarily exposing the warfighter to danger.

As operators are required in the current technological paradigm, so are vessels. Vessels currently remain essential because of their utility in the long-range transport, deployment, and retrieval of the subsea robotic assets at the target site and more importantly, supporting the tether that enables high-bandwidth communications and power to the vehicle. Presently, no technological solutions exist within the Navy that enables the performance of complex subsea robotic manipulation and intervention tasks without the necessity of a topside vessel nearby. This technological gap will continue to unnecessarily subject warfighters to dangerous conditions while operating subsea assets due to the constraints of the robot and associated umbilical. This proposal provides a novel, but COTS, implementation of Houston Mechatronics' (HMI) core software stack, Nautilus, and pairs the software and autonomous architecture with the present Navy's Mk 20 Mod 0 Remotely Operated Vehicle (ROV) platform. This pairing enables complex runtime autonomous behaviors and the inclusion of perception hardware on a small platform. When implemented fully, we believe that the MK20 Mod 0 will have the capability to detect and classify targets of interest, navigate to them and around them, and place an object on them – all autonomously – and without a tether.

5.1.1 Prior work

HMI has developed the Nautilus software platform over the past 5 years. In that time Nautilus has grown from a mission management and control architecture to a comprehensive software package for mission simulation, mission management, communication management, perception processing and enablement, reporting, and vehicle actuation. Nautilus enables subsea vehicles to perform inspection and intervention tasks within a sliding scale of autonomy. Comprised of the following components listed in Figure 1. The Nautilus stack permits tether-less operational paradigms, effectively removing the need for an immediate surface expression over or near the area of operations. With Nautilus, Operators can deploy the vehicle at an initial safe standoff distance (ISSD) and transit to the minimum safe standoff distance (MSSD) to execute identification and neutralization missions. The vehicle carries out mission directives through user defined behaviors and has the capacity to react to dynamic and unstructured environmental conditions. Each component of Nautilus communicates through UMAA compliant message descriptions, enabling integration onto existing platforms and interaction with other existing tools that adhere to the standard

Commander is the primary user interface of Nautilus. Operators interact with Commander in order to view data from a platform, approve or disapprove of semi-autonomous actions, and take direct control of a platform. Commander may be used on platforms that do, and do not, have the ability to manipulate the environment. As shown in Figure 2, Commander's interface provides both mission planning, feedback, and management capability to operators. Commander loads synthetic objects in a 'digital twin' style as well as mission data in world coordinates.

Helmsman is the on-vehicle deployment of the Nautilus package which handles platform actuation, safety management, and platform control. Helmsman takes input from other components of Nautilus and determines how to translate that into safe actions for the platform. For example, if a user commands a vehicle to move 5 m to the east, Commander will send this command to a vehicle. Helmsman, running on the vehicle, will then translate and coordinate all actuation required to achieve the goal sent from Commander.

Wayfinder is the perception-oriented component of Nautilus. Wayfinder takes in sensor data and generates world modeling from the sensor data. Wayfinder supports 2-D and 3-D sensors like stereo optics and sonars. In order to support new sensors, the HMI team writes drivers for those sensors.

Wavelink is the communications component of Nautilus. HMI does not believe that subsea communications should be tied to a master/slave pair as they have for over three decades. Wavelink allows meshed Delay Tolerant Networking between a vehicle and an operator. Wavelink allows vehicles to seamlessly communicate with any topside infrastructure which is also powered by WaveLink communications.

[redacted]

Loggerhead is the low-level logging, payload data collection, processing, and report generation component of the Nautilus software architecture. Loggerhead was originally a critical tool used by HMI roboticists for actuator development as it allowed playback of any timeseries data collected by a robotic system. Now, as part of Nautilus, this low-level functionality has been paired with higher level data collection and processing capabilities to bridge the gap between raw and processed data. Autonomous mission planning, execution, and management in Nautilus utilizes behavior trees for complex fault tolerance. Originally found in game theory, behavior trees enable a fallback-style mission planning and execution. As shown in Figure 3, a behavior tree is a modular architecture for task execution. Complex subtasks can be represented as their own nested behavior tree. In this architecture, a tick source is set up and analyzes the state of all actions in the tree. If an action produces 'Success' the tree will progress to the next node. If an action produces a 'Fail', then the tree reverts to the previous node.

Behavior trees are runtime compiled and are as fault tolerant as users may make them. Therefore, this style of mission planning and execution is significantly more flexible than commonly deployed subsea software architectures.

An example which illustrates this is presented below. In our previous work Nautilus was deployed to execute a supervised autonomous task that localized and interacted with moored mines. The Nautilus component WayFinder was trained to detect hertz cone moored mines and generate pose estimates in the world frame in which Aquanaut, HMI's autonomous subsea robotic platform, could manipulate a tool to neutralize the threat. If Aquanaut failed an action the robot autonomously attempted the action again until an operator intervened.

In Figure 4 and 5, a simulated, inert moored mine was placed in the test area to act as the target of interaction. At a data rate of less than 3kbit/s, an operator commanded the vehicle to approach the mine and maintain position in order to attach a simulated disruptor charge placed on the mine in a user specified location. The experiment was executed 25 times to demonstrate the ability to dynamically replan to the same desired location even when the environment changed between each attempt.

In other work, HMI has also demonstrated completely autonomous and far more advanced subsea manipulation activities. In phase 1 of DARPA's Angler program, custom behaviors were executed within Nautilus component Commander to enable Aquanaut to detect and classify an object within a designated circular error probable (CEP) distance, retrieve an electrical cable and connector typically found in subsea oilfield fields, transited to a separate location where it identified the receptacle, and ultimately inserted the lead into its designated location.

Prior to the generation of this proposal HMI inserted the MK20 Mod 0 vehicle into our simulation environment. We modeled collection and processing of data via the optical sensor proposed for this project as well as autonomous control of the platform (Figure 6)

During this simulation, the Nautilus software was able to register the mine based on simulated point cloud data, direct the vehicle to the mine, and direct the vehicle to orbit the mine.

Figure 6. A MK20 Mod 0 platform shown in commander. Behaviors are located on the right for '1-button' click, and scene controls are on the left.

5.2 Objectives

The successful completion of this program will result in sensor package and software capabilities implemented on the MK20 Mod 0 that enable the vehicle to autonomously detect, navigate to, communicate with an operator, and neutralize the threat using various tools provided to the vehicle.

To satisfy DIU requirements in the base scope of work, HMI will first implement a robust sensing and detection capability through Wayfinder. Helmsman will be installed on a VideoRay Defender and will serve as the vehicle controller. Commander will be utilized as a User Interface and as a platform which deploys autonomous behaviors to the vehicle. HMI's proprietary machine learning pipeline, Hypnos, will be used to do data capture, annotate, generate models, and version control over deployed models.

In Option 1 of this scope of work HMI will deploy additional components of Nautilus to achieve greater vehicle autonomy. Specifically, Wavelink will be deployed with Subnero hardware to enable acoustic communication.

In Option 2 of this scope of work HMI will extend the platform to capture different payloads and models.

5.2.1 Base Scope of Work [SOW 4.1 - 4.4]

[redacted]

Before navigating to and neutralizing a mine, the vehicle must first classify the mine and localize it in relation to its current position. To date, this has typically been accomplished by torpedo shaped AUVs, incapable of station keeping and interacting with the environment. This has led to a collaborative approach between AUVs and human-operated, tethered ROVs. By enabling platforms like the MK20 Mod 0 with the appropriate sensing, autonomy, communications, and energy storage to accomplish autonomous work, human operators will be afforded a larger operational standoff distance. The vehicles currently fielded within the MESR program do not contain the compute platforms, nor the energy systems, necessary for untethered operation capabilities. In order to accomplish the base scope of work goals, HMI intends to integrate a perception package that will be capable of locating Targets-of-Interest (TOI) at various distances and turbidity conditions and generate models of specified customer objects to be executed in WayFinder. Existing offboard computer and power systems will be utilized as requested and specified in the SOW. Specifically, WayFinder will be deployed to detect and classify mine-like objects of known characteristics and determine both the distance and direction of those objects relative to the vehicle.

The ultimate objective of Phase I is to deploy a sensing solution capable of detecting mine-like objects utilizing the data collection events (SOW 4.2, 4.3), HMI will capture data in various positions and orientations in relation to the mine-like object to best inform the sensor kinematics to best perceive the environment and generate meaningful data for analysis. Additionally, the selected optical and sonar sensors will be characterized regarding distance capabilities, acoustic signature, lighting requirements, and abilities to operate in varying turbidity. The data sets generated during the initial collection events will serve as the starting point for model creation to be used by WayFinder. Follow on collection events will be used to further advance the models that are classifying the objects. This will be done by evaluating the models and identifying features that were not detected and added to the training pipeline.

Following successful completion of the data collection events and model creation, HMI will execute a demonstration using the perception system, running WayFinder on a topside compute solution. The ability to track the TOIs will be assessed quantitively using provided metrics (SOW 4.4), and the perception system will be assessed using qualitative metrics of accuracy and precision to target, form factor, and SWaP.

5.2.2 Option 1 – Untethered Autonomy Objectives [SOW 4.7-4.17]

Once a robust perception system and detection framework have been established, the data will be used to facilitate the autonomous transit of the vehicle to complete further inspection of the object in this option period. In order to achieve semi-autonomous capabilities on the MK20 Mod 0, the full Nautilus software platform will be configured for deployment on the vehicle. Initial efforts will begin with configuring Helmsman to control the vehicle and expose the underlying access to the vehicle through a Hardware Abstraction Layer (HAL). Once exposed, existing control inputs through the operator console will be available; however, a feature rich control interface will be exposed for interaction with Commander. In parallel to the controller implementation, behaviors will be created for execution on the vehicle to replicate standard tactics, techniques, and procedures (TTPs) employed by operators. These behaviors are both event-driven and reactive to ensure a robust response to disturbances and unknowns in the environment.

To achieve true tether-less operation, an incremental approach to autonomy is undertaken. The current MK20 Mod 0 system does not contain compute or energy storage on board. As to not hinder progress towards the autonomy solution, a tethered demonstration will allow for validation of software capabilities without hardware restricting progress. Parallel to the software effort, a hardware effort to implement sufficient compute and energy will be realized on the vehicle.

Once the functionality of the autonomy framework has been validated and the vehicle upgrades are realized, fully autonomous tether-less operation can be accomplished. The objective of this demonstration will showcase the ability to fulfill the requirements provided [SOW 4.11.2]. HMI will deliver one (1) complete prototype vehicle to the Government at the conclusion of the demonstration.

5.2.3 Option 2 – Payload Delivery Objectives [SOW 4.18 - 4.27]

Neutralization and sensing payloads can vary greatly just as the threats the vehicle might encounter may vary. For this reason, it is imperative that the vehicle and supporting software can be easily adaptable to exchange payloads given the requirements of the operators. This option period will focus on the electromechanical interfaces of the vehicle, and the autonomy software that knows how to deploy the payload through actuation or making use of the sensed data.

[redacted]

Neutralization of a mine-like object requires the vehicle to reason what has been found, and more importantly, the appropriate steps for that specific item. Utilizing the identification libraries established through the program, behaviors will be created to utilize the provided neutralization device. This will include approach strategies, minimum stand-off distances, placement requirements, and actuations once commanded.

The vehicle can only neutralize what it can perceive in the environment. In order to expand the ability of the vehicle to detect and classify TOIs, provided sensors will be integrated onto the vehicle. This will consist of ensuring compatible electromechanical interfaces and drivers for sensors that expose data into WayFinder.

Upon successful demonstration of payload deployment and additional sensor integration, HMI will deliver 2 fully operational prototypes. These prototypes will have been upgraded with VideoRay's advancements in thruster performance, communications backbone throughput, energy storage solution and on-board compute. HMI will install the additional WaveLink communications capabilities and all developed Nautilus components realized during the program.

5.3.0 Approach

HMI will utilize its Nautilus software platform configured to operate on the MK20 Mod 0 vehicle. This will consist of first implementing WayFinder to detect and classify TOIs and localize them in reference to the sensor frame. Once the perception system has been established and validated, Helmsman will be deployed to the vehicle to expose telemetry and system controls to Commander and WayFinder for autonomous operation. With WayFinder and Helmsman deployed on the MK20 Mod 0, autonomous behaviors will be created in Commander to navigate to and interrogate TOI. The remaining effort will be implementing WaveLink to communicate with the vehicle after deployment. This acoustic communication link will serve as the link between the operator and vehicle for tasks that must be verified by a human-in-the-loop before action is executed by the vehicle.

5.3.1 Mine-Like Object Perception (Base Scope)

The initial effort in the Base Scope of work will be the data collection of mine-like objects provided by the customer [SOW 4.2, 4.3]. Once this data is collected and initial models are created, HMI will then implement these models within WayFinder and will focus on performance considerations for future on-hardware development.

Initial model creation can suffer from 2 different fitting issues: underfitting and overfitting. Underfitting occurs when the model for classification is too simple and cannot identify the underlying trend of the training sets. Overfitting occurs when the model for classification has been trained with a substantial volume of data where the algorithm begins to consider the noise and inaccuracies in the training sets as valid data. These two fitting issues are well understood by HMI and procedures have been established to follow when collecting initial training sets. These procedures consist of varying the angles of observation, creating skewed and partial measurements, and ensuring that enough variety of representations exist in both the training and test data sets. With this abundance of data, fitting issues will be minimized by ensuring variety in observations and providing adequate training and testing data sets.

Once high-quality data is collected for training, the data will be processed in Hypnos. In the Hypnos pipeline, data sets are labeled, and parameters of a convolutional neural network (CNN) are specified. Additionally, synthetic data is generated from CAD models provided of the objects of interest. This synthetic data is then programmatically altered to create a rich data set for training and testing of the generated model.

Once the processing pipeline is established and vetted, HMI will validate the algorithms and record initial fit metrics. This will take place in both pool and open water locations to ensure that no one modality is biased in the development process.

Evaluation of the models generated during the initial data collection event will inform the optimal arrangement of the sensors. At follow on data collection events, HMI will mount a Numurus 3DX-C Smart Sensor and a Blueprint Subsea Oculus 750D on a VideoRay Defender vehicle for baselining the accuracy of the models. Mounting the sensors on a vehicle allows for evaluation of the robustness of the model's ability to detect objects with motion experienced in deployment. During the data collection period, the existing models will be executed to determine their accuracy and further characterize the performance of the

[redacted]

algorithm against the metrics of evaluation provided in SOW 4.4.1. Evaluating the performance of the current models, false positives and missed detections will further refine features of detection and update the training sets accordingly.

As stated earlier, the ultimate objective of Phase I is to deploy WayFinder with the ability to detect and classify mine-like objects of known characteristics and determine both the distance and direction relative to the vehicle. The class, distance, and direction will be published to a data bus that complies with UMAA standards. As in the previous data collection event, HMI's demonstration will be executed with the sensors mounted on a surrogate vehicle. The operator will be provided a user interface that displays the sensed data, detection results, and pose estimation of objects of interest. Additionally, all pub/sub and services for the detected objects will be available for HMI's autonomy framework.

5.3.2 Untethered Autonomy (Option 1)

In order to achieve untethered autonomy, two distinct efforts must be undertaken: (1) implement a control system and autonomy framework that compensates for disturbances and uncertainties in the environment without the immediate intervention of an operator, and (2) implement a compute and energy solution onboard the MK20 Mod 0 that can enable transit and processing all sensor, control, and autonomy data.

5.3.2.1 Helmsman, Commander, and WaveLink

The typical approach taken with designing a controller for an AUV/ROV is to use a Proportional-Integral-Derivative (PID) feedback controller. For many situations a well-tuned PID controller can work sufficiently; however, the presence of the integral gain in the PID controller can be problematic when interacting with the environment or using payloads that constrain the vehicle's motion.

In the case of a vehicle equipped with a manipulator or payloads that constrain movement, the integral term of a PID may cause propulsor saturation because the propulsors are unable to move the anchored system. There are heuristics for handling integrator saturation, each of which add complexity to the tuning and have their own technical drawbacks. Integrators can be slow since it takes time for error to build up enough to result in vehicle motion. Alternative control methods, such as Model Predictive Control (MPC), do not rely on traditional feedback terms and, thus, are not susceptible to the problems associated with integral control. This is precisely why Helmsman employs an MPC for control.

Helmsman is largely agnostic to the underlying hardware platform both in theory and implementation. However, it does rely on reasonably known kinematic and dynamic models that, by definition, are specific to the vehicle and payload. HMI has completed initial estimation of the model parameters in simulation of the specified vehicle and will continue to refine the system throughout the course of this program. These initial parameters will be verified on hardware during the base scope of work. For Helmsman to be realized on hardware, a hardware abstraction layer (HAL) will be created for the existing MK20 Mod 0 system to access the propulsors and this layer will be exposed through Helmsman. Once integrated into Helmsman, these systems will be made available through UMAA compliant messages. This will ensure that, not only can the autonomy framework control the vehicle, but the existing operator interface is left unchanged. Once fully realized, all actuation (manipulation, propulsors, and payloads) will be available for use within behaviors implemented within Commander. Upon migration to a vehicle, additional work will be necessary for WayFinder to operate properly with the onboard hardware sensing package. An additional HAL will be created to access the sensors on board and to pass along state estimation data to WayFinder for world model generation. Once incorporated into WayFinder, this sensor data will be published on the data bus in UMAA compliant message format.

In order accomplish the requirements of this option phase, behaviors will be created in Commander to accomplish desired functionality specified in SOW 4.11. The vehicle will be capable of executing search and survey patterns in specified areas, detect and classify TOIs, conduct in close inspection and validation of identification, and communicate its findings with an operator over an acoustic commination's link.

Even with autonomy on board the vehicle, conditions exist where an operator is still desired to be involved in the outcome of an action or in order to validate data. In the absence of a tether, acoustic modems are utilized to establish a communications link which enables operator input. Acoustic modems are limited in throughput, typically transmitting data at speeds of 3kbps or slower. To compensate for that, Nautilus ensures that minimal amount of data needs to be exchanged to communicate, encapsulating the complexity of actions on board the vehicle and by utilizing existing libraries of TOIs. WaveLink will be implemented on board the MK20 Mod 0 in order to exchange data between operators and vehicle.

[redacted]

5.3.2.2 MK20 Mod 0 Vehicle Modifications
In order to facilitate tether-less operations of the MK20 Mod 0, several hardware upgrades to the platform will be accomplished through the option period. The two primary tasks are to install a battery module (both NiMH and Li-Ion varieties) and migrate the compute capabilities to a module onboard the vehicle. The implementation of these two capabilities, along with a Nautilus implementation, will result in a vehicle capable of operating tether-less.
VideoRay's NiMH solution is currently in testing and is moving to production. This capability will provide the vehicle with endurance of 1-3 hours and charge times of 4 hours. The Lithium-Ion variants are in the final stages of design and are being prepared for testing. HMI proposes that this program is used to accelerate the timeline of testing for certification in order realize the additional energy performance and capacity that can be gained over the available NiMH offering. The Lithium-Ion solution will provide 1.3-4 hours with charge times of only 2 hours. Expediting the certification of the Lithium-Ion batteries will ultimately increase the vehicle's available power and battery life expectancy over the NiMH offering.
The current MK20 Mod 0 relies on a topside control station for all computation. For autonomy to be enabled for the system, a compute solution must be implemented. VideoRay will deliver a compute solution that is comprised of a Nvidia Xavier NX and upgraded networking capabilities, enhancing the network speed of 100mb/s to 1Gb/s. The Xavier is a System-on-Chip (SOC) that couples a GPU capable of 21TOPS to process the machine learning components of WayFinder and 6 Caramel ARM CPUs to execute the rest of the Nautilus software suite. In addition to the autonomy software, the compute module will execute system health and power system monitoring. These monitors will be advertised on the data bus in UMAA compliant messages.

5.3.3 Payload and Prototype Delivery (Option 2)
Incorporation of payloads are addressed through systematic approach of power, data, establishing a Helmsman compatible HAL, and finally behavior creation. With the flexibility of Helmsman to easily integrate new actuators and subsequent behaviors simple incremental advancements can be realized without software rework. HMI will establish a workflow with the customer to validate the new capabilities through validation in both simulation and real-world testing. HMI proposes that each evolution shall not exceed 3 months.
Upon successful completion of the previous option period, HMI and VideoRay will deliver 2 fully capable systems that can execute all behaviors and incorporate all payloads required throughout the program.
HMI develops all software and robotic autonomous behaviors with the ability to be executed in simulation. This has resulted in a framework that allows both developers and operators to validate software in a way that truly obfuscates the knowledge if a physical system is being controlled or a simulated one. This same simulation framework will be delivered as a training tool for operators, in addition to the in-person training they will receive by our operators. Training

5.3.3 IP Assertions -See Attachment 4, Data Assertions List within the resultant Agreement.

6.0 Deliverable Schedule:

Paragraph Reference	Deliverable	Frequency	Due Date	Delivery Method
4.1.2	Integrated Master Schedule (IMS)	Once	Kickoff Meeting	Electronic
4.1.4	SUNet Access Roster	Once	Kickoff Meeting	Electronic
4.4.2	Object Detection & Tracking Algorithm	Once	NLT 5 Days Prior to Object Perception Demonstration	Electronic via SUNet
4.4.3	Labeled Object Perception Training Dataset	Once	NLT 5 Days Prior to Object Perception Demonstration	Electronic via SUNet
4.5.1	Monthly Report	Monthly	Monthly	Electronic via DI2E
4.7.1	PDR	Once	28 Days AOE	Electronic via DI2E
4.7.6	Object Perception Report	Once	At PDR	Electronic via SUNet
4.8.1	CDR	Once	88 Days AOE	Electronic via DI2E
4.11.1	Complete Prototype Vehicle	Once	12 Months AOE	Physical to NIWC-PAC
4.12.1	Interface Control	Once	15 Months AOE	Electronic via DI2E

[redacted]

	Documentation			
4.14.2	UMMA Compliance Report	Once	15 Months AOE	Electronic via DI2E
4.15.2	ATR Expansion 1 – Labeled Dataset	Once	3 Months AOE	Electronic via SUNet
4.16.2	ATR Expansion 2 – Labeled Dataset	Once	3 Months AOE	Electronic via SUNet
4.17.2	ATR Expansion 3 – Labeled Dataset	Once	3 Months AOE	Electronic via SUNet
4.18.1	Neutralization Payload Spiral Upgrades	Once	TBD	Physical to NIWC-PAC
4.26.5	Two (2) Prototypes Delivery	Once	TBD	Physical to NIWC-PAC
4.27.1	Operator & Maintainer Training	Once	TBD	Physical to NIWC-PAC

7.0 MILESTONE SCHEDULE

Milestone	Task Number	Milestone Description
1	4.1	Kick-off Meeting
2	4.2	Data Collection Event 1
3	4.3	Data Collection Event 2
4	4.4	Object Perception Demonstration
5	4.5	Monthly Reporting
6	4.6	Bi-Weekly Update Calls
7	4.7	Preliminary Design Review
8	4.8	Critical Design Review
9	4.9	Hardware-in-the-Loop Demonstration
10	4.10	Tethered Autonomy Demonstration
11	4.11	Untethered Autonomy Demonstration 1
12	4.12	Interface Control Document Delivery
13	4.13	Environmental Testing Support
14	4.14	UMMA Compliance Report Delivery
15	4.15	ATR Expansion 1
16	4.16	ATR Expansion 2
17	4.17	ATR Expansion 3
18	4.18	Untethered Demonstration 2
19	4.19	Sensor Payload Integration 1
20	4.20	Sensor Payload Integration 2
21	4.21	Sensor Payload Integration 3
22	4.22	Communication Payload Integration 1
23	4.23	Engineering Services 1
24	4.24	Engineering Services 2
25	4.25	Engineering Services 3
26	4.26	Two (2) Prototypes Delivery
27	4.27	Operator & Maintainer Training

7.0 DATE OF COMPLETION. The Date of Completion for this Agreement is twenty-four (24) months after the date of award, as depicted in block 3, of the SF 26, or as otherwise determined by the Agreements Officer.

8.0 PLACE OF PERFORMANCE:

8.1 TRANSDEC

420 Transdec Rd
San Diego, CA 92106

8.2 Houston Mechatronics
17146 Feather Craft Ln #450
Webster, TX 77598

8.3 Houston Mechatronics – Lake Travis
20811 Dawn Dr. #604
Lago Vista, TX 78645

9.0 GOVERNMENT FURNISHED EQUIPMENT/INFORMATION/PERSONNEL:

SOW Ref	Date Required	Description
Task 2 4.2.1 - 4.2.4	Within 30 days of contract	Digital file of Mine Like Object Access to surrogate Mine Like Object shape for data collection Access to TRANSDEC for data collection event 1
Task 3 4.3.1 - 4.3.3	NLT 30 days before demonstratio n	Access to surrogate Mine Like Object shape for data collection Access to TRANSDEC for data collection event 2
Task 4 4.4.1 - 4.4.4	Within 4 months of contract	Access to surrogate Mine Like Object shape for demonstration Access to TRANSDEC for demonstration
Task 10 4.10.2 - 4.10.4	NLT 8 months AOE	Access to surrogate Mine Like Objects for demonstration Access to TRANSDEC for demonstration Access to PIER for demonstration
Task 11 4.11.1 - 4.11.2	NLT 12 months AOE	Access to surrogate Mine Like Objects for demonstration Access to TRANSDEC for demonstration Access to PIER for demonstration
Task 15 4.15.1 - 4.15.2	NLT 1 week AOE	Digital file of Mine Like Objects Access to surrogate Mine Like Objects shapes for data collection Access to TRANSDEC and PIER for expansion 1 data collection
Task 16 4.16.1 - 4.16.2	NLT 5 weeks AOE	Digital file of Mine Like Objects Access to surrogate Mine Like Objects shapes for data collection Access to TRANSDEC and PIER for expansion 2 data collection
Task 17 4.17.1 - 4.17.2	NLT 9 weeks AOE	Digital file of Mine Like Objects Access to surrogate Mine Like Objects shapes for data collection Access to TRANSDEC and PIER for expansion 3 data collection
Task 18 4.18.1 - 4.18.4	NLT 1 week AOE O2	Digital files of Neutralization Payload Access to Neutralization Payload for electromechanical interface validation. Equipment actuation checkout Drawings of electromechanical interfaces to Neutralization Payload Interface documentation of Neutralization Payload
Task 19 4.19.1-4.19.4	TBD	Digital files of Alternate Sensor Payload Access to Alternate Sensor Payload for electromechanical interface validation. Equipment operation checkout Drawings of electromechanical interfaces to Alternate Sensor

		Payload Interface documentation of Alternate Sensor Payload
Task 20 4.20.1-4.20.4	TBD	Digital files of Alternate Sensor Payload Access to Alternate Sensor Payload for electromechanical interface validation. Equipment operation checkout Drawings of electromechanical interfaces to Alternate Sensor Payload Interface documentation of Alternate Sensor Payload
Task 21 4.21.1-4.21.4	TBD	Digital files of Alternate Sensor Payload Access to Alternate Sensor Payload for electromechanical interface validation. Equipment operation checkout Drawings of electromechanical interfaces to Alternate Sensor Payload Interface documentation of Alternate Sensor Payload
Task 22 4.22.1 - 4.22.4	TBD	Digital files of Alternate Communications Payload Access to Alternate Communications Payload for electromechanical interface validation. Equipment operation checkout Drawings of electromechanical interfaces to Alternate Communications Payload Interface documentation of Alternate Communications Payload

10.0 SECURITY:

10.1 [redacted]

11.0 ACCEPTANCE CRITERIA AND SUCCESS METRICS:

The Autonomous EOD Maritime Response Vehicle effort seeks to prototype a system capable of detecting, identifying, localizing, navigating to, inspecting, and neutralizing mine-like objects on the seafloor, in the water column. A successful prototype system is characterized through the following criteria:

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

12.0 INTELLECTUAL PROPERTY/DATA RIGHTS:

12.1 All proposed Non-Commercial and/or Commercial Intellectual property associated with the systems shall be addressed in Attachment 4: Data Assertions List and Attachment 5, EULA of the DIU Other Transaction Agreement, Terms and Conditions.

12.2 For purposes of data developed under this Agreement for prototype purposes, the Government shall have Government Purpose Rights (GPR). This expressly includes data collected for the purposes of training object detection & tracking algorithms, and any associated training data both real and synthetic.

ATTACHMENT 2: WIDE AREA WORKFLOW INSTRUCTIONS

A. Payments will be made by the Defense Finance and Accounting Service office, as indicated below, within thirty (30) calendar days of an accepted invoice in the government provided invoicing and payment system.

[redacted]

B. Unless otherwise stated, the COMPANY is required to utilize the Wide Area Work Flow (WAWF) system when processing invoices and receiving reports under this Agreement. WAWF is a secure web-based system for electronic invoicing, receipt and acceptance. WAWF application enables electronic form submission of invoices, Government inspection, and acceptance documents in order to support DoD's goal of moving to a paperless acquisition process. Authorized DoD users are notified of pending actions by e-mail and are presented with a collection of documents required to process the contracting or financial action. It uses Public Key Infrastructure (PKI) to electronically bind the digital signature to provide non-reputable proof that the user electronically signed the document with the contents. Benefits include online access and full spectrum view of document status, minimized re-keying and improving data accuracy, eliminating unmatched disbursements and making all documentation required for payment easily accessible. The COMPANY shall:

1. Ensure an Electronic Business Point of Contact is designated within the System for Award Management at http://www.sam.gov.

2. Register to use WAWF-RA at the https://wawf.eb.mil site. Step-by-step procedures to register are available at the https://wawf.eb.mil site. The COMPANY is directed to use the "2-N-1" invoice format when processing invoices.

3. Document routing. The COMPANY shall use the information in the Routing Data Table below only to fill inapplicable fields in WAWF when creating payment requests and receiving reports in the system.

ROUTING DATA TABLE

[redacted]	[redacted]
[redacted]	[redacted]
[redacted]	[redacted]
[redacted]	[redacted]
[redacted]	[redacted]
[redacted]	[redacted]
[redacted]	[redacted]
[redacted]	[redacted]

[redacted] Payment request and supporting documentation. The COMPANY shall ensure a payment request includes appropriate line item and subline item descriptions of the work performed as detailed in the SOW for specific milestones.

D. WAWF email notifications. The COMPANY shall enter the email address identified below in the **"Send Additional Email Notifications"** field of WAWF once a document is submitted in the system.

DIU Invoices: [redacted]

Agreements Officer Representative as defined in Attachment 3

E. The COMPANY may obtain clarification regarding invoicing in WAWF from the following contracting activity's administrative WAWF point of contact. For technical WAWF help, contact the WAWF help desk at 866-618-5988.

F. The following guidance is provided for invoicing processed under this Agreement through WAWF:

1. The AOR identified in Attachment 3, "Agreement Administration" shall continue to formally inspect and accept the deliverables/milestones. To the maximum extent practicable, the AOR shall review the deliverable(s) milestone report(s) and either:

a. provide a written notice of rejection to the COMPANY which includes feedback regarding deficiencies requiring correction or

b. written notice of acceptance to the AO.

2. Acceptance within the WAWF system shall be performed by the DIU Financial Management team upon receipt of a confirmation email, or other form of transmittal, from the AOR.

3. The COMPANY agrees, when entering invoices entered in WAWF to utilize the contract line item number (CLIN) (please use 000I) and accounting classification reference number (ACRN) associated with each milestone as detailed in Section B. The description of the CLIN shall include reference to the associated milestone number along with other necessary descriptive information. The COMPANY agrees that the Government may reject invoices not submitted in accordance with this provision.

G. Note for DFAS: The Agreement shall be entered into the DFAS system by CLIN - Milestone association (MS)/ACRN as delineated in Section B. The Agreement is to be paid out by CLIN (MS)/ACRN. Payments shall be made using the CLIN (MS)/ACRN association as delineated at Section B.

H. Payee Information: As identified at Central Contractor Registration, i.e., Commercial and Government Entity (CAGE) Code, Dun & Bradstreet number (DUNS), and Tax Identification Number (TIN). Payments shall be made in the amounts set forth in the SOW, provided the AOR has verified the completion of the milestones.

ATTACHMENT 3: AGREEMENT ADMINISTRATION

Below is a list of the Points of Contact for the COMPANY and the Government. Each Party may change its representatives named below by written notification to the other party. The Government will affect the change following the procedures in Article II, subparagraph C.3. of the main text of the Agreement.

A. Government Points of Contact:

[redacted]

[redacted]

[redacted]

B. COMPANY's Points of Contact

Program Manager:
Name: Charles Blakely
Phone: 832.729.0787
Email: cblakely@houstonmechatronics.com

Administrative/Contracting:
Name: Reg B. Berka, Chief Operating Officer
Phone: 281.942.9069
Email: rberka@houstonmechatronics.com

ATTACHMENT 4: DATA ASSERTIONS LIST

In accordance with Article10 - Data Rights, Houston Mechatronics Inc is asserting data rights on Non-commercial Technical Data or Computer Software. The Government's rights to use, release, or disclose the following technical data or computer software should be restricted as shown below:

Non-Commercial Technical Data/Computer Software/Patents to be Furnished With Restrictions**	Basis for Assertion***	Asserted Rights Preference****	Name or Person Asserting Restrictions*****
HMI Nautilus Software Commander Wavelink Helmsman Wayfinder Loggerhead Reef Shipyard Minnow Manipulation autonomy software Sortie Manager Perception Processing World Model Hypnos Vehicle Simulation System	Developed exclusively under private expense	Commercial subject to EULA	Houston Mechatronics, Inc.
*Note: Commercial license rights as specified in Article 10 - Data Rights, and the COMPANY End User License Agreement (EULA) attached hereto as Attachment 4.			

The software stack inserted in the table above was developed to support our commercial product Aquanaut 100% under private expense. HMI does not anticipate changes to compiled software to support this program. The prototype vehicle is delivered with a perpetual evaluation license that allows for operation of the vehicle. The cost of the license(s) is included in tasks 4.11 and 4.26, as referenced in the Statement of Work.

Patents
The following patents may be applicable to this scope of work:
Patent Number: US Patent Application 15/449,803
Title: RE-CONFIGURABLE SUBSEA ROBOT

Inventor name(s): Nicolas Radford, John Yamokoski, and Chad Tobler
Assignee: Houston Mechatronics, Inc
Filing Date: March 3, 2017

ATTACHMENT 5: EULA

HOUSTON MECHATRONICS
SOFTWARE END USER LICENSE AGREEMENT

THIS SOFTWARE END USER LICENSE AGREEMENT, including the Order Form which by this reference is incorporated herein (this "**Agreement**"), is a binding agreement between **HOUSTON MECHATRONICS, INC.**, having an address of 17146 Feathercraft Lane, Webster, Texas 77598 ("**Licensor**"), and the person or entity identified on the Order Form as the licensee of the Software ("**Licensee**").

LICENSOR PROVIDES THE SOFTWARE SOLELY ON THE TERMS AND CONDITIONS SET FORTH IN THIS AGREEMENT AND ON THE CONDITION THAT LICENSEE ACCEPTS AND COMPLIES WITH THEM. BY ORDERING THE SOFTWARE YOU (A) ACCEPT THIS AGREEMENT AND AGREE THAT LICENSEE IS LEGALLY BOUND BY ITS TERMS; AND (B) REPRESENT AND WARRANT THAT: (I) YOU ARE OF LEGAL AGE TO ENTER INTO A BINDING AGREEMENT; AND (II) IF LICENSEE IS A CORPORATION, GOVERNMENTAL ORGANIZATION, OR OTHER LEGAL ENTITY, YOU HAVE THE RIGHT, POWER, AND AUTHORITY TO ENTER INTO THIS AGREEMENT ON BEHALF OF LICENSEE AND BIND LICENSEE TO ITS TERMS. IF LICENSEE DOES NOT AGREE TO THE TERMS OF THIS AGREEMENT, LICENSOR WILL NOT AND DOES NOT LICENSE THE SOFTWARE TO LICENSEE AND YOU MUST NOT USE THE SOFTWARE OR DOCUMENTATION.

NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT OR YOUR OR LICENSEE'S ACCEPTANCE OF THE TERMS AND CONDITIONS OF THIS AGREEMENT, NO LICENSE IS GRANTED (WHETHER EXPRESSLY, BY IMPLICATION, OR OTHERWISE) UNDER THIS AGREEMENT, AND THIS AGREEMENT EXPRESSLY EXCLUDES ANY RIGHT, CONCERNING ANY SOFTWARE THAT LICENSEE DID NOT ACQUIRE LAWFULLY OR THAT IS NOT A LEGITIMATE, AUTHORIZED COPY OF LICENSOR'S SOFTWARE.

1. Definitions. For purposes of this Agreement, the following terms have the following meanings:

"**Authorized Users**" means the following individual persons authorized to use the Software pursuant to the license granted under this Agreement: employees of Licensee and any contractors or agents of Licensee using the Software on behalf of Licensee.

"**Documentation**" means user manuals, technical manuals, and any other materials provided by Licensor, in printed, electronic, or other form, that describe the installation, operation, use, or technical specifications of the Software.

"**Intellectual Property Rights**" means any and all registered and unregistered rights granted, applied for, or otherwise now or hereafter in existence under or related to any patent, copyright, trademark, trade secret, database protection, or other intellectual property rights laws, and all similar or equivalent rights or forms of protection, in any part of the world.

"**Licensee**" has the meaning set forth in the preamble.

"**License Fees**" means the license fees, including all taxes thereon, paid or required to be paid by Licensee for the license granted under this Agreement, and as designated on the Order Form.

"**Licensor**" has the meaning set forth in the preamble.

"**Order Form**" means the order form filled out and submitted by or on behalf of Licensee, and accepted by Licensor, for Licensee's purchase of the license for the Software granted under this Agreement.

"**Person**" means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association, or other entity.

"**Software**" means the software programs for which Licensee is purchasing a license, as expressly set forth in the Order Form.

"**Term**" has the meaning set forth in Section 11.

"**Third Party**" means any Person other than Licensee or Licensor.

"**Update**" means updates, bug fixes, patches, and other error corrections as Licensor may make generally available to licensees of the Software then entitled to maintenance and support services, such services provided under a separate set of terms and conditions which may be included with, and incorporated into, the Order Form.

2. License Grant and Scope. Subject to and conditioned upon Licensee's payment of the License Fees and Licensee's strict compliance with all terms and conditions set forth in this Agreement, Licensor hereby grants to Licensee a non-exclusive, non-transferable, non-sublicensable, limited license during the Term to use, solely by and through its Authorized Users, the Software and Documentation, solely as set forth in this Section 2 and subject to all conditions and limitations set forth in Section 4 or elsewhere in this Agreement. This license grants Licensee the right, exercisable solely by and through Licensee's Authorized Users, to:

(a) Use and run the Software as properly installed in accordance with this Agreement and the Documentation, solely as set forth in the Documentation and solely for Licensee's internal business purposes. Such use is permitted only on the computer hardware designated on the Order Form on which the Software is installed, and owned or leased, and controlled by, Licensee.

(b) Download or otherwise make copies of the Documentation and use such Documentation, solely in support of its licensed use of the Software in accordance herewith. All copies of the Documentation made by Licensee (i) will be the exclusive property of Licensor; (ii) will be subject to the terms and conditions of this Agreement; and (iii) must include all trademark, copyright, patent, and other Intellectual Property Rights notices contained in the original.

3. Third-Party Materials. The Software may include software, content, data, or other materials, including related documentation, that are owned by Persons other than Licensor and that are provided to Licensee on licensee terms that are in addition to and/or different from those contained in this Houston Mechatronics Software End User License Agreement ("**Third-Party Licenses**"). A list of all materials, if any, included in the Software and provided under Third-Party Licenses is set forth on Schedule A to this Agreement, and the applicable Third-Party Licenses are accessible via links therefrom. Licensee is bound by and shall comply with all Third-Party Licenses. Any breach by Licensee or any of its Authorized Users of any Third-Party License is also a breach of this Agreement.

4. Use Restrictions. Licensee shall not, and shall require its Authorized Users not to, directly or indirectly:

(a) use (including make any copies of) the Software or Documentation beyond the scope of the license granted under Section 2;

(b) provide any other Person, including any subcontractor, independent contractor, affiliate, or service provider of Licensee, with access to the Software or Documentation, provided that Authorized Users may use the Software;

(c) reverse engineer, disassemble, decompile, decode, or otherwise attempt to derive or gain access to the source code of the Software or any part thereof;

(d) remove, delete, alter, or obscure any trademarks or any copyright, trademark, patent, or other intellectual property or proprietary rights notices provided on or with the Software or Documentation, including any copy thereof;

(e) copy the Software or Documentation, in whole or in part;

(f) rent, lease, lend, sell, sublicense, assign, distribute, publish, transfer, or otherwise make available the Software, or any features or functionality of the Software, to any Third Party for any reason, whether or not over a network or on a hosted basis, including in connection with the internet or any web hosting, wide area network (WAN), virtual private network (VPN), virtualization, time-sharing, service bureau, software as a service, cloud, or other technology or service;

(g) use the Software or Documentation in, or in association with, the design, construction, maintenance, or operation of any hazardous environments or systems, for which it is

not designed, including (i) power generation systems; (ii) aircraft navigation or communication systems, or air traffic control systems; and (iii) safety-critical applications, including medical or life-support systems;

(h) use the Software or Documentation in violation of any law, regulation, or rule; or

(i) use the Software or Documentation for purposes of competitive analysis of the Software, the development of a competing software product or service, or any other purpose that is to the Licensor's commercial disadvantage.

5. Responsibility for Use of Software. Licensee is responsible and liable for all uses of the Software and Documentation through access thereto provided by Licensee, directly or indirectly. Specifically, and without limiting the generality of the foregoing, Licensee is responsible and liable for all actions and failures to take required actions with respect to the Software and Documentation by its Authorized Users or by any other Person to whom Licensee or an Authorized User may provide access to or use of the Software and/or Documentation, whether such access or use is permitted by or in violation of this Agreement.

6. Maintenance and Support. Maintenance and support for the Software shall be provided under a separate set of terms and conditions which may be included with, and incorporated into, the Order Form and the associated Exhibit related thereto.

7. Collection and Use of Information.

(a) Licensee acknowledges that Licensor may, directly or indirectly through the services of Third Parties, collect and store information regarding use of the Software and about equipment on which the Software is installed or through which it otherwise is accessed and used, through (i) the provision of maintenance and support services; and (ii) security measures included in the Software as described in Section **Error! Reference source not found.**.

(b) Licensee agrees that the Licensor may use such information for any purpose related to any use of the Software by Licensee or on Licensee's equipment, including but not limited to (i) improving the performance of the Software or developing Updates; and (ii) verifying Licensee's compliance with the terms of this Agreement and enforcing the Licensor's rights, including all Intellectual Property Rights in and to the Software.

8. Intellectual Property Rights. – See below, and Article 12.0 Intellectual Property/Data Rights, in Agreement No. HQ0845-21-9-0031.

9. Licensee acknowledges and agrees that the Software and Documentation are provided under license, and not sold, to Licensee. Licensee does not acquire any ownership interest in the Software or Documentation under this Agreement, or any other rights thereto, other than to use the same in accordance with the license granted and subject to all terms, conditions, and restrictions under this Agreement. Licensor reserves and shall retain its entire right, title, and interest in and to the Software and all Intellectual Property Rights arising out of or relating to the Software, except as expressly granted to the Licensee in this Agreement. Licensee shall safeguard all Software (including all copies thereof) from infringement, misappropriation, theft, misuse, or unauthorized access. Licensee shall promptly notify Licensor if Licensee becomes aware of any infringement of the Licensor's Intellectual Property Rights in the Software and fully cooperate with Licensor in any legal action taken by Licensor to enforce its Intellectual Property Rights.

10. PAYMENT. – See Article 5, Obligation and Payment in Agreement No. HQ0845-21-9-0031.

11. Term and Termination – See Article 3, Term of the Agreement and Termination in Agreement No. HQ0845-21-9-0031.

12. Limited Warranties, Exclusive Remedy, and Disclaimer/Warranty Disclaimer – See Article 11, Software License in Agreement No. HQ0845-21-9-0031.

(a) Solely with respect to Software for which Licensor receives a License Fee, Licensor warrants that, for a period of thirty (30) days following the license date set forth on the Order Form, the Software will substantially contain the functionality described in the Documentation, and when properly installed on the authorized hardware set forth on the Order Form, or on a computer

meeting the specifications set forth in, and operated in accordance with, the Documentation (if no specific authorized hardware is designated on the Order Form), will substantially perform in accordance therewith.

THE FOREGOING WARRANTY DOES NOT APPLY, AND LICENSOR STRICTLY DISCLAIMS ALL WARRANTIES, WITH RESPECT TO ANY THIRD-PARTY MATERIALS.

(b) The warranty set forth in Section 12(a) will not apply and will become null and void if Licensee breaches any material provision of this Agreement, or if Licensee, any Authorized User, or any other Person provided access to the Software by Licensee or any Authorized User, whether or not in violation of this Agreement, (i) installs or uses the Software on or in connection with any hardware or software not specified in the Order Form or Documentation (as applicable); (ii) modifies or damages the Software, or the media on which it is provided, including abnormal physical or electrical stress; or (iii) misuses the Software, including any use of the Software other than as specified in the Documentation.

(c) If, during the period specified in Section 12(a), any Software covered by the warranty set forth in such Section fails to perform substantially in accordance with the Documentation, and such failure is not excluded from warranty pursuant to the Section 12(b), Licensor will, subject to Licensee's promptly notifying Licensor in writing of such failure, at its sole option, either (i) repair or replace the Software, provided that Licensee provides Licensor with all information Licensor requests to resolve the reported failure, including sufficient information to enable the Licensor to recreate such failure; or (ii) refund the License Fees paid for such Software, subject to Licensee's ceasing all use of and, if requested by Licensor, returning to Licensor all copies of the Software.

If Licensor repairs or replaces the Software, the warranty will continue to run from the initial date specified on the Order Form, and not from Licensee's receipt of the repair or replacement. The remedies set forth in this Section 12(c) are Licensee's sole remedies and Licensor's sole liability under the limited warranty set forth in Section 12(a).

(d) EXCEPT FOR THE LIMITED WARRANTY SET FORTH IN SECTION 12(a), THE SOFTWARE AND DOCUMENTATION ARE PROVIDED TO LICENSEE "AS IS" AND WITH ALL FAULTS AND DEFECTS WITHOUT WARRANTY OF ANY KIND. ALL FUTURE SUPPORT AND MAINTENANCE FOR THE SOFTWARE SHALL BE PROVIDED TO LICENSEE, IF SELECTED AND PAID FOR BY LICENSEE, UNDER SEPARATE TERMS AND CONDITIONS WHICH MAY BE INCLUDED WITH, AND INCORPORATED INTO, THE ORDER FORM AND THE ASSOCIATED EXHIBIT RELATED THERETO.

TO THE MAXIMUM EXTENT PERMITTED UNDER APPLICABLE LAW, LICENSOR, ON ITS OWN BEHALF AND ON BEHALF OF ITS AFFILIATES AND ITS AND THEIR RESPECTIVE LICENSORS AND SERVICE PROVIDERS, EXPRESSLY DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, WITH RESPECT TO THE SOFTWARE AND DOCUMENTATION, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, AND NON-INFRINGEMENT, AND WARRANTIES THAT MAY ARISE OUT OF COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE, OR TRADE PRACTICE. WITHOUT LIMITATION TO THE FOREGOING, THE LICENSOR PROVIDES NO WARRANTY OR UNDERTAKING, AND MAKES NO REPRESENTATION OF ANY KIND THAT THE LICENSED SOFTWARE WILL MEET THE LICENSEE'S REQUIREMENTS, ACHIEVE ANY INTENDED RESULTS, BE COMPATIBLE, OR WORK WITH ANY OTHER SOFTWARE, APPLICATIONS, SYSTEMS, OR SERVICES, OPERATE WITHOUT INTERRUPTION, MEET ANY PERFORMANCE OR RELIABILITY STANDARDS OR BE ERROR FREE, OR THAT ANY ERRORS OR DEFECTS CAN OR WILL BE CORRECTED.

13. Limitation of Liability – See Article 19: Indemnity of Agreement No. HQ0845-21-9-0031

14. Export Regulation. The Software and Documentation may be subject to US export control laws, including the Export Control Reform Act and its associated regulations. The Licensee shall not, directly or indirectly, export, re-export, or release the Software or Documentation to, or make the Software or Documentation accessible from, any jurisdiction or country to which export, re-export, or release is prohibited by law, rule, or regulation. The Licensee shall comply with all applicable federal laws, regulations, and rules, and complete all required undertakings (including obtaining any necessary export license or other

governmental approval), prior to exporting, re-exporting, releasing, or otherwise making the Software or Documentation available outside the US.

15. US Government Rights. The Software is commercial computer software, as such term is defined in 48 C.F.R. §2.101. Accordingly, if the Licensee is the US Government or any contractor therefor, Licensee shall receive only those rights with respect to the Software and Documentation as are granted to all other end users under license, in accordance with (a) 48 C.F.R. §227.7201 through 48 C.F.R. §227.7204, with respect to the Department of Defense and their contractors, or (b) 48 C.F.R. §12.212, with respect to all other US Government licensees and their contractors.

16. Miscellaneous – See Article 23: Miscellaneous of Agreement No. HQ0845-21-9-0031

(a) Licensor will not be responsible or liable to Licensee, or deemed in default or breach hereunder by reason of any failure or delay in the performance of its obligations hereunder where such failure or delay is due to strikes, labor disputes, civil disturbances, riot, rebellion, invasion, epidemic, hostilities, war, terrorist attack, embargo, natural disaster, acts of God, flood, fire, sabotage, fluctuations or non-availability of electrical power, heat, light, air conditioning, or Licensee equipment, loss and destruction of property, or any other circumstances or causes beyond Licensor's reasonable control.

(b) All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given: (i) when delivered by hand (with written confirmation of receipt); (ii) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (iii) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses set forth on the Order Form (or to such other address as may be designated by a party from time to time in accordance with this Section 16(b)).

(c) Licensee shall not assign or otherwise transfer any of its rights, or delegate or otherwise transfer any of its obligations or performance, under this Agreement, in each case whether voluntarily, involuntarily, by operation of law, or otherwise, without Licensor's prior written consent, which consent Licensor may give or withhold in its sole discretion. For purposes of the preceding sentence, and without limiting its generality, any merger, consolidation, or reorganization involving Licensee (regardless of whether Licensee is a surviving or disappearing entity) will be deemed to be a transfer of rights, obligations, or performance under this Agreement for which Licensor's prior written consent is required. No delegation or other transfer will relieve Licensee of any of its obligations or performance under this Agreement. Any purported assignment, delegation, or transfer in violation of this Section 16(c) is void. Licensor may freely assign or otherwise transfer all or any of its rights, or delegate or otherwise transfer all or any of its obligations or performance, under this Agreement only if the Licensee's consent has provided written consent. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective permitted successors and assigns.

(d) This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer on any other Person any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement.

(e) This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any right, remedy, power, or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.

(f) If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

(g) For purposes of this Agreement, (a) the words "include," "includes," and "including" shall be deemed to be followed by the words "without limitation"; (b) the word "or" is not exclusive; and (c) the words "herein," "hereof," "hereby," "hereto," and "hereunder" refer to this Agreement as a whole. Unless the context otherwise requires, references herein: (x) to Sections, Annexes, Schedules, and Exhibits refer to the Sections of, and Annexes, Schedules, and Exhibits attached to, this Agreement; (y) to an agreement, instrument, or other document means such agreement, instrument, or other document as amended, supplemented, and modified from time to time to the extent permitted by the provisions thereof and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Order Form and all Annexes, Schedules, and Exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.

(h) The headings in this Agreement are for reference only and do not affect the interpretation of this Agreement.

ATTACHMENT 6: AFFIRMATION OF BUSINESS STATUS CERTIFICATION

AFFIRMATION OF BUSINESS STATUS CERTIFICATION (ABSC)

Every significant participating entity shall complete the following table and provide a signature representing its certification.

[redacted]

The Entity named above represents that it is (check one of the following boxes):

☒ **A Nontraditional Defense Contractor** (NDC) – A Nontraditional Defense Contractor is an entity that is not currently performing and has not performed, for at least the one-year period preceding the solicitation of sources by DoD for the procurement or transaction, any contract or subcontract for the DoD that is subject to full coverage under the cost accounting standards prescribed pursuant to section 1502 of title 41 and the regulations implementing such section (see 10 U.S.C. 2302(9)).

☐ **A Nonprofit Research Institution** – As defined in 15 U.S.C. 3703 a nonprofit institution means an organization owned and operated exclusively for scientific or educational purposes, no part of the net earnings of which inures to the benefit of any private shareholder or individual; and includes federally funded research and development centers, as identified by the National Scientific Foundation in accordance with the government wide Federal Acquisition Regulation issued in accordance with section 1303(a)(1) of title 41 (or any successor regulation thereto).

☐ **A Traditional Defense Contractor** – A Traditional Defense Contractor is an entity that does not meet the definition of a Nontraditional Defense Contractor (NDC).

The undersigned hereby certifies that the representations made herein are accurate and true regarding the entity identified above. I authorize my electronic signature to carry the same weight and legal effect as my written signature.

[redacted]

ATTACHMENT 7: PROHIBITION ON USE OF CERTAIN TELECOMMUNICATIONS AND VIDEO SURVEILLANCE SERVICES OR EQUIPMENT

Prohibition on Use of Certain Telecommunications and Video Surveillance Services or Equipment

This attachment is to ensure compliance with Section 889 of the John S. McCain National Defense Authorization Act for Fiscal Year 2019 (Pub. L. 115-232). Based on the information provided below, the Government may be unable to enter into an Agreement, exercise an option under an Agreement, or bilaterally modify the Agreement to extend the term of an Agreement with the Company.

(a) *Definitions.*

Backhaul means intermediate links between the core network, or backbone network, and the small subnetworks at the edge of the network (*e.g.*, connecting cell phones/towers to the core telephone network). Backhaul can be wireless (e.g., microwave) or wired (*e.g.*, fiber optic, coaxial cable, Ethernet).

Covered foreign country means The People's Republic of China.

Covered telecommunications equipment or services means–

(1) Telecommunications equipment produced by Huawei Technologies Company or ZTE Corporation (or any subsidiary or affiliate of such entities);

(2) For the purpose of public safety, security of Government facilities, physical security surveillance of critical infrastructure, and other national security purposes, video surveillance and telecommunications equipment produced by Hytera Communications Corporation, Hangzhou Hikvision Digital Technology Company, or Dahua Technology Company (or any subsidiary or affiliate of such entities);

(3) Telecommunications or video surveillance services provided by such entities or using such equipment; or

(4) Telecommunications or video surveillance equipment or services produced or provided by an entity that the Secretary of Defense, in consultation with the Director of National Intelligence or the Director of the Federal Bureau of Investigation, reasonably believes to be an entity owned or controlled by, or otherwise connected to, the government of a covered foreign country.

Critical technology means–

(1) Defense articles or defense services included on the United States Munitions List set forth in the International Traffic in Arms Regulations under subchapter M of chapter I of title 22, Code of Federal Regulations;

(2) Items included on the Commerce Control List set forth in Supplement No. 1 to part 774 of the Export Administration Regulations under subchapter C of chapter VII of title 15, Code of Federal Regulations, and controlled-

(i) Pursuant to multilateral regimes, including for reasons relating to national security, chemical and biological weapons proliferation, nuclear nonproliferation, or missile technology; or

(ii) For reasons relating to regional stability or surreptitious listening;

(3) Specially designed and prepared nuclear equipment, parts and components, materials, software, and technology covered by part 810 of title 10, Code of Federal Regulations (relating to assistance to foreign atomic energy activities);

(4) Nuclear facilities, equipment, and material covered by part 110 of title 10, Code of Federal Regulations (relating to export and import of nuclear equipment and material);

(5) Select agents and toxins covered by part 331 of title 7, Code of Federal Regulations, part 121 of title 9 of such Code, or part 73 of title 42 of such Code; or

(6) Emerging and foundational technologies controlled pursuant to section 1758 of the Export Control Reform Act of 2018 (50 U.S.C. 4817).

Interconnection arrangements means arrangements governing the physical connection of two or more networks to allow the use of another's network to hand off traffic where it is ultimately delivered (*e.g.*, connection of a customer of telephone provider A to a customer of telephone company B) or sharing data and other information resources.

Reasonable inquiry means an inquiry designed to uncover any information in the entity's possession about the identity of the producer or provider of covered telecommunications equipment or services used by the entity that excludes the need to include an internal or third-party audit.

Roaming means cellular communications services (*e.g.*, voice, video, data) received from a visited network when unable to connect to the facilities of the home network either because signal coverage is too weak or because traffic is too high.

Substantial or essential component means any component necessary for the proper function or performance of a piece of equipment, system, or service.

(b) *Prohibition.*

(1) The Company is prohibited from providing to the Government any equipment, system, or service that uses covered telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system, unless the Company is providing (i) a service that connects to the facilities of a third-party, such as backhaul, roaming, or interconnection arrangements; or (ii) telecommunications equipment that cannot route or redirect user data traffic or permit visibility into any user data or packets that such equipment transmits or otherwise handles or the covered telecommunication equipment or services. A waiver, for a period not exceeding August 13, 2021, may be requested.

(2) The Company acknowledges and accepts that the Government is prohibited from entering into an agreement, or extending or renewing an agreement, with an entity that uses any equipment, system, or service that uses covered telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system, unless an exception at paragraph (b)(1) of this article applies, regardless of whether that use is in performance of work under a Federal contract or agreement.

(c) *Certification.*

The Company shall review the list of excluded parties in the System for Award Management (SAM) (https://www.sam.gov) for entities excluded from receiving federal awards for "covered telecommunications equipment or services."

Based on that review:

(1) ☐ The Company certifies that it does ☐ **does not** ☒ provide covered telecommunications equipment or services as a part of its offered products or services to the Government in the performance of any contract, subcontract, other transaction agreement, or other contractual instrument.

(2) If the Company does provide covered telecommunications equipment or services as a part of its offered products or services to the Government in the performance of any contract, subcontract, other transaction agreement, or other contractual instrument as described in

paragraph (c)(1), the Company certifies that it will □ **will not** □ provide covered telecommunications equipment or services to the Government in the performance of any contract, subcontract, other transaction agreement, or other contractual instrument resulting from this solicitation. If the Company will provide covered telecommunications equipment or services to the Government in the performance of any contract, subcontract, other transaction agreement, or other contractual instrument resulting from this solicitation (c)(2), the Company shall provide the additional disclosure information required at paragraph (d)(1) of this Article.
(3) The Company certifies, after conducting a reasonable inquiry, for purposes of this certification, that it does □ **does not** ☒ use covered telecommunications equipment or services, or use any equipment, system, or service that uses covered telecommunications equipment or services. If the Company does use covered telecommunications equipment or services, or use any equipment, system, or service that uses covered telecommunications equipment or services as described under this paragraph (c)(3), the Company shall provide the additional disclosure information required at paragraph (d)(2) of this Article.

(d) *Disclosures.*

(1) Disclosure for the certification in paragraph (c)(2) of this Article. If the Company does provide covered telecommunications equipment or services to the Government in the performance of any contract, subcontract, other transaction agreement, or other contractual instrument in in paragraph (c)(2) of this provision, the Company shall provide the following information:

(i) For covered equipment—

(A) The entity that produced the covered telecommunications equipment (include entity name, unique entity identifier, CAGE code, and whether the entity was the original equipment manufacturer (OEM) or a distributor, if known);
(B) A description of all covered telecommunications equipment offered (include brand; model number, such as OEM number, manufacturer part number, or wholesaler number; and item description, as applicable); and
(C) Explanation of the proposed use of covered telecommunications equipment and any factors relevant to determining if such use would be permissible under the prohibition in paragraph (b)(1) of this Article.

(ii) For covered services—

(A) If the service is related to item maintenance: A description of all covered telecommunications services offered (include on the item being maintained: Brand; model number, such as OEM number, manufacturer part number, or wholesaler number; and item description, as applicable); or
(B) If not associated with maintenance, the Product Service Code (PSC) of the service being provided; and explanation of the proposed use of covered telecommunications services and any factors relevant to determining if such use would be permissible under the prohibition in paragraph (b)(1) of this Article.

(2) If the Company does use covered telecommunications equipment or services, or use any equipment, system, or service that uses covered telecommunications equipment or services in in paragraph (c)(3) of this Article, the Company shall provide the following information:

(i) For covered equipment—

(A) The entity that produced the covered telecommunications equipment (include entity name, unique entity identifier, CAGE code, and whether the entity was the OEM or a distributor, if known);
(B) A description of all covered telecommunications equipment offered (include brand; model number, such as OEM number, manufacturer part number, or wholesaler number; and item description, as applicable); and

(C) Explanation of the proposed use of covered telecommunications equipment and any factors relevant to determining if such use would be permissible under the prohibition in paragraph (b)(2) of this Article.

(ii) For covered services—

(A) If the service is related to item maintenance: A description of all covered telecommunications services offered (include on the item being maintained: Brand; model number, such as OEM number, manufacturer part number, or wholesaler number; and item description, as applicable); or

(B) If not associated with maintenance, the PSC of the service being provided; and explanation of the proposed use of covered telecommunications services and any factors

relevant to determining if such use would be permissible under the prohibition in paragraph (b)(2) of this Article.

(e) *Reporting requirement.*

(1) In the event the Company identifies covered telecommunications equipment or services used as a substantial or essential component of any system, or as critical technology as part of any system, during agreement performance, or the Company is notified of such by a subcontractor at any tier or by any other source, the Company shall report the information in paragraph (e)(2) of this Article to the Agreements Officer and to the Department of Defense website at https://dibnet.dod.mil.

(2) The Company shall report the following information pursuant to paragraph (e)(1) of this clause

(i) Within one business day from the date of such identification or notification: the agreement number; the order number(s), if applicable; supplier name; supplier unique entity identifier (if known); supplier Commercial and Government Entity (CAGE) code (if known); brand; model number (original equipment manufacturer number, manufacturer part number, or wholesaler number); item description; and any readily available information about mitigation actions undertaken or recommended.

(ii) Within 10 business days of submitting the information in paragraph (e)(2)(i) of this clause: any further available information about mitigation actions undertaken or recommended. In addition, the Company shall describe the efforts it undertook to prevent use or submission of covered telecommunications equipment or services, and any additional efforts that will be incorporated to prevent future use or submission of covered telecommunications equipment or services.

(e) *Subcontracts.* The Company shall insert the substance of this article, including this paragraph but excluding paragraph (b)(2), in all subcontracts and other contractual instruments, including subcontracts for the acquisition of commercial items.

[redacted]

(End of Summary of Changes)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	
PAGE OF PAGES	1 of 3
2. AMENDMENT/MODIFICATION NO.	
3. EFFECTIVE DATE	24-Jan-2022
4. REQUISITION/PURCHASE REQ. NO.	
5. PROJECT NO. (If applicable)	
6. ISSUED BY	CODE HQ0845 DEFENSE INNOVATION UNIT 230 RT JONES RD MOUNTAIN VIEW CA 94043
7. ADMINISTERED BY (If other than item 6)	CODE See Item 6
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)	HOUSTON MECHATRONICS, INC. HMI REGINALD B. BERKA 17146 FEATHERCRAFT LANE, STE 450 WEBSTER TX 77598-4364
CODE	7LK31
FACILITY CODE	
9A. AMENDMENT OF SOLICITATION NO.	
9B. DATED (SEE ITEM 11)	
[redacted]NTRACT/ORDER NO.	
10B. DATED (SEE ITEM 13)	X 30-Aug-2021

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☐ A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☐ B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

X C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
Agreement Article III, Paragraph B

☐ D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: [redacted]

The Purpose of this modification is [redacted] fully funding Milestone 8.

All other terms and conditions remain unchanged.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	Reginald B. Berka, Chief Operating Officer
15B. CONTRACTOR/OFFEROR	(signature) (Signature of person authorized to sign)
15C. DATE SIGNED	January 26, 2022
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	[redacted]
16C. DATE SIGNED	

EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

30-105-04

STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by [redacted] from [redacted] to [redacted]

SECTION B - SUPPLIES OR SERVICES AND PRICES

SUBCLIN 0008AB
The option status has changed from Option to Option Exercised.

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule item for SUBCLIN 0008AB has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
11-DEC-2021	1	N/A FOB: Destination	

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
30-SEP-2023	1	N/A FOB: Destination	

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by [redacted] from [redacted] to [redacted].

SUBCLIN 0008AB:

[redacted] has been added.

[redacted]

(End of Summary of Changes)